December 31, 1997

NORTHWESTERN
MUTUAL LIFE-C-

THE QUIET COMPANY-C-


                                    ANNUAL REPORT


[GRAPHIC]

-----------------------------------------
Northwestern Mutual Variable Life Account
-----------------------------------------

















Northwestern Mutual
Series Fund, Inc.

The Northwestern Mutual
Life Insurance Company
720 East Wisconsin Avenue
Milwaukee, WI 53202

                                 CONTENTS

POLICYOWNER PRIVILEGES

FREE TRANSFERS AMONG PORTFOLIOS

A limited number of free transfers per year are available with your policy. Same day transfers are permitted among our investment portfolios by phone using NML Express (see box upper right) or by FAX 414-299-4268. The appropriate form (form number 18-1425) is included at the end of this report. Additional forms are available form your Northwestern Mutual Life Agent. Mail forms are processed when received.

POLICYOWNER COMMUNICATIONS

You receive confirmation statements with transactions that affect your portfolio(s).

NORTHWESTERN MUTUAL LIFE'S VARIABLE POLICIES ARE PARTICIPATING

Policies are expected to pay dividends, based on the company's recent mortality and expense experience. Dividends are based on actual experience and are not guaranteed.

ADDITIONAL BENEFITS

Some of the popular optional additional benefits which may be available to policyowners include the following (subject to underwriting and payment of appropriate premium).

WAIVER OF PREMIUM

The Waiver of Premium Benefit waives the premiums during total disability. Available at ages 0-59.

ACCIDENTAL DEATH BENEFIT

The Accidental Death Benefit provides an additional death benefit when death results from accidental bodily injury. Available at ages 0-65.

ADDITIONAL PURCHASE BENEFIT

When the Additional Purchase Benefit is purchased, the company agrees to issue additional policies on several specified purchase dates without requiring evidence of insurability. Available at ages 0-38.

Contact your Northwestern Mutual Life Agent if you wish to learn more about your policy or any of the policyowner privileges described above.


           HOW TO GET MORE INFORMATION
           NML Express provides 24 hour telephone access to your account information by dialing
           1-800-519-4NML (1-800-519-4665)
           Policyowners must provide a policy number plus a Personal Identification Number (PIN) to utilize this service. Call toll-free to review policy values and portfolio performance. If a signed authorization has been returned to the Home
           Office, policyowners may also transfer among portfolios by phone.
           For more information about Northwestern Mutual
           Life, visit us on our Website at
           WWW.NORTHWESTERNMUTUAL.COM

CONTENTS

Letter to Policyowners                                                         1

Performance Summary for Separate Accounts                                      2

Economic Overview and Outlook                                                  3

Series Fund Schedule of Investments                                            4

  Aggressive Growth Stock Portfolio                                            4

  International Equity Portfolio                                               7

  Growth Stock Portfolio                                                      11

  Growth and Income Stock Portfolio                                           14

  Index 500 Stock Portfolio                                                   17

  Balanced Portfolio                                                          24

  High Yield Bond Portfolio                                                   36

  Select Bond Portfolio                                                       39

  Money Market Portfolio                                                      43

Accountants' Letter                                                           45

Series Fund Financial Statements                                              46

  Aggressive Growth Stock Portfolio                                           46

  International Equity Portfolio                                              49

  Growth Stock Portfolio                                                      52

  Growth and Income Stock Portfolio                                           55

  Index 500 Stock Portfolio                                                   58

  Balanced Portfolio                                                          61

  High Yield Bond Portfolio                                                   64

  Select Bond Portfolio                                                       67

  Money Market Portfolio                                                      70

Notes to Series Fund Financial Statements                                     73

Accountants' Letter                                                           76

Variable Life Financial Statements                                            78

  Notes to Financial Statements                                               82

Directors and Officers                                                        89

LETTER TO POLICYOWNERS
LETTER TO POLICYOWNERS

January 31, 1998

In 1997, the stock market continued its powerful upward trend, delivering returns over 20% for an unprecedented third consecutive year. In contrast to the prior year, the bond market's performance was also quite strong, with total returns from corporate bonds just under 10%. In a year when few active fund managers were able to generate returns that matched the broad market indexes, the portfolios underlying Northwestern Mutual's annuity products performed in line with their stated objectives, providing policy owners attractive returns.

The forces behind this market strength are the same as in recent years -- a steadily expanding economy virtually devoid of inflation. For nearly 20 years, the Federal Reserve Bank and most of its counterparts around the world have been practicing sound monetary policies: in order to conquer inflation, they have been willing to risk slow growth and even recession. It now appears that the goal of price stability has been achieved. The positive surprise has been that there has been no major recession, in large part because technological advances have resulted in major gains in productivity.

One major question facing world markets today is the economic crisis in Asia, which is already beginning to affect markets in other parts of the world. One positive effect is a flight to quality: investors are moving from risky Asian markets to more secure U.S. markets; this is one reason for the excellent performance of the U.S. bond market in the fourth quarter. The downside is that in weaker Asian economies, there will be less demand for U.S. products of all sorts -- Disney movies, Coca-Cola soft drinks, General Motors automobiles, and Intel computer chips -- and this will dampen overall demand. At the same time, countries with devalued currencies will use their productive capacity to flood world markets with goods that are cheap in dollars and other strong currencies, creating difficult competitive situations for other global manufacturers. Experts differ in evaluating how significant the problems in Asia will be for other markets around the world, but they will certainly be an influence in the months ahead. We at Northwestern Mutual have taken steps to minimize exposure to problems in Asia, by adjusting asset mixes and focusing on high quality issues that rely largely on domestic markets for earnings growth, and we will continue to monitor the situation closely.
       [PHOTO]

In recent years, the stock market has moved rather steadily upward; there has not been a major correction since 1990. The bond market has also been generally strong, though not as consistently as the stock market. Although both stocks and bonds may continue to perform well, there are limits. Stock prices today are quite high by almost any traditional measure. Bond prices, too, have already reflected most of the positive factors in the market and the economy today.

Markets do fluctuate; this is a reality of investing. By purchasing your variable life policy, you have demonstrated already that you are thinking of the distant future. In evaluating the performance of the funds underlying your policy, we urge you to maintain a long-term point of view and avoid being influenced by market fluctuations. It is a good idea to adjust your investments among portfolios as your circumstances, needs and goals evolve, but it would be a mistake to let short-term market moves influence your investment strategy.

The variable life insurance policies on which we are reporting have an important place in the financial portfolios of many people. Northwestern Mutual also offers many other insurance and investment products that address a wide variety of financial needs, including variable annuities and our Mason Street family of mutual funds, introduced in 1997. As you consider your financial goals and requirements, we hope that you will consider Northwestern Mutual products that may be appropriate for you. Your Northwestern Mutual agent stands ready to provide help as you plan for a secure financial future. We join our agents in thanking you for selecting Northwestern Mutual to help you accomplish your financial goals.

The Northwestern Mutual Life Insurance Company

            [SIGNATURE]

James D. Ericson, President and
Chief Executive Officer

                                       --

PERFORMANCE SUMMARY
PERFORMANCE SUMMARY  as of December 31, 1997

VARIABLE LIFE--POLICIES ISSUED BEFORE OCTOBER 11, 1995

                   Aggressive                            Growth &
Net Investment     Growth       International Growth     Income     Index 500             High Yield  Select     Money
Rates of Return    Stock        Equity        Stock      Stock      Stock      Balanced   Bond        Bond       Market
(as of 12/31/97)   Portfolio    Portfolio     Portfolio  Portfolio  Portfolio  Portfolio  Portfolio   Portfolio  Portfolio
1 year...........  13.07%       11.50%        28.95%     29.12%     32.27%     20.67%     15.04%      8.70%      4.74%
5 years..........  -            -             -          -          141.02%    85.21%     -           40.82%     21.50%
  Annualized.....  -            -             -          -          19.24%     13.12%     -           7.09%      3.97%
10 years.........  -            -             -          -          288.93%    195.37%    -           129.34%    63.36%
  Annualized.....  -            -             -          -          14.55%     11.44%     -           8.65%      5.03%
Since
inception........  90.07%*      51.89%*       103.30%*   100.03%*   -          -          62.70%*     -          -
  Annualized.....  19.16%       12.09%        21.37%     20.84%     -          -          14.21%      -          -

VARIABLE COMPLIFE--POLICIES ISSUED ON OR AFTER OCTOBER 11, 1995**

                   Aggressive                            Growth &
Net Investment     Growth       International Growth     Income     Index 500             High Yield  Select     Money
Rates of Return    Stock        Equity        Stock      Stock      Stock      Balanced   Bond        Bond       Market
(as of 12/31/97)   Portfolio    Portfolio     Portfolio  Portfolio  Portfolio  Portfolio  Portfolio   Portfolio  Portfolio
1 year...........  13.18%       11.61%        29.08%     29.25%     32.41%     20.79%     15.16%      8.81%      4.84%
5 years..........  -            -             -          -          142.26%    86.16%     -           41.54%     22.12%
  Annualized.....  -            -             -          -          19.36%     13.23%     -           7.19%      4.08%
10 years.........  -            -             -          -          292.95%    198.43%    -           131.70%    65.05%
  Annualized.....  -            -             -          -          14.67%     11.55%     -           8.77%      5.14%
Since
inception........  90.78%*      52.46%*       104.06%*   100.78%*   -          -          63.30%*     -          -
  Annualized.....  19.28%       12.20%        21.50%     20.96%     -          -          14.33%      -          -

The net investment rates of return shown above should not be considered a representation of investment results which may be anticipated in the future. The net investment rates of return include investment income, capital gains and all common fees of the divisions of the Variable Life Account, but not the additional charges that are unique to your policy. See the prospectus for a description of the effect of investment performance on policy benefits. Policy benefits reflect the investment rates of return of the divisions in which the policy is invested, and will vary depending on the fees and expenses associated with your policy.

* Inception date of 5/3/94.

** Product inception date of 10/11/95. Returns prior to 10/11/95 were reflected using the actual investment experience of each division, adjusted for the expenses of the product. These returns are not a guarantee of future performance.

Note: "Standard and Poor's 500" and "S&P 500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by The Northwestern Mutual Life Insurance Company. The Series Fund and its Portfolios are not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in them.

IMPORTANT NOTE:
The average annual total returns shown with the graphs on the following pages are not an estimate or a guarantee of future performance. These average annual total returns reflect reinvestment of investment income and capital gain distributions, and deduction of investment management fees and fund expenses, but not product charges. See the prospectus for a description of the effect of investment performance on policy benefits. Policy benefits reflect the investment rates of return of the divisions in which the policy is invested, and will vary depending on the insurance and administrative charges, applicable sales charges, and the mortality and expense risk charge associated with the product. These product charges effectively reduce the dollar amount of any net gains and increase the dollar amount of any net losses. The net investment rates of return shown above reflect the product charges borne by each division of the Variable Life Account, but not the additional charges that are unique to your policy. Your Northwestern Mutual Life agent/registered representative of Northwestern Mutual Investment Service ("NMIS") can provide you with actual rates of return for your variable life insurance policy, showing the effect of all of the applicable charges.

                                       --

--------------------------------------------------------------------------------

Economic Overview and Outlook
THE ECONOMY

During 1997, the domestic economy continued its seven-year trend of moderate growth with minimal inflation and very low unemployment -- really the best of all possible economic scenarios. For some 20 years, since the painful double-digit inflation of the 1970s, monetary policies in the United States, Europe and Japan have focused on fighting inflation. It now appears that price stability has been achieved, with benefits felt throughout the economy. Low interest rates encourage capital investment, which stimulates the industrial sector while improving productivity. For consumers, modest income gains can translate to real improvements in living standards, and confident consumers spend and invest, providing further strength for the economy. The strong economy has bolstered tax revenues, enabling the Federal government to develop a balanced budget for 1999, following 30 years of deficits.

The only real cloud on the horizon is the economic crisis in Asia. Crashing stock markets, currency devaluations, corporate bankruptcies and shrinking consumer demand will surely affect economies and markets elsewhere; the chief question is whether the effects will be minor or substantial. For now, virtually all economists are projecting another year of moderate growth for the U.S. economy.

     Economic Growth
     and Inflation

 EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             Real Economic
                    Growth   Inflation
 1988                 3.8%        4.4%
 1989                 3.4%        4.6%
 1990                 1.3%        6.1%
 1991                -1.0%        3.1%
 1992                 2.7%        2.9%
 1993                 2.3%        2.7%
 1994                 3.5%        2.7%
 1995                 2.0%        2.5%
 1996                 2.2%        3.3%
 1997                 3.7%        1.7%

       Source: U.S. Department of Commerce. Year-to-year percentage change in Real Gross Domestic Product is used for real economic growth. December-to-December percentage change in the Consumer Price Index -- Urban is used for the inflation rate. 1997 numbers are preliminary.

--------------------------------------------------------------------------------

THE EQUITY MARKET

The bull market for stocks continued throughout 1997, with a vast array of performance records set. For the year, the Dow Jones Industrial Average rose 23% and the Standard & Poor's 500 stock index rose 31%, the first time either index has risen more than 20% for three consecutive years. The strong gains masked the reality of a two-tier market, led by big names such as General Electric and Coca-Cola, while the stocks of smaller companies languished during much of the year.

The latter part of the year was notable for significantly increased volatility; in fact, almost all of the market's gains came in the first seven months. A few high-profile earnings disappointments in August made investors nervous, leading to sell-offs. Then, in late October, economies and stock markets in Asia began to crumble, sparking corrections in markets throughout the world. During the fourth quarter, the U.S. stock market experienced a brief but sharp correction before recovering at year end.

     Annual Total Returns
     from S&P 500 Index

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

12/31/88       16.6%
12/31/89       31.7%
12/31/90       -3.1%
12/31/91       30.5%
12/31/92        7.6%
12/31/93       10.1%
12/31/94        1.2%
12/31/95       37.4%
12/31/96       22.8%
12/31/97       33.4%

       Source: Standard & Poor's

--------------------------------------------------------------------------------

THE BOND MARKET

In 1997, a powerful combination of economic and financial forces resulted in excellent performance in the U.S. bond market. This bull market for bonds culminated in the fourth quarter, when bonds outperformed the very strong stock market.

Bonds traditionally perform well when inflation is not a concern, and this was the case throughout 1997. Disinflation and a disappearing Federal deficit combined to push interest rates lower and bond prices higher. The economic crisis in Asia, though devastating for the countries involved, is a major positive force for the U.S. bond market, as investors seek high quality. At year end, the bond market appeared to be anticipating further easing of monetary policy by the Federal Reserve, not because of slowing domestic growth, but as a means of supporting the currencies of Southeast Asian nations. The expanding importance of international events in determining the direction of domestic stock and bond markets substantially increases the complexity of predicting market trends. The many possible policy directions and outcomes of the Asian crisis make future trends in the bond market very hard to forecast, but at year-end 1997, most indicators seem to be positive.

     Annual Total Returns from
     Merrill Lynch Domestic Master Index

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

12/31/88        8.0%
12/31/89       14.2%
12/31/90        9.1%
12/31/91       15.9%
12/31/92        7.6%
12/31/93       10.0%
12/31/94       -2.8%
12/31/95       18.5%
12/31/96        3.6%
12/31/97        9.7%

       Source: Merrill Lynch. The Merrill Lynch Domestic Master Index is an unmanaged market value weighted index comprised of U.S. Government, mortgage and investment-grade corporate bonds.

                                      ---

AGGRESSIVE GROWTH STOCK PORTFOLIO
--------------------------------------------------------------------------------

Objective:                       Portfolio Strategy:                              Invested Assets:
Maximum long-term appreciation   Strive for the highest possible rate of capital  $1,066,942,882
of capital                       appreciation by investing in companies with
                                 potential for rapid growth.

AGGRESSIVE GROWTH STOCK PORTFOLIO

The Aggressive Growth Stock Portfolio owns the stocks of emerging growth companies, generally with market capitalizations of less than $3 billion. Since growth stock portfolios tend to react strongly to changes in financial and economic markets, as well as to changes in the prospects for individual companies, returns of this Portfolio can vary considerably from time to time. A higher level of risk (with risk defined as variability of returns over time) is accepted for the potential of greater long-term returns. The focus in stock selection is on the individual companies' ability to generate revenue, expanding profit margins and solid balance sheets; industry sector selection is of secondary importance.

Consistent with the universe of small company stocks, the Portfolio's performance lagged the broad market averages during 1997. The Portfolio remains concentrated in four sectors in which there are many companies with good growth opportunities: technology, business services, consumer products and services, and health care. Some adjustments have been made to minimize exposure to economic problems in Asia by increased emphasis on companies whose main growth opportunities are in the United States. In the technology sector, the emphasis is now on software, rather than equipment. Most of the health care companies in the Portfolio provide devices and services to the domestic health care industry, and this remains an attractive market segment. Holdings in the broadcasting industry are expected to benefit from continued consolidation in this industry. A solid base of holdings in the consumer group should enable the Portfolio to participate in continued strength in domestic consumer spending. Modest holdings of
S&P Index Futures enable the Portfolio to use a portion of the cash that is held for future investments to participate in broad market performance.

     Sector Allocation

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Consumer                           21%
Technology                         26%
Business Services                  11%
Health Care                        12%
Energy                              8%
Industrial & Transportation         9%
Finance                             4%
S&P 500 Index Futures               2%
Short-Term Investments              7%

     Performance Relative
     to Relevant Indices

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                      AGGRESSIVE GROWTH STOCK   WILSHIRE SMALL    WILSHIRE NEXT

                                                     Portfolio        Cap Index        1750 Index
11/30/90                                               $10,000          $10,000           $10,000
12/31/90                                                10,189           10,459            10,459
12/31/91                                                15,894           15,873            15,325
12/31/92                                                16,839           18,188            18,186
12/31/93                                                20,057           21,464            21,357
12/31/94                                                21,141           20,801            21,065
12/31/95                                                29,448           26,330            27,439
12/31/96                                                34,661           31,588            31,801
12/31/97                                                39,467           40,511            39,348
Average Annual Total Return
For Periods Ended December 31, 1997
                                                      One Year       Five Years   Since Inception
Aggressive Growth
Stock Portfolio                                         13.86%           18.57%            21.38%
Wilshire Small Cap Index                                28.25%           17.37%            21.83%
Wilshire Next 1750 Index                                23.73%           16.69%            21.33%

Since the Portfolio invests primarily in small capitalization issues, the indices that best reflect the Portfolio's performance are the Wilshire Next 1750 Index and Wilshire Small Cap Index.
    The Wilshire Next 1750 is an unmanaged, equally weighted index. Included in this index are those stocks which are ranked 750 to 2500 by market capitalization in the Wilshire 5000. The largest sectors represented in this index are financial services, consumer services and basic industry. Its average market capitalization is approximately $769 million as of December 31, 1997.
    The Wilshire Small Cap Index is a subset of the Wilshire Next 1750 and includes 250 stocks chosen based upon their size, sector and liquidity characteristics. Each stock is equally weighted in this unmanaged index. The average market capitalization is approximately $867 million as of December 31, 1997. The largest sector weightings include financial services, consumer services and technology.
    On May 3, 1994, the Northwestern Mutual Aggressive Growth Stock Fund, Inc. (the "Fund") merged into the Northwestern Mutual Series Fund, Inc. Aggressive Growth Stock Portfolio (the "Portfolio"). The Portfolio had no assets prior to the merger. After the merger, the assets of the Portfolio were those of the Fund. The investment objectives, policies, management and expenses of the Portfolio are identical to those of the Fund. Accordingly, the performance of the Fund prior to the merge is included with the performance of the Portfolio in the graph and total return figures above.
    This chart assumes an initial investment of $10,000 made on 11/30/90 (commencement of the Fund's operations). Returns shown include deductions for management and other fund expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. The net investment rates of return shown on page 2 reflect mortality and expense risk charges deducted from the assets of the separate account. The cost of insurance protection, which is not reflected in the returns shown on this chart, would make the return significantly lower. Investors are urged to obtain a personalized illustration of historical performance which reflects the cost of insurance protection.

                                       --

Aggressive Growth Stock Portfolio
NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
DECEMBER 31, 1997

                                                 MARKET VALUE
COMMON STOCK (91.20%)                 SHARES       (000'S)
-------------------------------------------------------------
BASIC MATERIALS (0.88%)
*Cambrex Corporation                    203,000  $     9,338
                                                 ------------
CAPITAL GOODS (4.42%)
*Brooks Automation, Inc.                105,200        1,933
*CTB International Corp.                168,600        2,402
*Jabil Circuit, Inc.                    246,000        9,778
Kaydon Corporation                      360,000       11,745
*Kaynar Technologies, Inc.              232,200        6,618
*Tetra Tech, Inc.                       503,375       10,068
*Triumph Group, Inc.-new                138,400        4,602
                                                 ------------
    TOTAL                                             47,146
                                                 ------------
COMMUNICATION SERVICES ( 2.85%)
*LCI International, Inc.                387,500       11,916
*Pacific Gateway Exchange, Inc.         228,000       12,269
*Premiere Technologies, Inc.            225,400        6,227
                                                 ------------
    TOTAL                                             30,412
                                                 ------------
CONSUMER CYCLICAL (15.15%)
*Blyth Industries, Inc.                 437,100       13,086
*Catalina Marketing Corporation         238,600       11,035
*Cendant Corp.                          610,557       20,988
*Dollar Tree Stores, Inc.               251,300       10,397
*Dura Automotive Systems, Inc.          206,900        5,120
Fastenal Co.                            214,100        8,189
Galileo International, Inc.             331,200        9,149
*Getty Communications
 PLC-ADR                                454,900        6,767
*Jones Apparel Group, Inc.              234,800       10,096
*K & G Mens' Center, Inc.               518,150       10,752
*Kohls Department Stores                239,500       16,316
*O'Reilly Automotive, Inc.              517,400       13,582
*Signature Resorts, Inc.                400,000        8,750
*Tower Automotive, Inc.                 239,800       10,086
*VWR Scientific Products Corp.          258,400        7,300
                                                 ------------
    TOTAL                                            161,613
                                                 ------------
CONSUMER STAPLES (5.86%)
*American Italian Pasta Co.-Cl A        270,600        6,765
Cardinal Health, Inc.                   198,418       14,906
*Chancellor Media Corp.                 208,000       15,522
*Clear Channel Communications           179,000       14,219
*Ivex Packaging Corp. Del                52,500        1,260
*Robert Mondavi Corporation             202,000        9,848
                                                 ------------
    TOTAL                                             62,520
                                                 ------------
ENERGY (7.57%)
*Barrett Resources Corporation          122,500        3,706
*BJ Services Company                    149,200       10,733
*EVI, Inc.                              216,000       11,178
*Global Industries, Ltd.                816,600       13,882
*Marine Drilling Co's, Inc.             352,000        7,304
*Nabors Industries, Inc.                276,700        8,699
*Pride International, Inc.              370,300        9,350

                                                 MARKET VALUE
COMMON STOCK (91.20%)                 SHARES       (000'S)
-------------------------------------------------------------
ENERGY (CONTINUED)
Tosco Corporation                       170,200  $     6,436
Transocean Offshore, Inc.               196,800        9,483
                                                 ------------
    TOTAL                                             80,771
                                                 ------------
FINANCE (4.00%)
*Affiliated Managers Group              241,500        7,003
CMAC Investment Corp.                   152,800        9,225
*ESG RE Ltd.                            251,900        5,920
Investors Financial Services            200,000        9,200
Money Store, Inc.                       171,850        3,609
*Trammel Crow Co.                       300,400        7,735
                                                 ------------
    TOTAL                                             42,692
                                                 ------------
HEALTHCARE (11.72%)
*Advanced Health Corp.                  283,000        4,493
*Concentra Managed Care, Inc.           350,061       11,814
*Lincare Holdings, Inc.                 177,400       10,112
*Medcath, Inc.                          288,800        4,368
*NCS Healthcare, Inc.-Cl A              287,800        7,591
*Patterson Dental Co.                   243,350       11,011
*Pediatrix Med Group, Inc.              215,900        9,230
*Pharmerica, Inc.                       626,300        6,498
*PhyCor, Inc.                           289,000        7,803
*Physician Sales & Services, Inc.       250,000        5,375
*Quorum Health Group, Inc.              452,700       11,827
*Spine-Tech, Inc.                       147,300        7,577
*Sybron Intl Corp.-Wisconsin            300,200       14,091
*Wesley Jessen Visioncare               340,000       13,260
                                                 ------------
    TOTAL                                            125,050
                                                 ------------
MISCELLANEOUS (8.73%)
*ABR Information Services, Inc.         266,700        6,367
*Administaff, Inc.                      439,100       11,362
*Billing Information Concepts           222,300       10,670
Cintas Corp.                            355,200       13,853
*Corrections Corp. of America           136,900        5,074
*Interim Services, Inc.                 463,200       11,985
*Metzler Group, Inc.                    269,500       10,814
*Robert Half International, Inc.        576,450       23,058
                                                 ------------
    TOTAL                                             93,183
                                                 ------------
TECHNOLOGY (25.64%)
*ADC Telecommunications                 329,900       13,773
AVX Corp.                               125,600        2,316
Cambridge Technology Partners           422,100       17,570
*CBT Group PLC-ADR                      223,400       18,347
*Ciena Corp.                            164,400       10,049
*Computer Horizons Corp.                299,350       13,471
*Concord EFS, Inc.                      303,100        7,540
*DST Systems, Inc.                      248,300       10,599
*Gasonics Intl Corp.                    439,800        4,343
HBO & Co.                               331,600       15,917
*Hyperion Software                      309,400       11,061

                                      ---

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
DECEMBER 31, 1997

                                                 MARKET VALUE
COMMON STOCK (91.20%)                 SHARES       (000'S)
-------------------------------------------------------------
TECHNOLOGY (CONTINUED)
*Integrated Process Equipment
 Corp.                                  303,200  $     4,775
*Kent Electronics Corp.                 186,100        4,676
*Komag, Inc.                            465,000        6,917
*Microchip Technology, Inc.             228,100        6,843
*Molex, Inc.                            342,846        9,857
National Data Corporation               163,500        5,906
*Pairgain Technologies, Inc.            237,200        4,596
Paychex, Inc.                           346,555       17,544
*Peoplesoft, Inc.                       499,800       19,492
*PMC-Sierra, Inc.                       158,000        4,898
*QLogic Corp.                           175,500        5,177
*Saville Systems PLC-ADR                463,400       19,231
*Sterling Software, Inc.                259,500       10,640
*Sykes Enterprises, Inc.                358,300        6,987
*Tellabs, Inc.                          266,400       14,086
*Transaction Systems Architects         181,600        6,901
                                                 ------------
    TOTAL                                            273,512
                                                 ------------
TRANSPORTATION (4.38%)
*Coach USA, Inc.                        398,300       13,343
*Heartland Express Incorporated         389,500       10,468
*Hub Group, Inc.                        151,100        4,495
*Knight Transportation, Inc.            291,600        8,092
*Swift Transportation Co., Inc.         320,800       10,386
                                                 ------------
    TOTAL                                             46,784
                                                 ------------
    TOTAL COMMON STOCK                               973,021
                                                 ------------

                                                 MARKET VALUE
MONEY MARKET INVESTMENTS (8.80%)        PAR        (000'S)
-------------------------------------------------------------
GOVERNMENT (0.18%)
+Federal Home Loan Mortgage,
 5.61%, 02/13/98                    $ 2,000,000  $     1,987
                                                 ------------
FINANCE (1.87%)
Chrysler Financial Corp., 5.74%,
 01/23/98                            20,000,000       19,930
                                                 ------------
PERSONAL CREDIT INSTITUTIONS (6.75%)
Associates Corp. of N A, 6.74%,
 01/02/98                            12,200,000       12,198
Commercial Credit Corp., 5.65%,
 01/28/98                            20,000,000       19,915
General Electric Capital, 5.88%,
 01/21/98                            20,000,000       19,934
General Motors Acceptance Corp.,
 5.84%, 01/14/98                     20,000,000       19,958
                                                 ------------
    TOTAL                                             72,005
                                                 ------------
    TOTAL MONEY MARKET
      INSTRUMENTS                                     93,922
                                                 ------------
    TOTAL AGGRESSIVE GROWTH
      PORTFOLIO (COST $745,200)^                 $ 1,066,943
                                                 ------------

ADR-American Depository Receipt
* Non-Income Producing.
+Partially held by the custodian in a segregated account as collateral for open futures positions. Information regarding open futures contracts as of December 31, 1997 is summarized below:

                                                 UNREALIZED
                      NUMBER OF    EXPIRATION   DEPRECIATION
ISSUER                CONTRACTS       DATE         (000'S)
--------------------  ----------  ------------  -------------
S&P 500 Stock Index      100       March 1998       (382)

^At December 31, 1997, the aggregate cost of securities for federal income tax purposes was $745,593 and the net unrealized appreciation of investments based on that cost was $321,350 which is comprised of $354,153 aggregate gross unrealized appreciation and $32,803 aggregate gross unrealized depreciation.

    The Accompanying Notes are an Integral Part of the Financial Statements

                                      ---

INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

Objective:                    Portfolio Strategy:                         Invested Assets:
Long-term appreciation of     Participate in the growth of foreign        $657,718,113
capital through               economies by investing in securities with
diversification into markets  high long-term earnings potential relative
outside the United States     to current market values.

INTERNATIONAL EQUITY PORTFOLIO

The International Equity Portfolio offers contract owners the opportunity to participate in the growth of companies in countries throughout the world, particularly those with expanding economies. In selecting investments, the principal focus is on identifying undervalued stocks of companies with strong finances and good long-term growth opportunities, rather than on choosing regions of the world in which to invest. The Portfolio is normally fully invested in equity securities.

Throughout the year, well over half the Portfolio was invested in European companies, with particular emphasis on financial service providers and pharmaceutical firms. Performance benefited from very strong stock markets throughout Europe, especially in the U.K., which represented 22% of holdings at year end. Very modest exposure to the collapsing markets of Asia was a significant factor that enabled the Portfolio to perform far better than the Europe-Australasia-Far East Index, with which it is compared. With market values of quality companies in the region much lower than a few months ago, there are now attractive buying opportunities among stocks of companies with strong balance sheets in growing industries such as telecommunications.

The International Equity Portfolio is managed for Northwestern Mutual by Templeton Investment Counsel, Inc.

      Asset Allocation
     12/31/97

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Europe                         72%
Latin America                  10%
Asia                            7%
Australia/New Zealand           6%
Canada                          3%
Non-equity holdings             2%

     Perfomance Relative
     to the EAFE Index

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                   INTERNATIONAL EQUITY
                                         PORTFOLIO                        EAFE INDEX
4/30/93                                              $10,000                              $10,000
12/31/93                                             $12,464                              $10,970
12/31/94                                             $12,451                              $11,859
12/31/95                                             $14,266                              $13,228
12/31/96                                             $17,264                              $14,068
12/31/97                                             $19,384                              $14,364
                                                                      Average Annual Total Return
                                                              For Periods Ended December 31, 1997
                                                                                         One Year   Since Inception
International Equity
Portfolio                                                                                  12.28%            15.22%
EAFE Index                                                                                  2.10%             8.06%

As depicted in the graph, the International Equity Portfolio is compared against the Morgan Stanley Capital International EAFE ("Europe-Australasia-Far East") Index. The index is composed of approximately 1100 companies in 20 countries in Europe and the Pacific Basin. The objective of the index is to reflect the movements of stock markets in these countries by representing an unmanaged (indexed) portfolio within each country. The indices are constructed so that companies chosen represent about 60% of market capitalization in each market; industry composition of the market is reflected; and a cross section of large, medium, and small capitalization stocks is included, taking into account liquidity concerns. The index is calculated in U. S. dollars.
    On May 3, 1994, the Northwestern Mutual International Equity Fund, Inc. (the "Fund") merged into the Northwestern Mutual Series Fund, Inc., International Equity Portfolio (the "Portfolio"). The Portfolio had no assets prior to the merger. After the merger, the assets of the Portfolio were those of the Fund. The investment objectives, policies, management and expenses of the Portfolio are identical to those of the Fund. Accordingly, the performance of the Fund prior to the merger is included with the performance of the Portfolio in the graph and total return figures above.
    This chart assumes an initial investment of $10,000 made on 4/30/93 (commencement of the Fund's operations). Returns shown include deductions for management and other fund expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. The net investment rates of return shown on page 2 reflect mortality and expense risk charges deducted from the assets of the separate account. The cost of insurance protection, which is not reflected in the returns shown on this chart, would make the return significantly lower. Investors are urged to obtain a personalized illustration of historical performance which reflects the cost of insurance protection.

                                       --

International Equity Portfolio
NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
DECEMBER 31, 1997

                                                        MARKET
                                                         VALUE
COMMON STOCK (95.96%)        COUNTRY      SHARES        (000'S)
-----------------------------------------------------------------
AEROSPACE & MILITARY TECHNOLOGY (0.10%)
Hong Kong Aircraft &
 Engineering                H.K.             257,900  $      649
                                                      -----------
APPLIANCES & HOUSEHOLD DURABLES (1.21%)
Electrolux AB B Free        Swe.              48,200       3,347
Thorn PLC                   U.K.           1,557,085       4,048
Thorn PLC , B Shares        U.K.           1,816,600         568
                                                      -----------
    TOTAL                                                  7,963
                                                      -----------
AUTOMOBILES (5.95%)
Autoliv, Inc.               Swe.             279,100       9,141
#Autoliv, Inc., IDR         Swe.              65,000       2,118
Bertrand Faure SA           Fr.                5,642         401
Fiat SPA Ord.               Italy          1,527,900       4,446
Renault SA                  Fr.              405,775      11,419
Volvo Aktiebolaget, B Free  Swe.             433,000      11,624
                                                      -----------
    TOTAL                                                 39,149
                                                      -----------
BANKING & CREDIT (18.53%)
Australia & New Zealand
 Bank Group                 Austrl.          926,097       6,118
Banco Bradesco SA           Braz.        623,750,000       6,148
*Banco Bradesco SA -
 Rights                     Braz.         26,668,540          96
Banco de Andulucia          Sp.               30,000       5,019
Banco Itau S.A.             Braz.          2,079,000       1,118
Banque Nationale de Paris   Fr.              135,400       7,200
+Banque Nationale de
 Paris, ADR (144A)          Fr.              146,500       7,790
Barclay's Bank, PLC         U.K.             245,016       6,534
BCO BilboaVizcaya           Sp.              177,000       5,725
BPI SGPS SA                 Port.            201,963       4,916
Canadian Imperial Bank of
 Commerce                   Can.             309,200       9,637
+Corporacion Bancaria de
 Espana S.A., ADR           Sp.              195,000       5,960
Credit Commercial de
 France                     Fr.               25,500       1,748
Deutsche Bank AG            Ger.             193,600      13,545
HSBC Holdings               U.K.             214,979       5,299
Korea Long Term Credit
 Bank                       Kor.             161,953         994
Merita Limited "A"          Fin.           1,800,000       9,850
National Bank of Canada
 Montreal                   Can.             360,000       5,937
Panin Bank                  Indo.          5,346,000         657
*Panin Bank - Warrants      Indo.            763,714           7
Suisse Group Credit         Swtz.             55,725       8,634
Svenska Handelsbanken S.A.  Swe.             230,000       7,957

                                                        MARKET
                                                         VALUE
COMMON STOCK (95.96%)        COUNTRY      SHARES        (000'S)
-----------------------------------------------------------------
BANKING & CREDIT (CONTINUED)
*Unibanco Uniao de Bancos   Braz.         14,033,500  $      956
                                                      -----------
    TOTAL                                                121,845
                                                      -----------
BROADCAST ADVERTISING PUBLISHING (0.40%)
Marieberg Tidings "A" Free  Swe.              35,000         820
South China Morning Post
 Ltd.                       H.K.           2,554,000       1,796
                                                      -----------
    TOTAL                                                  2,616
                                                      -----------
BUILDING MATERIALS AND COMPONENTS (1.70%)
Hepworth PLC                U.K.             607,200       2,218
Pioneer International Ltd.  Austrl.        3,197,946       8,730
Siam City Cement Public
 Co, Ltd.                   Thai.            240,039         249
                                                      -----------
    TOTAL                                                 11,197
                                                      -----------
BUSINESS & PUBLIC SERVICE (2.35%)
Esselte AB, Series "A"
 Free                       Swe.             269,900       5,102
Hyder PLC                   U.K.             371,666       5,920
Hyder PLC Cum. Red. Pfd.    U.K.             401,400         789
Societe Generale de Surv
 Holdings                   Swtz.                885       1,699
*Waste Management
 International, PLC         U.K.             310,700         900
*+Waste Management PLC,
 ADR                        U.K.             168,000       1,050
                                                      -----------
    TOTAL                                                 15,460
                                                      -----------
CHEMICALS (4.47%)
Bayer AG                    Ger.             157,000       5,828
Courtaulds PLC              U.K.           1,851,700       9,049
European Vinyls Corp. EVC
 International              Neth.             68,985       1,531
Imperial Chemical
 Industries, PLC            U.K.              19,000         297
Rhone Poulenc SA, Series
 "A"                        Fr.              283,108      12,687
                                                      -----------
    TOTAL                                                 29,392
                                                      -----------
CONSTRUCTION & HOUSING (0.62%)
Kyudenko Corp.              Jpn.              33,000         167
Sirti SPA                   Italy            643,000       3,891
                                                      -----------
    TOTAL                                                  4,058
                                                      -----------
ELECTRICAL & ELECTRONICS (3.21%)
ABB AG Baden Bearer         Swtz.              4,730       5,951
Alcatel Alsthom DG          Fr.               58,519       7,441
Philips Electronic          Neth.            128,400       7,702
                                                      -----------
    TOTAL                                                 21,094
                                                      -----------

                                      ---

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
DECEMBER 31, 1997

                                                        MARKET
                                                         VALUE
COMMON STOCK (95.96%)        COUNTRY      SHARES        (000'S)
-----------------------------------------------------------------
ELECTRICAL COMPONENTS, INSTRUMENTS (0.62%)
BICC PLC                    U.K.           1,450,345  $    4,093
                                                      -----------
ENERGY SOURCES (6.66%)
+Gazprom, ADR (144a)        Rus.             142,100       3,428
Hafslund Nycomed "A"        Norw.            170,000       1,038
Petroleo Brasileiro S.A.-
 Petrobras                  Braz.         32,500,000       7,600
Repsol SA                   Sp.              122,000       5,203
Saga Petroleum              Norw.            260,000       4,479
Societe Nationale Elf
 Aquitaine                  Fr.               66,801       7,773
+YPF S.A., ADR              Arg.             418,500      14,307
                                                      -----------
    TOTAL                                                 43,828
                                                      -----------
FINANCIAL SERVICES (2.94%)
AXA-UAP SA                  Fr.              218,313      16,900
India Fund, Series "B"      U.K.           1,256,515       1,861
#Korea International Trust
 IDR                        Kor.                  52         410
Peregrine Investments
 Holdings, Ltd.             H.K.             262,000         186
                                                      -----------
    TOTAL                                                 19,357
                                                      -----------
FOOD & HOUSEHOLD PRODUCTS (3.56%)
Albert Fisher Group PLC     U.K.           6,734,996       3,989
Cafe de Coral Holdings,
 Ltd.                       H.K.           7,672,000       1,683
CP Pokphand Co.             H.K.           2,609,900         411
Hillsdown Holdings          U.K.           1,800,892       4,385
Tate & Lyle, PLC            U.K.             762,600       6,286
The Oshawa Group Ltd.       Can.             187,300       3,272
Vitro SA NPV                Mex.             768,400       3,388
                                                      -----------
    TOTAL                                                 23,414
                                                      -----------
FOREST PRODUCTS & PAPER (1.95%)
Carter Holt Harvey Ltd.     N.Z.           3,929,357       6,069
Metsa Serla OY "B"          Fin.             277,500       2,166
P.T. Barito Pacific Timber  Indo.            937,000         269
Stora Kapparbergs, Series
 "B"                        Swe.             350,000       4,345
                                                      -----------
    TOTAL                                                 12,849
                                                      -----------
HEALTH & PERSONAL CARE (4.27%)
Astra AB Series "A" Free    Swe.             373,333       6,470
Medeva PLC                  U.K.           4,250,000      11,328
Nycomed Amersham PLC        U.K.             191,276       7,239
Nycomed Amersham PLC, B
 Shares                     U.K.              83,406       3,032
                                                      -----------
    TOTAL                                                 28,069
                                                      -----------
INDUSTRIAL COMPONENTS (3.17%)
BTR PLC                     U.K.           5,674,500      17,179
BTR, PLC "A"                Austrl.          249,000         737
                                                        MARKET
                                                         VALUE
COMMON STOCK (95.96%)        COUNTRY      SHARES        (000'S)
-----------------------------------------------------------------
INDUSTRIAL COMPONENTS (CONTINUED)
Granges AB                  Swe.             188,100  $    2,951
                                                      -----------
    TOTAL                                                 20,867
                                                      -----------
INSURANCE (2.65%)
Aegon NV                    Neth.            106,192       9,455
ING Groep NV                Neth.            190,000       8,004
                                                      -----------
    TOTAL                                                 17,459
                                                      -----------
MACHINERY & ENGINEERING (0.69%)
VA Technologies AG Bearer   Aus.              30,000       4,548
                                                      -----------
MERCHANDISING (1.06%)
David Jones Ltd.            Austrl.          742,100         836
Koninklijke Bijenkorf
 Beheer                     Neth.             44,098       2,763
Kwik Save Group             U.K.             465,057       2,242
Somerfield PLC              U.K.             318,200       1,099
                                                      -----------
    TOTAL                                                  6,940
                                                      -----------
METALS & MINING (4.69%)
Anglo American Platinum     So.
 Corporation                Africa            35,700         477
British Steel PLC           U.K.           5,270,900      11,361
Elkem A S Oslo ord "A"      Norw.            192,000       2,552
Grupo Mexico "B"            Mex.           1,320,000       4,912
+Minorco SA, ADR            Lux.             318,150       5,329
+Pechiney ADR "A"           Fr.               48,183         928
Pechiney SA "A"             Fr.               19,000         750
*Union Minerie, NPV         Bel.              65,171       4,521
                                                      -----------
    TOTAL                                                 30,830
                                                      -----------
MISCELLANEOUS MATERIAL/COMMODITIES (0.04%)
Korea Chemical Company,
 Ltd.                       Kor.              16,700         278
                                                      -----------
MULTI-INDUSTRY (5.65%)
Amer Group "A"              Fin.             175,000       3,358
Comp Gen de Industrieset
 de Partec                  Fr.                4,500       1,616
Harrisons & Crossfield      U.K.           2,490,000       5,777
Hutchinson Whampoa          H.K.             798,000       4,995
Jardine Matheson Holdings   Sing.          1,212,301       6,183
Jardine Strategic Holdings  Sing.          1,019,055       2,690
Marine Wendel SA            Fr.               11,490       1,306
Nokia Corp., "A"            Fin.              71,000       5,042
Swire Pacific Class "A"     H.K.             472,500       2,604
Swire Pacific Limited B     H.K.           3,534,200       3,580
                                                      -----------
    TOTAL                                                 37,151
                                                      -----------
TELECOMMUNICATIONS (8.25%)
British Telecom             U.K.             608,000       4,799
Cointel CONV Pfd.           Arg.              73,150       5,121

                                      ---

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
DECEMBER 31, 1997

                                                        MARKET
                                                         VALUE
COMMON STOCK (95.96%)        COUNTRY      SHARES        (000'S)
-----------------------------------------------------------------
TELECOMMUNICATIONS (CONTINUED)
+Compania de
 Telecomunicaciones, ADR    Chile            155,125  $    4,634
+Phillipine Long Distance
 Telephone, ADR             Phil.            127,000       2,858
+PT Indosat, ADR            Indo.            146,600       2,831
Telecom Italia SPA          Italy          2,490,000      10,985
+Telebras ADR               Braz.             81,900       9,536
Telebras                    Braz.         17,646,200       1,795
Telefonica de Espania       Sp.              315,000       8,990
+Telefonica del Peru S "A"
 B, ADR                     Peru             115,300       2,688
                                                      -----------
    TOTAL                                                 54,237
                                                      -----------
TEXTILES-APPAREL (0.34%)
Yizheng Chemical Fibre
 Company                    China         12,469,200       2,253
                                                      -----------
TRANSPORTATION - AIRLINES (0.90%)
Air New Zealand Ltd. "B"    N.Z.           1,150,000       2,304
+Quantas Airways (144A)
 ADR                        Austrl.          165,000       2,920
Singapore Airlines Ltd.     Sing.            105,000         685
                                                      -----------
    TOTAL                                                  5,909
                                                      -----------
TRANSPORTATION - RAILROAD (1.07%)
Mayne Nickless Limited      Austrl.        1,336,500       7,062
                                                      -----------
UTILITIES-ELECTRIC & GAS (8.29%)
BG PLC                      U.K.           3,330,352      15,014
*Centrica PLC               U.K.           1,913,200       2,817
*CEZ Ceske Energeticke
 Zavody                     Chez.            101,990       3,339
Electricidad de Caracas     Venz.              8,690          10
Endesa National de
 Electric                   Sp.              252,000       4,472
EVN Energie Versorgung      Aus.              38,400       5,039
Hong Kong Electric          H.K.           1,790,000       6,826
Iberdrola SA                Sp.              587,500       7,728
Korea Electric Power Corp.  Kor.              33,000         306
+Korea Electric Power
 Corp. , ADR                Kor.              35,425         356
National Power              U.K.             493,764       4,874
Thames Water                U.K.             251,023  $    3,744
                                                      -----------
    TOTAL                                                 54,525
                                                      -----------
WHOLESALE & INTERNATIONAL TRADE (0.62%)
Brierley Investments Ltd.   N.Z.           5,716,091       4,083
                                                      -----------
    TOTAL COMMON STOCK                                   631,175
                                                      -----------

                                                       MARKET
                                                        VALUE
BONDS (0.32%)                 COUNTRY       PAR        (000'S)
----------------------------------------------------------------
FINANCIAL SERVICES (0.32%)
PIV Financial Investments,
 Ltd., 4.5%, 12/01/00        H.K          2,750,000  $    2,104
                                                     -----------
    TOTAL BONDS                                           2,104
                                                     -----------

                                                       MARKET
MONEY MARKET                                            VALUE
 INVESTMENTS (3.72%)          COUNTRY       PAR        (000'S)
----------------------------------------------------------------
GOVERNMENT (0.42%)
U.S. Treasury, 5.125%,
 4/30/98                     U.S.       $ 2,757,000  $    2,753
                                                     -----------
PERSONAL CREDIT INSTITUTIONS (1.61%)
Associates Corporation of
 N.A., 6.74%, 1/02/98        U.S.         5,600,000       5,599
General Electric Capital,
 5.649%, 1/28/98             U.S.         5,000,000       4,979
                                                     -----------
    TOTAL                                                10,578
                                                     -----------
TELECOMMUNICATIONS (0.93%)
Nacional Financiera CNV,
 11.25%, 5/15/98             Mex.           117,802       6,126
                                                     -----------
FINANCE (0.76%)
Chrysler Financial
 Corporation, 5.8%, 1/23/98  U.S.         5,000,000       4,982
                                                     -----------
    TOTAL MONEY MARKET
       INVESTMENTS                                       24,439
                                                     -----------
    TOTAL INTERNATIONAL
       EQUITY PORTFOLIO
       (COST $543,741)^                              $  657,718
                                                     -----------

 * Non-Incoming Producing.
 + ADR-American Depository Receipt.
 # IDR-International Depository Receipt.
^At December 31, 1997, the aggregate cost of securities for federal income tax purposes was $545,315 and the net unrealized appreciation of investments based on that cost was $112,403 which is comprised of $161,863 aggregate gross unrealized appreciation and $49,460 aggregate gross unrealized depreciation.

 Investment Percentage by Country:

    22.58% United Kingdom
    11.85  France
     6.80  Sweden
     6.55  Spain
     4.48  Netherlands
     4.17  United States
     4.14  Brazil
    39.43  Other

    The Accompanying Notes are an Integral Part of the Financial Statements

                                      ---

GROWTH STOCK PORTFOLIO
--------------------------------------------------------------------------------

Objective:                       Portfolio Strategy:                              Invested Assets:
Long-term appreciation of        Hold a diversified mix of high quality growth    $242,685,559
capital with moderate risk       stocks of medium and large companies with
                                 above-average potential for earnings growth.

GROWTH STOCK PORTFOLIO

The Growth Stock Portfolio is invested in high quality companies of large to medium capitalization with strong financial characteristics and the ability to generate internal growth. A key factor in stock selection is the choice of industries with good earnings potential, based on analysis of economic trends to determine their impact on various sectors of the economy. Stock selection is made through "top down" analysis: first industry and market sector choices are made based on the economic environment, and then the most promising companies within each sector are selected as holdings. A strategy of this portfolio is to go beyond the most familiar "blue chip" names to seek out medium-sized companies with stock prices that do not yet reflect their potential for growth. Diversification across 70 to 90 stocks in a wide range of industry groups reduces the portfolio's risk profile.

Throughout 1997 the Growth Stock Portfolio benefited from continued strength in the stock market, achieving total return of almost 30% for the year. The Portfolio slightly underperformed the S&P 500 Index for two major reasons. A significant proportion of the total return from the S&P 500 Index came from a few very large companies, most of which are also included in the Growth Stock Portfolio. However, these companies' weights are less in the Portfolio than in the Index, largely because approximately 20% of the Portfolio is invested in mid-range capitalization stocks, which did not advance as strongly in 1997. Additionally, as the market became more volatile late in the year, responding sharply to any hint of negative news, the Portfolio was adjusted to a more defensive posture, focused on high quality issues with below average market sensitivity. Changes included decreased exposure to money center banks, which are likely to be hurt by economic problems in Asia, and reduced positions in economically sensitive areas such as consumer cyclicals and basic materials. A drop in prices of previously high-flying technology stocks created a buying opportunity late in the year. Positions were also increased in Consumer Staples and Health Care, which have little sensitivity to broad economic trends or to problems in international economies.

     Sector Allocation

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Consumer Staples                    17%
Basic Materials/Capital
Goods                               14%
Finance                             14%
Consumer Cyclicals                  13%
Technology                          12%
Energy                              10%
Health Care                          9%
Other Industries                     7%
Cash Equivalents                     4%

Top 10 Holdings
12/31/97

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

General Electric Company               3.17%
Kohls Department Stores                2.04%
Fiserv                                 1.93%
Ecolab, Inc.                           1.89%
Pfizer, Inc.                           1.80%
Eli Lilly & Company                    1.65%
Associates First Capital
Corporation                            1.61%
Philip Morris Companies                1.60%
Procter & Gamble Company               1.59%
BankAmerica Corporation                1.59%

     Performance Relative
     to S&P 500 Index

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                INDEX 500
                                                PORTFOLIO       S&P 500 INDEX
12/31/87                                               $10,000         $10,000
12/31/88                                               $10,883         $11,660
12/31/89                                               $12,885         $15,356
12/31/90                                               $12,328         $14,880
12/31/91                                               $16,000         $19,419
12/31/92                                               $16,726         $20,894
12/31/93                                               $18,382         $23,005
12/31/94                                               $18,605         $23,281
12/31/95                                               $25,536         $31,988
12/31/96                                               $31,345         $39,281
12/31/97                                               $41,752         $52,362
AVERAGE ANNUAL TOTAL RETURN
FOR PERIODS ENDED DECEMBER 31, 1997
                                                      ONE YEAR      FIVE YEARS      TEN YEARS
Index 500 Portfolio                                     33.20%          20.08%         15.36%
S&P 500 Index                                           33.36%          20.18%         18.01%

Note to chart: The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.
    This chart assumes an initial investment of $10,000 made on 5/3/94 (commencement of operations). Returns shown include deductions for management and other fund expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. The net investment rates of return shown on page 2 reflect mortality and expense risk charges deducted from the assets of the separate account. The cost of insurance protection, which is not reflected in the returns shown on this chart, would make the return significantly lower. Investors are urged to obtain a personalized illustration of historical performance which reflects the cost of insurance protection.

                                       --

Growth Stock Portfolio
NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
DECEMBER 31, 1997

                                                     MARKET
                                                      VALUE
COMMON STOCK (95.98%)                    SHARES      (000'S)
--------------------------------------------------------------
BASIC MATERIALS (3.60%)
E.I. du Pont de Nemours & Co.              32,000  $    1,922
Ecolab, Inc.                               82,700       4,585
Monsanto Co.                               53,000       2,226
                                                   -----------
    TOTAL                                               8,733
                                                   -----------
CAPITAL GOODS (10.28%)
Allied Signal, Inc.                        89,200       3,473
Avery Dennison Corporation                 56,200       2,515
Boeing Company                             56,400       2,760
Deere & Company                            47,000       2,741
Emerson Electric Co.                       37,400       2,111
General Electric Company                  105,000       7,704
*Gulfstream Aerospace                      60,000       1,755
Tyco International, Ltd.                   42,000       1,893
                                                   -----------
    TOTAL                                              24,952
                                                   -----------
COMMUNICATION SERVICES (2.25%)
MCI Communications Corporation             62,000       2,654
*Teleport Communications                   10,700         587
*WorldCom, Inc.                            73,200       2,214
                                                   -----------
    TOTAL                                               5,455
                                                   -----------
CONSUMER CYCLICAL (12.97%)
*Barnes & Noble, Inc.                      70,000       2,336
Borg Warner Automotive                     48,200       2,506
*Federated Department Stores, Inc.         39,500       1,701
Ford Motor Company                         41,100       2,001
Harley Davidson, Inc.                      96,400       2,639
Home Depot, Inc.                           47,550       2,800
*Kohls Department Stores                   72,800       4,960
Mattel, Inc.                               63,281       2,357
McGraw-Hill Companies, Inc.                26,200       1,939
New York Times Company                     51,100       3,379
*Promus Hotels                              6,612         278
Tribune Company                            27,600       1,718
Wal-Mart Stores, Inc.                      72,400       2,855
                                                   -----------
    TOTAL                                              31,469
                                                   -----------
CONSUMER STAPLES (17.29%)
*Benckiser N V                             77,300       3,179
Campbell Soup Company                      52,000       3,023
Dial Corp.                                131,000       2,727
Walt Disney Company                        28,900       2,863
Gillette Company                           19,500       1,959
Hershey Foods Corp.                        57,000       3,530
McDonald's Corporation                     24,400       1,165
Nabisco Holdings Corp.                     39,700       1,923
Newell Co.                                 84,500       3,591
Pepsico, Inc.                              90,000       3,279
Philip Morris Companies                    85,500       3,874
Procter & Gamble Company                   48,400       3,863
Unilever N.V.                              50,400       3,147

                                                     MARKET
                                                      VALUE
COMMON STOCK (95.98%)                    SHARES      (000'S)
--------------------------------------------------------------
CONSUMER STAPLES (CONTINUED)
Walgreen Company                          122,200  $    3,834
                                                   -----------
    TOTAL                                              41,957
                                                   -----------
ENERGY (10.28%)
Amoco Company                              30,200       2,571
British Petroleum Co. Ltd.                 36,900       2,940
Diamond Offshore Drilling, Inc.            50,000       2,406
Exxon Corporation                          26,400       1,615
*Falcon Drilling, Inc.                     34,600       1,213
Mobil Corporation                          38,000       2,743
Schlumberger Limited                       44,000       3,542
Tosco Corporation                          79,200       2,995
Transocean Offshore, Inc.                  39,600       1,908
Unocal Corp.                               48,600       1,886
*Western Atlas International, Inc.         15,300       1,132
                                                   -----------
    TOTAL                                              24,951
                                                   -----------
FINANCE (13.52%)
Associates First Capital Corporation       55,000       3,912
Banc One Corporation                       52,000       2,824
Bank New York, Inc.                        23,200       1,341
BankAmerica Corporation                    52,800       3,855
Chase Manhattan Corporation                23,040       2,523
Citicorp                                   25,000       3,161
First Union Corporation                    55,000       2,819
Franklin Resources                         39,400       3,425
Merrill Lynch & Co.                        28,000       2,042
Morgan Stanley, Dean Witter, Discover
 & Co.                                     64,900       3,837
Travelers Group, Inc.                      57,000       3,071
                                                   -----------
    TOTAL                                              32,810
                                                   -----------
HEALTHCARE (8.72%)
Bristol Myers Squibb Co.                   37,700       3,567
Guidant Corp.                              18,300       1,139
*Healthsouth Corp.                        109,924       3,050
Johnson & Johnson                          36,500       2,404
Eli Lilly & Company                        57,400       3,996
Merck & Co., Inc.                          24,800       2,635
Pfizer, Inc.                               58,500       4,362
                                                   -----------
    TOTAL                                              21,153
                                                   -----------
TECHNOLOGY (12.39%)
*Cisco Systems Incorporated                45,000       2,509
Compaq Computer Corp.                      44,200       2,495
*DST Systems, Inc.                         54,400       2,322
First Data Corporation                     51,100       1,495
*Fiserv                                    95,100       4,672
W.W. Grainger, Inc.                        14,700       1,429
Hewlett-Packard Company                    36,800       2,300
Intel Corp.                                30,000       2,108
International Business Machines            35,200       3,681
Lucent Technologies, Inc.                  15,171       1,212
*Microsoft Corporation                     29,400       3,800

                                      ---

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
DECEMBER 31, 1997

                                                     MARKET
                                                      VALUE
COMMON STOCK (95.98%)                    SHARES      (000'S)
--------------------------------------------------------------
TECHNOLOGY (CONTINUED)
Motorola , Inc.                            26,800  $    1,529
*Quantum Corp.                             26,400         530
                                                   -----------
    TOTAL                                              30,082
                                                   -----------
TRANSPORTATION (3.70%)
*AMR Corporation                           19,400       2,493
Canadian National Railway Co.              70,500       3,331
*Midwest Express Holdings, Inc.            21,200         823
Southwest Airlines Co.                     94,500       2,327
                                                   -----------
    TOTAL                                               8,974
                                                   -----------
UTILITIES (0.98%)
Sonat, Inc.                                52,000       2,379
                                                   -----------
    TOTAL COMMON STOCK                                232,915
                                                   -----------

                                                     MARKET
                                                      VALUE
MONEY MARKET INVESTMENTS (4.02%)          PAR        (000'S)
--------------------------------------------------------------
GOVERNMENT (0.28%)
Federal Home Loan Mortgage Corp.,
 5.61%, 02/13/98                       $  700,000  $      695
                                                   -----------
PERSONAL CREDIT INSTITUTIONS (3.74%)
Associates Corp. of N A, 6.74%,
 01/02/98                               1,100,000       1,099
Commercial Credit Corp., 5.65%,
 01/28/98                               2,000,000       1,992
General Electric Capital, 5.88%,
 01/21/98                               3,000,000       2,990
General Motors Acceptance Corp.,
 5.84%, 01/14/98                        3,000,000       2,995
                                                   -----------
    TOTAL                                               9,076
                                                   -----------
    TOTAL MONEY MARKET INVESTMENTS                      9,771
                                                   -----------
    TOTAL GROWTH STOCK PORTFOLIO
      (COST $170,190)^                             $  242,686
                                                   -----------

*Non-Income Producing.

^At December 31, 1997, the aggregate cost of securities for federal income tax purposes was $170,202 and the net unrealized appreciation of investments based on that cost was $72,484 which is comprised of $74,074 aggregate gross unrealized appreciation and $1,590 aggregate gross unrealized depreciation.

    The Accompanying Notes are an Integral Part of the Financial Statements

                                      ---

GROWTH AND INCOME STOCK PORTFOLIO
--------------------------------------------------------------------------------

Objective:                       Portfolio Strategy:                              Invested Assets:
Long-term growth of capital and  Actively manage a portfolio of equity            $370,013,960
income, consistent with          securities with a goal of exceeding the total
moderate investment risk         return of the S&P 500 Index.

GROWTH AND INCOME STOCK PORTFOLIO

The Growth and Income Portfolio invests mainly in large-capitalization stocks, with a focus on seeking the best values in the market based on long-term earnings forecasts. A sector balance similar to that of the S&P 500 Index is normally maintained, with the emphasis on undervalued stocks within each industry group; a valuation discipline mandates the sale of stocks regarded as overvalued. More focus is placed on capital appreciation and dividend growth than on current dividends. The Portfolio is normally fully invested in equity securities.

The Portfolio performed well throughout 1997, benefiting from strength in the equity market as a whole and from favorable stock selection. The practice of seeking undervalued names within each market segment proved particularly successful in several instances. For example, during most of the year, the decision was made not to hold Merck, a very high quality drug company whose stock price had been bid up excessively in the market's apparent preference for a few big names. Late in the year, the stock pulled back in response to new competitive pressures for several of Merck's drugs. Further analysis, taking into account a slower growth rate, revealed a buying opportunity; by year end, Merck was a major holding with a significant gain. An especially fortunate circumstance was the acquisition of MCI, a significant holding, by Worldcom at a price that represented a substantial gain; the acquisition was scheduled to be consummated early in 1998. During the fourth quarter, in the wake of the economic crisis in Asia, several defensive moves were made including a move from money center to regional banks and increased focus on domestic oil refiners, particularly Tosco, in the energy sector.

The Growth and Income Stock Portfolio is managed for Northwestern Mutual by J.
P. Morgan Investment Management, Inc.

     Sector Allocation

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Finance                              15%
Basic Materials/Capital Goods        15%
Consumer Staples                     13%
Health Care                          11%
Technology                           11%
Energy                               10%
Consumer Cyclicals                    9%
Other Industries                     16%

Top 10 Holdings
12/31/97

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Tosco Corporation                      3.18%
Merck & Company, Inc.                  2.80%
MCI Communications Corporation         2.69%
Warner-Lambert Company                 2.58%
Anheuser Busch Companies, Inc.         2.34%
Tele Communications, Inc.              2.30%
Cooper Industries, Inc.                2.21%
United Healthcare Corp.                2.21%
Starwood Lodging Trust                 2.19%
First Union Corporation                2.18%

     Performance Relative
     to S&P 500 Index

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                             GROWTH & INCOME STOCK PORTFOLIO      S&P 500 INDEX
5/3/94                                                                $10,000               $10,000
12/31/94                                                              $10,034               $10,320
12/31/95                                                              $13,156               $14,180
12/31/96                                                              $15,783               $17,413
12/31/97                                                              $20,523               $23,211
AVERAGE ANNUAL TOTAL RETURN
FOR PERIODS ENDED DECEMBER 31, 1997
                                                                     ONE YEAR       SINCE INCEPTION
Growth & Income Stock Portfolio                                        30.33%                21.69%
S&P 500 Index                                                          33.36%                25.86%

The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.
    This chart assumes an initial investment of $10,000 made on 5/3/94 (commencement of operations). Returns shown include deductions for management and other fund expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. The net investment rates of return shown on page 2 reflect mortality and expense risk charges deducted from the assets of the separate account. The cost of insurance protection, which is not reflected in the returns shown on this chart, would make the return significantly lower. Investors are urged to obtain a personalized illustration of historical performance which reflects the cost of insurance protection.

                                       --

Growth and Income Stock Portfolio
NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
DECEMBER 31, 1997

                                                     MARKET
                                                      VALUE
COMMON STOCK (98.52%)                    SHARES      (000'S)
--------------------------------------------------------------
BASIC MATERIALS (3.10%)
Albemarle Corporation                      50,400  $    1,203
Allegheny Teledyne, Inc.                   62,000       1,604
Dow Chemical Company                       34,700       3,522
Temple-Inland, Inc.                        98,400       5,148
                                                   -----------
    TOTAL                                              11,477
                                                   -----------
CAPITAL GOODS (11.47%)
AlliedSignal, Inc.                        176,800       6,884
Boeing Company                             31,100       1,522
*Coltec Industries, Inc.                  159,100       3,689
Cooper Industries, Inc.                   167,000       8,183
Emerson Electric Co.                       67,800       3,826
Johnson Controls, Inc.                     75,000       3,581
Tenneco, Inc.                             114,100       4,507
Tyco International Ltd.                   100,748       4,540
Waste Management, Inc.                    207,800       5,715
                                                   -----------
    TOTAL                                              42,447
                                                   -----------
COMMUNICATION SERVICES (6.48%)
GTE Corporation                           148,800       7,775
MCI Communications Corporation            232,800       9,967
Sprint Corp.                              106,300       6,232
                                                   -----------
    TOTAL                                              23,974
                                                   -----------
CONSUMER CYCLICAL (9.22%)
Circuit City Stores-Circuit City
 Group                                     82,200       2,923
*Federated Department Stores, Inc.         74,100       3,191
*Fruit Of The Loom, Incorporated          214,400       5,494
Goodyear Tire & Rubber Company            104,900       6,674
International Game Technology             139,000       3,510
*ITT Corp.                                 28,400       2,354
*Toys "R" Us, Inc.                        190,400       5,986
*Westpoint Stevens, Inc.                   84,200       3,978
                                                   -----------
    TOTAL                                              34,110
                                                   -----------
CONSUMER STAPLES (13.01%)
Anheuser Busch Companies, Inc.            196,400       8,642
Pepsico, Inc.                             114,500       4,172
Philip Morris Companies, Inc.             155,500       7,046
Procter & Gamble Company                   99,500       7,941
Ralston Purina Group                       56,800       5,279
*Tele Communications, Inc.                300,289       8,502
Time Warner, Inc.                          34,100       2,114
*U S West Inc.                            154,100       4,450
                                                   -----------
    TOTAL                                              48,146
                                                   -----------
ENERGY (10.07%)
Atlantic Richfield Co.                     42,400       3,397
British Petroleum Co. Ltd                     395          31
Exxon Corporation                          82,300       5,036
*Input/Output, Inc.                       216,800       6,436
Mobil Corporation                          96,400       6,959
Occidental Petroleum, Inc.                123,300       3,614

                                                     MARKET
                                                      VALUE
COMMON STOCK (98.52%)                    SHARES      (000'S)
--------------------------------------------------------------
ENERGY (CONTINUED)
Tosco Corporation                         311,300  $   11,771
                                                   -----------
    TOTAL                                              37,244
                                                   -----------
FINANCE (14.75%)
Ambac, Inc.                                41,600       1,914
American Express Corporation               40,600       3,624
Chase Manhattan Corporation                31,900       3,493
First Union Corporation                   157,130       8,053
Fleet Financial Group Inc.                 52,500       3,934
Marsh & McLennan Companies, Inc.           99,700       7,434
MBIA, Inc.                                 14,500         969
Morgan Stanley, Dean Witter, Discover
 & Co.                                     74,400       4,399
Nationsbank Corp.                          88,700       5,394
Providian Financial Corp.                  99,300       4,487
Simon Debartolo Group, Inc.               123,200       4,027
Southtrust, Inc.                           28,300       1,795
Washington Mutual, Inc.                    79,300       5,060
                                                   -----------
    TOTAL                                              54,583
                                                   -----------
HEALTHCARE (11.11%)
*Alza Corporation                          84,100       2,675
*Crescendo Pharmaceuticals                  4,605          53
*Humana, Inc.                             128,600       2,669
Merck & Company, Inc.                      97,400      10,349
Pfizer, Inc.                              102,500       7,643
United Healthcare Corp.                   164,500       8,174
Warner-Lambert Company                     77,000       9,548
                                                   -----------
    TOTAL                                              41,111
                                                   -----------
REAL ESTATE INVESTMENT TRUSTS (2.19%)
Starwood Lodging Trust                    140,100       8,108
                                                   -----------
TECHNOLOGY (11.34%)
Autodesk, Inc.                             75,700       2,801
*Bay Networks, Inc.                        91,400       2,336
*Cisco Systems, Inc.                       49,150       2,740
*EMC Corporation                          274,400       7,529
First Data Corporation                    212,600       6,219
International Business Machines
 Corporation                               71,800       7,508
*Learning, Inc.                             2,000          32
Motorola, Inc.                             44,600       2,545
Perkin Elmer Corporation                   31,200       2,217
*Quantum Corporation                      175,100       3,513
*Sun Microsystems, Inc.                   113,200       4,514
                                                   -----------
    TOTAL                                              41,954
                                                   -----------
TRANSPORTATION (2.60%)
*Consolidated Freightways Corp.               800          11
Union Pacific Corporation                 108,400       6,768
*Wisconsin Central Transportation         121,000       2,828
                                                   -----------
    TOTAL                                               9,607
                                                   -----------

                                      ---

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
DECEMBER 31, 1997

                                                     MARKET
                                                      VALUE
COMMON STOCK (98.52%)                    SHARES      (000'S)
--------------------------------------------------------------
UTILITIES (3.18%)
Dominion Resources, Inc.                   69,300  $    2,950
Enron Corp.                               116,000       4,821
New England Electric Systems               47,900       2,048
Northern States Power Company              33,400       1,945
                                                   -----------
    TOTAL                                              11,764
                                                   -----------
    TOTAL COMMON STOCK                                364,525
                                                   -----------

                                                     MARKET
                                                      VALUE
MONEY MARKET INSTRUMENT (1.48%)          SHARES      (000'S)
--------------------------------------------------------------
PERSONAL CREDIT INSTITUTIONS (1.48%)
Associates Corporation of N.A.,
 6.74%, 1/2/98                          1,500,000  $    1,500
General Electric Capital Corp.,
 5.649%, 1/28/98                        1,000,000         996
General Motors Acceptance Corp.,
 5.839%, 1/14/98                        3,000,000       2,993
                                                   -----------
    TOTAL                                               5,489
                                                   -----------
    TOTAL MONEY MARKET
      INSTRUMENTS                                       5,489
                                                   -----------
    TOTAL GROWTH & INCOME
      PORTFOLIO (COST $342,839)^                   $  370,014
                                                   -----------

* Non-Income Producing.

^At December 31, 1997, the aggregate cost of securities for federal income tax purposes was $343,055 and the net unrealized appreciation of investments based on that cost was $26,959 which is comprised of $37,245 aggregate gross unrealized appreciation and $10,286 aggregate gross unrealized depreciation.

    The Accompanying Notes are an Integral Part of the Financial Statements

                                      ---

INDEX 500 STOCK PORTFOLIO
--------------------------------------------------------------------------------

Objective:                       Portfolio Strategy:                              Invested Assets:
Long-term capital appreciation   Invest in a portfolio designed to approximate    $1,152,781,092
through cost-effective           the composition and returns of the S&P 500
participation in broad market    Index.
performance

INDEX 500 STOCK PORTFOLIO

The Index 500 Stock Portfolio is designed to achieve results that approximate the performance of the Standard & Poor's 500 Composite Stock Price Index. This composite of 500 stocks of large U.S.-based companies, compiled by Standard & Poor's Corporation, is generally regarded as a good proxy for the overall U.S. equity market; the Portfolio therefore enables contract owners to participate in overall performance of the U.S. equity market. The Portfolio continues to achieve the objective of matching the results of the S&P 500 before expenses.

      Sector Allocation

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Finance                              16%
Consumer Staples                     15%
Basic Materials/Capital Goods        13%
Technology                           12%
Health Care                          11%
Consumer Cyclical                     9%
Energy                                8%
Other Industries                     11%
S&P 500 Index Futures                 5%

Top 10 Holdings
12/31/97

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               COMPANY                 % OF NET ASSETS
General Electric Company                         3.03%
The Coca-Cola Company                            2.09%
Microsoft Corporation                            1.96%
Exxon Corporation                                1.91%
Merck & Co., Inc.                                1.62%
Royal Dutch Petroleum Co., ADR                   1.47%
Intel Corp.                                      1.45%
Philip Morris Companies, Inc.                    1.39%
Procter & Gamble Company                         1.36%
International Business Machines Corp.            1.30%

     Performance Relative
     to S&P 500 Index

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                     INDEX 500 PORTFOLIO   S&P 500 INDEX
12/31/87                                         $10,000          $10,000
12/31/88                                         $10,883          $11,660
12/31/89                                         $12,885          $15,356
12/31/90                                         $12,328          $14,880
12/31/91                                         $16,000          $19,419
12/31/92                                         $16,726          $20,894
12/31/93                                         $18,382          $23,005
12/31/94                                         $18,605          $23,281
12/31/95                                         $25,536          $31,988
12/31/96                                         $31,345          $39,281
12/31/97                                         $41,752          $52,362
Actively managed prior to 4/30/93
Indexed on 4/30/93
Average Annual Total Return
For Periods Ended December 31, 1997
                                                One Year       Five Years   Ten Years
Index 500 Portfolio                               33.20%           20.08%      15.36%
S&P 500 Index                                     33.36%           20.18%      18.01%

On April 30, 1993, the Portfolio was indexed to approximate the performance of the Standard & Poor's 500 Composite Stock Price Index. Before that date, the Portfolio was actively managed.
    The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.
    This chart assumes an initial investment of $10,000 made on 12/31/87. Returns shown include deductions for management and other fund expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. The net investment rates of return shown on page 2 reflect mortality and expense risk charges deducted from the assets of the separate account. The cost of insurance protection, which is not reflected in the returns shown on this chart, would make the return significantly lower. Investors are urged to obtain a personalized illustration of historical performance which reflects the cost of insurance protection.

                                       --

Index 500 Stock Portfolio
NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
DECEMBER 31, 1997

                                                    MARKET
                                                     VALUE
COMMON STOCK (95.34%)                  SHARES       (000'S)
--------------------------------------------------------------
BASIC MATERIALS (4.37%)
Air Products & Chemicals, Inc.           16,000  $      1,316
Alcan Aluminum Limited                   33,100           914
Allegheny Teledyne Inc.                  25,635           663
Aluminum Co. of America                  25,300         1,780
Archer-Daniels-Midland Company           81,548         1,769
*Armco Inc.                              15,600            77
ASARCO, Inc.                              6,100           137
Barrick Gold Corporation                 54,300         1,011
Battle Mountain Gold Company             33,500           197
Bemis Company, Inc.                       7,700           339
*Bethlehem Steel Corporation             16,400           141
B. F. Goodrich Company                    7,900           327
Boise Cascade Corporation                 8,100           245
Champion International                   14,000           634
Cyprus Amax Minerals Co.                 13,650           210
Dow Chemical Company                     33,200         3,370
E.I. du Pont de Nemours & Co.           164,700         9,892
Eastman Chemical Company                 11,425           681
*Echo Bay Mines Limited Co.              20,300            49
Ecolab, Inc.                              9,400           521
Engelhard Corp.                          21,000           365
*FMC Corporation                          5,400           363
Freeport-McMoRan Copper & Gold, Inc.     29,000           457
Georgia Pacific Corp.                    13,300           808
*Georgia Pacific Corp. (Timber
 Group)                                  12,900           293
Great Lakes Chemical                      8,700           390
Hercules Incorporated                    14,400           721
Homestake Mining Company                 21,400           190
Inco Limited                             24,300           413
Inland Steel Industries, Inc.             7,100           122
International Flavors & Fragrances,
 Inc.                                    15,900           819
International Paper Company              44,000         1,898
Louisiana Pacific Corporation            15,900           302
Mead Corp.                               15,200           426
Monsanto Company                         85,800         3,604
Morton International, Inc.               19,400           667
Nalco Chemical Company                    9,700           384
Newmont Mining Corporation               22,780           669
Nucor Corp.                              12,800           618
Phelps Dodge Corporation                  8,800           548
Pioneer Hi-Bred International             9,600         1,030
Placer Dome Incorporated                 34,900           443
Potlatch Corporation                      4,200           181
PPG Industries Inc.                      26,100         1,491
Praxair                                  23,000         1,035
Reynolds Metals Company                  10,700           642
Rohm & Haas Company                       9,000           862
Sigma-Aldrich Corp.                      14,600           580
*Stone Container Corporation             14,500           151

                                                    MARKET
                                                     VALUE
COMMON STOCK (95.34%)                  SHARES       (000'S)
--------------------------------------------------------------
BASIC MATERIALS (CONTINUED)
Temple-Inland Inc.                        8,300  $        434
Union Camp Corporation                   10,100           542
Union Carbide Corporation                18,100           777
USX-U.S. Steel Group, Inc.               12,500           391
W.R. Grace & Co.                         10,600           853
Westvaco Corporation                     14,850           467
Weyerhaeuser Company                     29,000         1,423
Willamette Industries Inc.               16,200           521
Worthington Industries                   14,050           232
                                                 -------------
    TOTAL                                              50,385
                                                 -------------
CAPITAL GOODS (8.84%)
Aeroquip-Vickers Inc.                     4,100           201
Allied Signal Inc.                       82,400         3,208
AMP Incorporated                         31,972         1,343
Avery Dennison Corporation               15,000           671
Ball Corporation                          4,400           155
Boeing Company                          145,776         7,134
Briggs & Stratton Corporation             3,700           180
Browning-Ferris Industries Inc.          28,800         1,066
Case Corporation                         10,900           659
Caterpillar Inc.                         54,800         2,661
Cincinnati Milacron Inc.                  5,800           150
Cooper Industries, Inc.                  17,800           872
Corning Inc.                             33,600         1,247
Crane Co.                                 6,650           288
Crown Cork & Seal Company, Inc.          18,700           937
Cummins Engine Company, Inc.              5,600           331
Deere & Company                          36,700         2,140
Dover Corporation                        32,400         1,170
Eaton Corporation                        11,300         1,009
Emerson Electric Co.                     64,600         3,646
Fluor Corporation                        12,200           456
Foster Wheeler Corporation                5,900           160
General Dynamics Corporation              9,100           787
General Electric Company                476,800        34,985
General Signal Corporation                7,300           308
Harnischfeger Industries, Inc.            7,200           254
Honeywell Inc.                           18,600         1,274
Illinois Tool Works Inc.                 36,300         2,183
Ingersoll-Rand Company                   24,200           980
Johnson Controls Inc.                    12,200           583
Lockheed Martin Corporation              28,254         2,783
McDermott International, Inc.             8,100           297
Millipore Corp.                           6,300           214
Minnesota Mining & Manufacturing Co.     60,500         4,965
Moore Corporation Ltd.                   12,910           195
NACCO Industries, Inc.                    1,200           129
National Service Industries, Inc.         6,600           327
*Navistar International Corporation      10,600           263
Northrop Grumman Corporation              9,700         1,116

                                      ---

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
DECEMBER 31, 1997

                                                    MARKET
                                                     VALUE
COMMON STOCK (95.34%)                  SHARES       (000'S)
--------------------------------------------------------------
CAPITAL GOODS (CONTINUED)
*Owens-Illinois, Inc.                    20,400  $        774
Paccar Incorporated                      11,370           597
*Pall Corporation                        18,500           383
Parker-Hannifin Corporation              16,275           747
Pitney Bowes Inc.                        21,000         1,889
Raychem Corp.                            12,700           547
Raytheon Company--Class A                 6,549           323
Raytheon Company--Class B                34,400         1,737
Rockwell International Corporation       30,400         1,588
Tenneco Inc.                             24,800           980
Textron Inc.                             24,000         1,500
*Thermo Electron Corporation             21,900           975
Thomas & Betts Corporation                8,000           378
Timken Company                            9,200           316
Tyco International Ltd.                  77,600         3,497
United Technologies Corp.                34,300         2,497
Waste Management Inc.                    66,000         1,815
                                                 -------------
    TOTAL                                             101,870
                                                 -------------
COMMUNICATION SERVICES (6.61%)
*Airtouch Communications Inc.            73,400         3,051
ALLTEL Corporation                       27,200         1,117
Ameritech Corporation                    80,100         6,448
AT&T Corporation                        236,600        14,492
Bell Atlantic Corporation               113,042        10,287
Bellsouth Corporation                   144,400         8,132
Frontier Corporation                     23,900           575
GTE Corporation                         139,200         7,273
MCI Communications Corporation          100,800         4,316
SBC Communications Incorporated         133,049         9,746
Sprint Corporation                       62,700         3,676
U S WEST Communications Group            69,800         3,150
*WorldCom Inc.                          131,400         3,975
                                                 -------------
    TOTAL                                              76,238
                                                 -------------
CONSUMER CYCLICAL (8.98%)
American Greetings Corp.                 11,000           430
Armstrong World Industries Inc.           5,900           441
*Autozone, Inc.                          22,000           638
Black & Decker Corporation               13,700           535
Brunswick Corporation                    14,500           440
*Cendant Corporation                    113,454         3,900
Centex Corporation                        4,200           264
*Charming Shoppes Incorporated           15,400            72
Chrysler Corporation                     98,200         3,455
Circuit City Stores, Inc.                14,300           509
Cognizant Corporation                    23,900         1,065
Cooper Tire & Rubber Company             11,500           280
*Costco Companies, Inc.                  30,907         1,379
Dana Corporation                         15,200           722
Dayton Hudson Corporation                31,700         2,140
Dillard Department Stores, Inc.          16,300           575
Dow Jones & Company, Inc.                14,000           752
                                                    MARKET
                                                     VALUE
COMMON STOCK (95.34%)                  SHARES       (000'S)
--------------------------------------------------------------
CONSUMER CYCLICAL (CONTINUED)
Dun & Bradstreet Corporation             24,800  $        767
Echlin Inc.                               9,200           333
*Federated Department Stores, Inc.       30,500         1,313
Fleetwood Enterprises, Inc.               5,200           221
Ford Motor Company                      173,900         8,467
*Fruit of the Loom, Incorporated         10,700           274
Gannet Company Inc.                      41,300         2,553
Gap, Inc.                                58,500         2,073
General Motors Corp.                    106,200         6,438
Genuine Parts Company                    26,200           889
Giant Food Inc.                           8,700           293
Goodyear Tire & Rubber Company           22,700         1,444
H & R Block, Inc.                        15,200           681
Harcourt General                         10,300           564
*Harrahs Entertainment                   14,700           277
Hasbro Inc.                              18,450           581
Hilton Hotels Corporation                36,400         1,083
Home Depot, Inc.                        106,298         6,258
Interpublic Group of Cos. Inc.           18,100           902
*ITT Corp.                               17,000         1,409
ITT Industries Inc.                      17,200           540
J.C. Penney Company, Inc.                36,200         2,183
Jostens, Inc.                             5,700           131
*K Mart Corporation                      70,900           820
Kaufman & Broad Home Corp.                5,700           128
Knight-Ridder Inc.                       12,700           660
Laidlaw Transportation Limited           47,900           653
The Limited Inc.                         39,500         1,007
Liz Claiborne, Inc.                      10,200           426
Lowe's Companies, Inc.                   25,300         1,206
Marriott International                   18,500         1,281
Masco Corporation                        24,000         1,221
Mattel, Inc.                             42,288         1,575
May Department Stores Company            33,900         1,786
Maytag Corporation                       14,400           537
McGraw-Hill Companies Inc.               14,400         1,066
Mercantile Stores Company                 5,400           329
Meredith Corporation                      7,800           278
*Mirage Resorts, Incorporated            26,000           592
New York Times Company                   14,000           926
Nike, Inc.                               42,000         1,649
Nordstrom, Inc.                          11,200           676
Owens Corning Fiberglass Corp.            7,800           266
Pep Boys - Manny, Moe & Jack              9,200           220
Pulte Corporation                         3,100           130
*Reebok International Ltd.                8,200           236
Russell Corp.                             5,300           141
Sears Roebuck & Co.                      57,000         2,579
Service Corporation International        36,600         1,352
Sherwin-Williams Company                 25,100           697
Snap-On Incorporated                      8,950           390
Springs Industries, Inc.                  2,900           151

                                      ---

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
DECEMBER 31, 1997

                                                    MARKET
                                                     VALUE
COMMON STOCK (95.34%)                  SHARES       (000'S)
--------------------------------------------------------------
CONSUMER CYCLICAL (CONTINUED)
Stanley Works                            13,000  $        613
Tandy Corporation                        15,400           594
Times Mirror Company                     13,900           855
TJX Companies, Inc.                      23,800           818
*Toys R Us                               41,500         1,305
Tribune Company                          17,900         1,114
TRW, Inc.                                17,900           955
VF Corporation                           18,300           841
*Viacom Incorporated                     51,356         2,128
Wal-Mart Stores Inc.                    329,800        13,006
Whirlpool Corporation                    10,900           600
*Woolworth Corp.                         19,600           399
                                                 -------------
    TOTAL                                             103,477
                                                 -------------
CONSUMER STAPLES (14.64%)
Adolph Coors Co.                          5,400           180
Alberto-Culver Company                    8,200           263
Albertson's, Inc.                        35,800         1,696
American Stores Co.                      39,700           816
Anheuser-Busch Companies, Inc.           71,600         3,150
Avon Products, Inc.                      19,300         1,185
Campbell Soup Company                    67,000         3,894
Cardinal Health Inc.                     15,800         1,187
CBS Corporation                         102,800         3,026
*Clear Channel Communications, Inc.      14,300         1,136
Clorox Company                           15,100         1,194
The Coca-Cola Company                   361,200        24,065
Colgate-Palmolive Co.                    43,100         3,168
Comcast Corp.                            50,850         1,605
Conagra Inc.                             68,900         2,261
CPC International, Inc.                  20,900         2,252
CVS Corporation                          25,000         1,602
Darden Restaurant, Inc.                  22,300           279
Deluxe Corp.                             12,000           414
Fleming Companies, Inc.                   5,500            74
Fort James Corporation                   27,500         1,052
Fortune Brands, Inc.                     25,000           927
General Mills, Inc.                      23,300         1,669
Gillette Company                         81,500         8,186
Great Atlantic & Pacific Tea Co.,
 Inc.                                     5,600           166
H.J. Heinz Company                       53,750         2,731
Hershey Foods Corp.                      20,800         1,288
John H. Harland Company                   4,500            95
Kellogg Company                          60,100         2,982
Kimberly-Clark Corporation               81,044         3,996
*King World Productions, Inc.             5,400           312
*Kroger Company                          37,000         1,367
Longs Drug Stores Corp.                   5,700           183
McDonald's Corporation                  100,200         4,785
Newell Company                           23,200           986
Pepsico Inc.                            222,900         8,122
                                                    MARKET
                                                     VALUE
COMMON STOCK (95.34%)                  SHARES       (000'S)
--------------------------------------------------------------
CONSUMER STAPLES (CONTINUED)
Philip Morris Companies, Inc.           352,900  $     15,991
Procter & Gamble Company                196,700        15,699
Quaker Oats Company                      20,000         1,055
R.R. Donnelley & Sons Company            21,300           793
Ralston Purina Group                     15,500         1,441
Rite Aid Corporation                     17,900         1,051
Rubbermaid, Inc.                         21,800           545
Safety-Kleen Corp.                        8,500           233
Sara Lee Corporation                     69,900         3,936
Seagram Company Ltd.                     54,000         1,745
Supervalue Inc.                           8,800           369
Sysco Corporation                        25,400         1,157
*Tele Communications, Inc.               73,776         2,061
Time Warner Inc.                         81,500         5,053
*Tricon Global Restaurants, Inc.         22,290           648
Tupperware                                8,900           248
*U S West Media Group                    88,300         2,550
Unilever, N.V.                           93,200         5,819
UST Incorporated                         26,800           990
Walgreen Company                         71,700         2,250
Walt Disney Company                      98,269         9,735
Wendy's International, Inc.              19,200           462
Whitman Corp.                            14,800           386
Winn-Dixie Stores, Inc.                  21,700           948
Wm. Wrigley Jr. Company                  16,900         1,345
                                                 -------------
    TOTAL                                             168,804
                                                 -------------
ENERGY (7.97%)
Amerada Hess Corporation                 13,400           735
Amoco Company                            71,500         6,086
Anadarko Petroleum Corporation            8,700           528
Apache Corporation                       13,200           463
Ashland, Inc.                            10,900           585
Atlantic Richfield Company               46,700         3,742
Baker Hughes Inc.                        24,600         1,073
Burlington Resource Inc.                 25,720         1,153
Chevron Corp.                            95,300         7,338
Dresser Industries, Inc.                 25,500         1,069
Exxon Corporation                       360,300        22,046
Halliburton Company                      36,900         1,916
Helmerich & Payne, Inc.                   3,600           244
Kerr-McGee Corporation                    6,900           437
Mobil Corporation                       114,400         8,258
Occidental Petroleum Corporation         48,200         1,413
*ORYX Energy Company                     15,400           393
Pennzoil Company                          6,900           461
Phillips Petroleum Company               38,400         1,867
*Rowan Companies, Inc.                   12,600           384
Royal Dutch Petroleum Co., ADR          312,300        16,923
Schlumberger Limited                     72,100         5,804
Sun Company, Inc.                        10,600           446
Texaco Inc.                              76,900         4,181

                                      ---

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
DECEMBER 31, 1997

                                                    MARKET
                                                     VALUE
COMMON STOCK (95.34%)                  SHARES       (000'S)
--------------------------------------------------------------
ENERGY (CONTINUED)
Union Pacific Resource Group             36,992  $        897
Unocal Corp.                             36,000         1,397
USX-Marathon Group                       41,900         1,414
*Western Atlas International Inc.         7,900           585
                                                 -------------
    TOTAL                                              91,838
                                                 -------------
FINANCE (16.37%)
Aetna, Inc.                              21,863         1,543
Allstate Corporation                     63,314         5,754
American Express Company                 68,300         6,096
American General Corporation             36,125         1,953
American International Group, Inc.      102,125        11,106
Aon Corporation                          24,400         1,430
Banc One Corporation                     84,845         4,608
Bank of New York Company, Inc.           55,300         3,197
BankAmerica Corporation                 101,700         7,424
BankBoston Corporation                   21,200         1,991
Bankers Trust New York Corporation       14,500         1,630
Barnett Banks Inc.                       29,000         2,084
BB&T Corporation                         11,900           762
Beneficial Corporation                    7,700           640
Charles Schwab Corporation               38,500         1,615
Chase Manhattan Corporation              61,656         6,751
The Chubb Corporation                    25,100         1,898
CIGNA Corporation                        10,800         1,869
Cincinnati Financial Corporation          4,000           563
Citicorp                                 66,700         8,433
Comerica, Inc.                           15,400         1,390
Conseco Inc.                             27,400         1,245
Corestates Financial Corp.               29,500         2,362
Countrywide Credit Industries, Inc.      15,600           669
Federal Home Loan Mortgage Corp.        101,200         4,244
Federal National Mortgage
 Association                            154,500         8,816
Fifth Third Bankcorp                     22,450         1,835
First Chicago NBD Corporation            43,028         3,593
First Union Corporation                  91,470         4,688
Fleet Financial Group Inc.               36,430         2,730
General Re Corporation                   11,600         2,459
Golden West Financial Corporation         8,300           812
Green Tree Financial Corporation         19,800           519
H.F. Ahmanson & Company                  14,200           951
Hartford Financial Services Group
 Inc.                                    17,200         1,609
Household International Inc.             15,600         1,990
Huntington Bancshares, Inc.              27,800         1,001
J.P. Morgan & Company, Inc.              26,100         2,946
Jefferson-Pilot Corp.                    10,300           802
KeyCorp                                  31,600         2,238
Lincoln National Corporation             14,800         1,156
Loews Corp.                              16,700         1,772
                                                    MARKET
                                                     VALUE
COMMON STOCK (95.34%)                  SHARES       (000'S)
--------------------------------------------------------------
FINANCE (CONTINUED)
Marsh & McLennan Companies Inc.          24,500  $      1,827
MBIA Incorporated                        13,000           869
MBNA Corp.                               72,950         1,992
Mellon Bank Corporation                  36,600         2,219
Merrill Lynch & Co.                      48,300         3,523
MGIC Investment Corp.                    16,600         1,104
Morgan Stanley, Dean Witter,
 Discover & Co.                          85,505         5,055
National City Corp.                      31,300         2,058
NationsBank Corp.                       103,656         6,304
Norwest Corporation                     109,200         4,218
PNC Bank Corp.                           44,700         2,551
Progressive Corporation                  10,500         1,259
Providian Financial Corporation          13,700           619
Republic New York Corporation             8,000           914
SAFECO Inc.                              20,300           990
St. Paul Companies, Inc.                 12,200         1,001
State Street Corporation                 23,400         1,362
SunAmerica, Inc.                         28,400         1,214
Suntrust Banks Inc.                      31,100         2,220
Synovus Financial Corp.                  25,500           835
Torchmark Corporation                    20,200           850
Transamerica Corporation                  9,200           980
Travelers Group Inc.                    166,641         8,978
UNUM Corporation                         20,300         1,104
US Bancorp of Oregon                     35,677         3,994
USF&G Corp.                              16,200           357
Wachovia Corporation                     29,700         2,409
Washington Mutual, Inc.                  36,440         2,325
Wells Fargo & Company                    12,833         4,356
                                                 -------------
    TOTAL                                             188,661
                                                 -------------
HEALTHCARE (10.60%)
Abbott Laboratories Inc.                112,100         7,350
Allergan Incorporated                     9,400           315
*Alza Corp.                              12,400           394
American Home Products Corporation       94,500         7,229
*Amgen Inc.                              38,600         2,089
Bausch & Lomb Inc.                        8,100           321
Baxter International Inc.                40,700         2,053
Becton, Dickinson & Company              17,800           890
*Beverly Enterprises, Inc.               15,500           202
Biomet, Inc.                             16,200           415
*Boston Scientific Corp.                 28,300         1,298
Bristol-Myers Squibb Company            145,200        13,740
Brown-Forman Corporation                 10,000           553
C.R. Bard, Inc.                           8,400           263
Columbia/HCA Healthcare Corporation      95,200         2,820
Eli Lilly & Company                     162,000        11,279
Guidant Corp.                            21,600         1,345

                                      ---

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
DECEMBER 31, 1997

                                                    MARKET
                                                     VALUE
COMMON STOCK (95.34%)                  SHARES       (000'S)
--------------------------------------------------------------
HEALTHCARE (CONTINUED)
*Healthsouth Corporation                 56,400  $      1,565
*Humana, Inc.                            23,800           494
Johnson & Johnson                       193,800        12,767
Mallinckrodt, Inc.                       10,700           407
Manor Care, Inc.                          9,300           326
Medtronic, Inc.                          68,100         3,562
Merck & Co., Inc.                       175,900        18,689
Pfizer Inc.                             188,200        14,033
Pharmacia & Upjohn Inc.                  73,905         2,707
*Pharmerica, Inc.                         7,054            73
Schering-Plough Corporation             106,700         6,629
*St. Jude Medical, Inc.                  13,400           409
*Tenet Healthcare Corp.                  44,100         1,461
United Healthcare Corp.                  27,300         1,356
U.S. Surgical Corporation                10,700           314
Warner-Lambert Company                   39,500         4,898
                                                 -------------
    TOTAL                                             122,246
                                                 -------------
TECHNOLOGY (12.49%)
*3COM Corporation                        50,200         1,754
Adobe Systems, Inc.                      10,600           437
*Advanced Micro Devices, Inc.            20,500           368
*Andrew Corporation                      13,137           315
*Apple Computer, Inc.                    18,500           243
*Applied Materials Inc.                  53,100         1,600
Autodesk, Inc.                            7,000           259
Automatic Data Processing, Inc.          42,600         2,615
*Bay Networks                            30,700           785
*Cabletron Systems Inc.                  23,000           345
*Ceridian Corp.                          11,100           509
*Cisco Systems Incorporated             146,150         8,148
Compaq Computer Corporation             110,140         6,216
Computer Associates International
 Inc.                                    79,512         4,204
*Computer Sciences Corp.                 11,200           935
*Data General Corporation                 7,000           122
*Dell Computer Corp.                     48,200         4,049
*Digital Equipment Corporation           22,300           825
*DSC Communications Corp.                17,100           410
Eastman Kodak Company                    47,400         2,883
EG&G, Inc.                                6,700           139
*EMC Corporation                         71,900         1,973
Equifax, Inc.                            22,000           780
First Data Corporation                   64,600         1,890
Harris Corporation                       11,600           532
HBO & Company                            28,800         1,382
Hewlett-Packard Company                 151,500         9,469
Ikon Office Solutions                    19,300           543
Intel Corp.                             237,800        16,705
International Business Machines
 Corp.                                  143,000        14,952
*KLA-Tencor Corporation                  12,200           471
                                                    MARKET
                                                     VALUE
COMMON STOCK (95.34%)                  SHARES       (000'S)
--------------------------------------------------------------
TECHNOLOGY (CONTINUED)
*LSI Logic Corp.                         20,700  $        409
Lucent Technologies Inc.                 93,440         7,464
*Micron Technology                       30,700           798
*Microsoft Corporation                  174,500        22,554
Motorola, Inc.                           86,700         4,947
*National Semiconductor Corporation      23,500           610
*NextLevel Systems, Inc.                 21,500           384
Northern Telecom Limited                 38,200         3,400
*Novell, Inc.                            50,800           381
*Oracle Corporation                     142,700         3,184
*Parametric Technology Company           18,500           876
Perkin-Elmer Corporation                  6,400           455
Polaroid Corporation                      6,600           321
Scientific-Atlanta, Inc.                 11,300           189
*Seagate Technology Inc.                 35,600           685
Shared Medical Systems Corp.              3,600           238
*Silicon Graphics                        25,800           321
*Sun Microsystems Inc.                   53,700         2,141
Tektronix, Inc.                           7,250           288
*Tellabs Inc.                            26,400         1,396
Texas Instruments Incorporated           55,800         2,511
*Unisys Corporation                      25,500           354
W.W. Grainger, Inc.                       7,200           700
Xerox Corporation                        47,300         3,491
                                                 -------------
    TOTAL                                             143,955
                                                 -------------
TRANSPORTATION (1.22%)
*AMR Corporation                         13,400         1,722
Burlington Northern Santa Fe             22,607         2,101
Caliber System, Inc.                      5,700           278
CSX Corporation                          31,700         1,712
Delta Air Lines Inc.                     10,700         1,273
*Federal Express Corp.                   16,700         1,020
Norfolk Southern Corporation             54,900         1,692
Ryder System, Inc.                       11,300           370
Southwest Airlines Co.                   31,900           786
Union Pacific Corporation                36,000         2,248
*USAir Group, Inc.                       13,200           825
                                                 -------------
    TOTAL                                              14,027
                                                 -------------
UTILITIES (3.25%)
American Electric Power Co. Inc.         27,600         1,425
Baltimore Gas & Electric Co.             21,500           732
Carolina Power & Light Company           22,000           934
Central & South West Corporation         30,900           836
Cinergy Corporation                      22,917           878
Coastal Corp.                            15,400           954
Columbia Gas System Inc.                  8,100           636
Consolidated Edison Co. of New York      34,200         1,402
Consolidated Natural Gas Company         13,900           841

                                      ---

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
DECEMBER 31, 1997

                                                    MARKET
                                                     VALUE
COMMON STOCK (95.34%)                  SHARES       (000'S)
--------------------------------------------------------------
UTILITIES (CONTINUED)
Dominion Resources Inc.                  27,100  $      1,153
DTE Energy Company                       21,100           732
Duke Energy Corp.                        52,365         2,900
Eastern Enterprises                       3,000           135
Edison International                     57,800         1,571
Enron Corp                               44,600         1,854
Entergy Corporation                      35,100         1,051
Firstenergy Corporation                  33,500           972
FPL Group, Inc.                          26,500         1,568
GPU, Inc.                                17,600           741
Houston Industries Incorporated          41,562         1,109
*Niagara Mohawk Power Corporation        21,000           221
Nicor Inc.                                7,100           300
Northern States Power Company            10,700           623
ONEOK, Inc.                               4,600           186
P P & L Resources, Inc.                  24,000           575
Pacific Enterprises                      12,100           455
PacifiCorp                               43,100         1,177
PECO Energy Company                      32,400           786
Peoples Energy Corporation                5,100           201
PG&E Corp.                               63,900         1,945
Public Service Enterprise Group,
 Inc.                                    33,800         1,071
Sonat Inc.                               12,500           572
Southern Company                         99,700         2,580
Texas Utilities Company                  35,015         1,455
UNICOM Corp.                             31,500           969
Union Electric Company                   14,900           644
Williams Companies Inc.                  46,200         1,301
                                                 -------------
    TOTAL                                              37,485
                                                 -------------
    TOTAL COMMON STOCK                           $  1,098,986
                                                 -------------

                                                    MARKET
                                                    VALUE
MONEY MARKET INSTRUMENT (4.66%)         PAR        (000'S)
-------------------------------------------------------------
GOVERNMENT (0.46%)
+FHLMC Discount Note, 5.61%,
 2/13/98                            $ 5,500,000  $     5,463
                                                 ------------
FINANCE (1.30%)
+Chrysler Financial Corporation,
 5.74%, 1/23/98                      15,000,000       14,948
                                                 ------------
PERSONAL CREDIT INSTITUTIONS (2.90%)
+General Electric Capital Corp.,
 5.88%, 1/21/98                      20,000,000       19,935
+General Electric Capital Corp.,
 5.65%, 1/28/98                      10,300,000       10,256
+General Motors Acceptance Corp.,
 5.84%, 1/14/98                       3,200,000        3,193
                                                 ------------
    TOTAL                                             33,384
                                                 ------------
    TOTAL MONEY MARKET
    INVESTMENTS                                       53,795
                                                 ------------
    TOTAL INDEX 500 STOCK
      PORTFOLIO (COST $713,039)^                 $ 1,152,781
                                                 ------------

ADR-American Depository Receipt
*Non-Income Producing.
+Partially held by the custodian in a segregated account as collateral for open futures positions. Information regarding open futures contracts as of December 31, 1997 is summarized below:

                                                 UNREALIZED
                      NUMBER OF    EXPIRATION   APPRECIATION
ISSUER                CONTRACTS       DATE         (000'S)
--------------------  ----------  ------------  -------------
S&P 500 Stock Index      214       March 1998        669

^At December 31, 1997, the aggregate cost of securities for federal income tax purposes was $713,085 and the net unrealized appreciation of investments based on that cost was $439,696 which is comprised of $449,824 aggregate gross unrealized appreciation and $10,128 aggregate gross unrealized depreciation.

    The Accompanying Notes are an Integral Part of the Financial Statements

                                      ---

BALANCED PORTFOLIO
--------------------------------------------------------------------------------

Objective:                       Portfolio Strategy:                              Invested Assets:
A high level of current income   Achieve consistent returns and low volatility    $2,774,618,510
and capital growth with a low    by diversifying among assets
risk profile

BALANCED PORTFOLIO

In order to capitalize on changing financial market and economic conditions, the Balanced Portfolio's asset allocation is adjusted as appropriate among three investment classes: stocks, bonds and money market instruments. The equity portion of the Portfolio is indexed, meaning that the Portfolio is designed to achieve results that approximate the performance of the Standard & Poor's 500 Composite Stock Price Index, which is generally regarded as a good proxy for the overall U.S. equity market. The bond portion of the Portfolio is actively managed, with investments in high quality bonds adjusted frequently as to maturity, market sectors and duration. Liquidity is maintained by holding a portion of the Portfolio in money market investments, which are high quality short-term debt securities.

The Portfolio benefited from continued emphasis on equities during 1997, as the stock market continued its climb. A portion of the equity position is held in S&P 500 Index futures to provide flexibility to move in and out of markets quickly. During the year the exposure to bonds was increased, in the belief that inflation and interest rates would continue to moderate. As anticipated, bond prices moved up, with particular strength in the latter part of the year. A moderate cash position at year end will make it possible to increase investments in equities or bonds, as market conditions indicate.

     Percentage Holdings
       12/31/97

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Equities (including
futures)                           57%
Bonds                              34%
Short-Term Investments              9%

     Performance Relative
     to Relevant Indices

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                    BALANCED PORTFOLIO  MERRILL LYNCH DOMESTIC MASTER INDEX    S&P 500 INDEX   ML 91-DAY T-BILL
12/87                           10,000                               $10,000          $10,000            $10,000
12/88                           10,808                               $10,804          $11,660            $10,693
12/89                           12,500                               $12,336          $15,356            $11,654
12/90                           12,691                               $13,459          $14,880            $12,635
12/91                           15,652                               $15,593          $19,419            $13,442
12/92                           16,531                               $16,774          $20,894            $13,970
12/93                           18,168                               $18,456          $23,005            $14,415
12/94                           18,198                               $17,935          $23,281            $15,019
12/95                           23,000                               $21,256          $31,988            $15,925
12/96                           26,094                               $22,019          $39,281            $16,770
12/97                           31,709                               $24,146          $52,362            $17,663
                                                 Average Annual Total Return
                                         For Periods Ended December 31, 1997
                                                                    One Year       Five Years          Ten Years
Balanced Portfolio                                                    21.52%           13.91%             12.23%
S&P 500 Index                                                         33.36%           20.18%             18.01%
MLDM Index                                                             9.66%            7.56%              9.22%
ML 91-Day T-Bill                                                       5.33%            4.80%              5.85%

In the graph, the Portfolio is compared against three indices representing the three major components of the Portfolio: equities, fixed income, and cash equivalent investments.
    The Merrill Lynch Domestic Master Index is an unmanaged market value weighted index comprised of U.S. Government, mortgage and investment-grade corporate bonds. The index measures the income provided by, and the price changes of, the underlying securities.
    The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.
    This chart assumes an initial investment of $10,000 made on 12/31/87. Returns shown include deductions for management and other fund expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. The net investment rates of return shown on page 2 reflect mortality and expense risk charges deducted from the assets of the separate account. The cost of insurance protection, which is not reflected in the returns shown on this chart, would make the return significantly lower. Investors are urged to obtain a personalized illustration of historical performance which reflects the cost of insurance protection.

                                       --

Balanced Portfolio
NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
DECEMBER 31, 1997

                                                 MARKET VALUE
BONDS (33.39%)                      SHARES/PAR     (000'S)
-------------------------------------------------------------
CORPORATE BONDS (9.52%)
AEROSPACE AND DEFENSE (0.27%)
Lockheed Corporation, 6.75%,
 3/15/03                              3,000,000  $     3,055
Northrop Grumman Corporation,
 7.75%, 3/1/16                        4,000,000        4,385
                                                 ------------
    TOTAL                                              7,440
                                                 ------------
AUTO-RELATED (0.16%)
Hertz Corp., 9.04%, 6/14/00           4,100,000        4,373
                                                 ------------
BANK HOLDING COMPANIES (0.74%)
BT Institutional Capital Trust,
 7.75%, 12/01/26                      1,000,000        1,020
BT Preferred Capital Trust II,
 7.875%, 2/25/27                      6,000,000        6,228
First Union Institutional Capital
 II, 7.85%, 1/1/27                    3,750,000        3,950
J.P. Morgan Capital Trust, 7.54%,
 01/15/27                             1,315,000        1,363
Security Capital Industrial Trust,
 7.3%, 5/15/01                        8,000,000        8,007
                                                 ------------
    TOTAL                                             20,568
                                                 ------------
CHEMICALS AND ALLIED PRODUCTS (0.46%)
Dow Cap B.V., 8.5%, 6/8/10            8,200,000        9,489
Nova Chemicals Ltd., 7.25%,
 8/15/28                              3,000,000        3,246
                                                 ------------
    TOTAL                                             12,735
                                                 ------------
COMMUNICATIONS (0.75%)
Panamasat, 0%, 08/01/03               2,100,000        2,119
Tele Communications, Inc., 7.375%,
 2/15/00                              8,000,000        8,155
U.S. West Capital Funding Inc.,
 7.9%, 2/1/27                         4,000,000        4,335
WorldCom, Inc., 7.75%, 4/1/07         5,500,000        6,074
                                                 ------------
    TOTAL                                             20,683
                                                 ------------
CONSTRUCTION MACHINERY (0.09%)
Bufete Industrial SA ADS, 11.375%,
 7/15/99 (144a)                       2,500,000        2,575
                                                 ------------
DIVERSIFIED/CONGLOMERATE (0.15%)
Hutchison Whampoa Finance (C)
 Limited, 6.988%, 08/01/37 (144A)     4,500,000        4,185
                                                 ------------
DURABLE GOODS (0.23%)
Tata Engineering & Locomotive,
 7.875%, 07/15/07                     6,500,000        6,463
                                                 ------------
ELECTRIC SERVICES (2.48%)
Columbia Gas System Inc., 7.32%,
 11/28/10                             7,571,000        7,864
Commonwealth Edison Co., 6.5%,
 4/15/00                              4,000,000        4,021

                                                 MARKET VALUE
BONDS (33.39%)                      SHARES/PAR     (000'S)
-------------------------------------------------------------
ELECTRIC SERVICES (CONTINUED)
Dayton Power & Light Company,
 8.15%, 1/15/26                       5,750,000  $     6,368
Long Island Lighting Co., 8.625%,
 4/15/04                              2,700,000        2,726
Long Island Lighting Co., 9.625%,
 7/1/24                               1,500,000        1,544
Ohio Edison Company, 7.375%,
 9/15/02                              3,665,000        3,795
Pacific Gas & Electric Co., 7.25%,
 3/1/26                               9,050,000        9,413
PECO Energy Company, 7.75%, 3/1/23    8,850,000        9,225
Public Service Electric And Gas
 Co., 6.875%, 1/1/03                  9,000,000        9,235
Southern California Edison Co.,
 7.25%, 3/1/26                       10,000,000       10,334
Texas Utilities Electric Co.,
 7.875%, 3/1/23                       4,000,000        4,272
                                                 ------------
    TOTAL                                             68,797
                                                 ------------
ENERGY (0.47%)
Barrett Resources Corporation,
 7.55%, 2/01/07                       5,000,000        5,186
Camuzzi Gas, 9.25%, 12/15/01          3,750,000        3,797
YPF Sociedad , 7.75%, 08/27/07        4,000,000        4,081
                                                 ------------
    TOTAL                                             13,064
                                                 ------------
FINANCE (0.68%)
Associates Corp. of North America,
 7.95%, 2/15/10                       5,550,000        6,267
Crown Cork & Seal Finance Plc,
 6.75%, 12/15/03                      8,000,000        8,180
Industrial Credit & Investment
 Corporation (144A), 7.55%,
 08/15/07                             5,000,000        4,450
                                                 ------------
    TOTAL                                             18,897
                                                 ------------
FOOD AND BEVERAGE (0.40%)
Coca Cola Enterprises, Inc., 8%,
 1/4/05                              10,000,000       11,003
                                                 ------------
GENERAL MERCHANDISE STORES (0.35%)
May Department Stores Company,
 7.45%, 10/15/16                      4,000,000        4,286
Polysindo International, 11.375%,
 06/15/06                             6,500,000        5,330
                                                 ------------
    TOTAL                                              9,616
                                                 ------------
INSTRUMENTS AND RELATED PRODUCTS (0.06%)
Raytheon Company, 7.2%, 08/15/27      1,500,000        1,550
                                                 ------------
MOTION PICTURE (1.01%)
News America Holdings Inc., 7.5%,
 3/1/00                               6,500,000        6,651

                                      ---

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
DECEMBER 31, 1997

                                                 MARKET VALUE
BONDS (33.39%)                      SHARES/PAR     (000'S)
-------------------------------------------------------------
MOTION PICTURE (CONTINUED)
News America Holdings Inc., 8.45%,
 8/1/34                              10,000,000  $    12,120
Time Warner Entertainment Inc.,
 7.25%, 9/1/08                        4,000,000        4,157
Time Warner Entertainment Inc.,
 8.375%, 3/15/23                      3,000,000        3,422
Time Warner Entertainment Inc.,
 8.375%, 7/15/33                      1,500,000        1,717
                                                 ------------
    TOTAL                                             28,067
                                                 ------------
MOTOR VEHICLES (0.47%)
General Motors Acceptance Corp.,
 6.625%, 10/1/02                      5,000,000        5,075
General Motors Corporation, 8.8%,
 3/1/21                               6,500,000        8,058
                                                 ------------
    TOTAL                                             13,133
                                                 ------------
PAPER AND ALLIED PRODUCTS (0.12%)
Grupo Industrial Durango, 12.625%,
 8/1/03                               3,000,000        3,368
                                                 ------------
TECHNOLOGY (0.11%)
International Business Machines,
 6.22%, 08/01/27                      3,000,000        3,051
                                                 ------------
TOBACCO(0.38%)
Philip Morris Companies, 9.25%,
 2/15/00                              1,000,000        1,059
Philip Morris Companies, 7.25%,
 1/15/03                              5,000,000        5,161
RJR Nabisco Inc., 8.625%, 12/1/02     4,000,000        4,255
                                                 ------------
    TOTAL                                             10,475
                                                 ------------
UTILITY (0.14%)
Atlantic City Electric Company,
 6.625%, 8/1/13                       4,000,000        3,974
                                                 ------------
    TOTAL CORPORATE BONDS                            264,017
                                                 ------------
GOVERNMENT AND AGENCY RELATED BONDS (15.96%)
FOREIGN GOVERNMENT BONDS (1.55%)
Bonos Del Tesoro, 8.75%, 05/09/02     1,000,000          948
Federal Home Loan Mortgage
 Corporation, 7%, 06/15/03            7,250,000        7,403
Fidiecomisco Petacalco, 10.16%,
 12/23/09                             5,000,000        5,113
Ministry Finance Russia, 10%,
 06/26/07                             5,000,000        4,633
Peru Flirb Reduction Bond, 3.25%,
 03/07/17                             2,100,000        1,244
Poland, 12%, 10/12/01                23,000,000        4,857
Poland, 12%, 02/12/03                11,000,000        2,264
Poland, 14%, 02/12/00                 9,500,000        2,286
Poland - Bear- PDI, 4%, 10/27/14      3,000,000        2,591
                                                 MARKET VALUE
BONDS (33.39%)                      SHARES/PAR     (000'S)
-------------------------------------------------------------
FOREIGN GOVERNMENT BONDS (CONTINUED)
Province of Quebec, 6.5%, 1/17/06     7,500,000  $     7,534
Russian Interest Notes, 6.718%,
 12/02/15                             5,800,000        4,075
                                                 ------------
    TOTAL                                             42,948
                                                 ------------
FEDERAL GOVERNMENT AND AGENCIES (14.41%)
Federal Home Loan Mortgage Corp.,
 6.5%, 04/01/11                      20,988,207       21,040
Federal Home Loan Mortgage Corp.,
 7.5%, 10/01/26                      32,418,032       33,212
Federal National Mortgage Assoc.,
 6.24%, 02/01/06                      4,960,703        4,936
Federal National Mortgage Assoc.,
 6.315%, 03/01/06                     5,235,418        5,232
Federal National Mortgage Assoc.,
 6.5%, 09/25/05                       6,342,982        6,402
Federal National Mortgage Assoc.,
 6.75%, 12/25/23                      6,500,000        6,508
Federal National Mortgage Assoc.,
 6.75%, 11/01/07                      3,122,685        3,206
Federal National Mortgage Assoc.,
 6.834%, 07/01/03                     3,250,147        3,330
Federal National Mortgage Assoc.,
 6.895%, 05/01/06                     6,113,540        6,334
Federal National Mortgage Assoc.,
 6.9%, 04/01/06                       2,464,064        2,553
Federal National Mortgage Assoc.,
 6.96%, 10/01/07                      4,493,767        4,678
Federal National Mortgage Assoc.,
 7%, 4/1/26                          25,426,394       25,662
Federal National Mortgage Assoc.,
 7%, 6/1/03                           6,054,193        6,141
Federal National Mortgage Assoc.,
 7%, 6/25/10                          8,070,000        8,224
Federal National Mortgage Assoc.,
 7.025%, 09/01/05                     1,961,198        2,035
Federal National Mortgage Assoc.,
 7.045%, 08/01/05                     7,746,629        8,037
Federal National Mortgage Assoc.,
 7.12%, 11/01/03                        991,264        1,031
Federal National Mortgage Assoc.,
 7.23%, 01/25/22                      8,000,000        8,324
Federal National Mortgage Assoc.,
 7.25%, 05/01/04                      1,581,604        1,659
Federal National Mortgage Assoc.,
 8.4%, 05/01/04                      10,910,000       12,028
Federal National Mortgage Assoc.,
 11%, 09/01/17                        2,631,261        2,987
Federal National Mortgage Assoc.,
 11%, 12/01/12                          320,460          359

                                      ---

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
DECEMBER 31, 1997

                                                 MARKET VALUE
BONDS (33.39%)                      SHARES/PAR     (000'S)
-------------------------------------------------------------
FEDERAL GOVERNMENT AND AGENCIES (CONTINUED)
Federal National Mortgage Assoc.,
 11%, 12/01/17                          427,702  $       486
Federal National Mortgage Assoc.,
 12%, 09/01/17                          886,015        1,031
Federal National Mortgage Assoc.,
 12%, 09/01/12                        2,822,655        3,250
Federal National Mortgage Assoc.,
 12%, 10/01/17                        1,304,464        1,518
Federal National Mortgage Assoc.,
 12%, 12/01/12                          465,908          537
Federal National Mortgage Assoc.,
 12%, 12/01/17                          665,138          774
Federal National Mortgage Assoc.,
 13%, 11/01/12                          480,018          562
Federal National Mortgage Assoc.,
 13%, 11/01/17                          901,559        1,067
Federal National Mortgage Assoc.,
 13%, 12/01/17                          503,209          593
Federal National Mortgage Assoc.,
 14%, 12/01/17                          353,763          420
Government National Mortgage
 Assoc., 7%, 10/15/23                   502,565          509
Government National Mortgage
 Assoc., 7%, 11/15/23                 1,799,663        1,820
Government National Mortgage
 Assoc., 7%, 5/15/23                 13,915,346       14,069
Government National Mortgage
 Assoc., 7%, 6/15/23                    912,800          923
Government National Mortgage
 Assoc., 7%, 7/15/23                  1,373,633        1,389
Government National Mortgage
 Assoc., 7%, 8/15/23                     25,972           26
Government National Mortgage
 Assoc., 7%, 9/15/23                    693,574          701
Government National Mortgage
 Assoc., 7.5%, 1/15/24                1,080,658        1,109
Government National Mortgage
 Assoc., 7.5%, 11/15/24                 890,253          914
Government National Mortgage
 Assoc., 7.5%, 2/15/24                1,366,102        1,402
Government National Mortgage
 Assoc., 7.5%, 3/15/24                1,348,240        1,384
Government National Mortgage
 Assoc., 7.5%, 4/15/24                  799,316          821
Government National Mortgage
 Assoc., 7.5%, 5/15/24                3,099,297        3,182
Government National Mortgage
 Assoc., 7.5%, 6/15/24                1,321,928        1,357
Government National Mortgage
 Assoc., 7.5%, 8/15/24                3,545,164        3,640
Government National Mortgage
 Assoc., 8.5%, 1/15/25                  163,742          173
                                                 MARKET VALUE
BONDS (33.39%)                      SHARES/PAR     (000'S)
-------------------------------------------------------------
FEDERAL GOVERNMENT AND AGENCIES (CONTINUED)
Government National Mortgage
 Assoc., 8.5%, 12/15/22                  42,227  $        48
Government National Mortgage
 Assoc., 8.5%, 12/15/24                  20,974           22
Government National Mortgage
 Assoc., 8.5%, 11/15/25                  20,178           22
Government National Mortgage
 Assoc., 8.5%, 1/15/26                  630,722          662
Government National Mortgage
 Assoc., 8.5%, 10/15/22                 234,286          249
Government National Mortgage
 Assoc., 8.5%, 11/15/24                 181,746          192
Government National Mortgage
 Assoc., 8.5%, 2/15/25                  162,822          173
Government National Mortgage
 Assoc., 8.5%, 2/15/26                   37,406           39
Government National Mortgage
 Assoc., 8.5%, 3/15/26                   33,693           34
Government National Mortgage
 Assoc., 8.5%, 4/15/26                2,222,633        2,337
Government National Mortgage
 Assoc., 8.5%, 5/15/22                    7,200            8
Government National Mortgage
 Assoc., 8.5%, 5/15/26                2,984,211        3,135
Government National Mortgage
 Assoc., 8.5%, 6/15/24                   19,823           21
Government National Mortgage
 Assoc., 8.5%, 7/15/21                  127,832          136
Government National Mortgage
 Assoc., 8.5%, 7/15/24                  304,738          322
Government National Mortgage
 Assoc., 8.5%, 8/15/24                  117,792          125
Government National Mortgage
 Assoc., 8.5%, 9/15/21                  143,829          153
Government National Mortgage
 Assoc., 8.5%, 9/15/22                  187,022          199
Government National Mortgage
 Assoc., 8.5%, 9/15/24                  239,149          253
U.S. Treasury, 7.25%, 08/15/04        6,000,000        6,486
U.S. Treasury, 6.375%, 5/15/99       45,600,000       46,013
U.S. Treasury, 6.375%, 8/15/27        8,500,000        8,962
U.S. Treasury, 6.625%, 2/15/27       23,000,000       24,962
U.S. Treasury, 6.625%, 5/15/07       45,000,000       47,644
U.S. Treasury, 6.75%, 8/15/26        24,850,000       27,358
U.S. Treasury, 6.125%, 8/15/07        3,500,000        3,597
U.S. Treasury, 6%, 7/31/02            9,000,000        9,096
                                                 ------------
    TOTAL                                            399,823
                                                 ------------
    TOTAL GOVERNMENT BONDS                           442,771
                                                 ------------

                                      ---

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
DECEMBER 31, 1997

                                                 MARKET VALUE
BONDS (33.39%)                      SHARES/PAR     (000'S)
-------------------------------------------------------------
MORTGAGE/ASSET BACKED SECURITIES (7.66%)
AUTO-RELATED (0.93%)
Eaglemark Trust, 6.75%, 11/15/02
 (144a)                               5,093,956  $     5,136
Team Fleet Financing Corporation,
 6.65%, 12/15/02 (144a)              11,800,000       11,945
Team Fleet Financing Corporation,
 7.35%, 5/15/03 (144a)                3,000,000        3,118
CIT RV Trust, 6.25%, 1/15/11          3,009,955        3,016
Daimler-Benz Vehicle Trust, 5.85%,
 7/20/03                              2,554,960        2,552
                                                 ------------
                                                      25,767
                                                 ------------
CREDIT CARD (0.90%)
Charming Shoppes Master Trust, 7%,
 4/15/03                              5,000,000        5,056
Iroquis Trust, 6.68%, 11/10/03       15,000,000       15,028
Iroquis Trust, 6.752%, 06/25/07       4,750,000        4,766
                                                 ------------
                                                      24,850
                                                 ------------
MANUFACTURED HOUSING (0.09%)
Vanderbilt Mortgage and Finance,
 Inc., 7.19%, 02/07/14                2,500,000        2,596
                                                 ------------
COMMERCIAL MORTGAGES (5.03%)
Asset Securitization Corporation -
 Class CS1, 1.257%, 11/13/26 IO      28,051,849        1,162
Asset Securitization Corporation -
 Class PS1, 1.367%, 02/14/41 IO      22,708,826        2,466
BankBoston Marine Asset Backed
 Trust - Class A6, 6.64%, 08/15/10    7,000,000        7,127
Chase Commercial Mortgage
 Securities Corp. - Class B, 6.6%,
 12/12/29                             8,500,000        8,563
Chase Commercial Mortgage
 Securities Corp. - Class A2,
 6.6%, 12/12/29                       2,500,000        2,500
Chase Commercial Mortgage
 Securities Corp. - Class D,
 7.37%, 6/19/29                       2,000,000        2,053
Citibank Credit Card Master Trust
 I - Class A, 0%, 08/15/06           17,000,000       11,219
Commercial Mortgage Acceptance
 Corporation - Class B, 6.647%,
 12/15/30                             2,500,000        2,495
Credit Suisse First Boston
 Mortgage Securities Corp. - Class
 D, 9.5914%, 4/25/25 (144a)           2,047,000        2,368
Credit Suisse First Boston
 Mortgage Securities Corp. - Class
 B, 9.5914%, 4/25/25 (144a)           3,000,000        3,550
Credit Suisse First Boston
 Mortgage Securities Corp. - Class
 A2, 7.26%, 6/20/29 (144a)            3,224,865        3,340
                                                 MARKET VALUE
BONDS (33.39%)                      SHARES/PAR     (000'S)
-------------------------------------------------------------
COMMERCIAL MORTGAGES (CONTINUED)
Credit Suisse First Boston
 Mortgage Securities Corp. - Class
 B, 7.28%, 6/20/29 (144a)             3,250,000  $     3,304
Credit Suisse First Boston
 Mortgage Securities Corp. - Class
 D, 7.46%, 6/20/29 (144a)             6,000,000        6,015
DLJ Mortgage Acceptance
 Corporation - Class A1B, 7.29%,
 11/12/21                             5,500,000        5,760
First Union-Lehman Brothers
 Commercial Mortgage Trust - Class
 C2, 7.02%, 11/18/29                 10,500,000       10,591
First Union-Lehman Brothers
 Commercial Mortgage Trust - Class
 C1, 7.44%, 4/18/29                   2,500,000        2,657
First Union-Lehman Brothers
 Commercial Mortgage Trust - Class
 IO, 1.307%, 4/18/29 IO              37,374,508        2,920
Fleetwood Credit Corporation
 Grantor Trust - Class A, 6.4%,
 05/15/13                             3,305,852        3,330
GMAC Commercial Mortgage
 Securities, Inc. - Class C,
 7.81%, 10/15/11 (144a)               7,000,000        7,346
Kmart CMBS Financing, Inc. - Class
 D, 6.725%, 03/01/07 (144a)           4,500,000        4,500
Kmart CMBS Financing, Inc. - Class
 C, 6.325%, 03/01/07 (144a)           3,500,000        3,491
LB Commercial Conduit Mortgage
 Trust, 1.248%, 10/25/26 IO         127,014,625        8,108
LB Commercial Conduit Mortgage
 Trust - Class A3, 8.396%,
 01/20/17                             8,575,201        9,809
Merrill Lynch Mortgage Investors,
 Inc. - Class C, 7.12%, 06/18/29      6,000,000        6,198
Merrill Lynch Mortgage Investors,
 Inc. - Class E, 8.097%, 06/25/22     2,000,000        2,110
Merrill Lynch Mortgage Investors,
 Inc. - Class C, 8.879%, 11/25/20     5,845,000        6,023
Midland Realty Acceptance Corp. -
 Class AEC, 1.389%, 1/25/29 (144a)
 IO                                  29,304,058        2,289
NationsBank Lease Pass Thru Trust
 - Class 1, 7.442%, 1/10/11 (144a)    2,000,000        2,089
Nations Credit Grantor Trust -
 Class A1, 6.35%, 12/15/04            2,859,385        2,865
Red Mountain Funding LLC - Class
 E, 7.365%, 01/15/19                  1,500,000        1,533

                                      ---

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
DECEMBER 31, 1997

                                                 MARKET VALUE
BONDS (33.39%)                      SHARES/PAR     (000'S)
-------------------------------------------------------------
COMMERCIAL MORTGAGES (CONTINUED)
Red Mountain Funding LLC - Class
 F, 7.471%, 01/15/19                  1,800,000  $     1,771
                                                 ------------
                                                     139,552
                                                 ------------
OTHER ASSET BACKED (0.28%)
Greentree Recreation & Consumer
 Trust, 6.49%, 05/15/00               3,733,988        3,750
Newcourt Equipment, 6.764%,
 09/20/04                             2,238,561        2,248
Newcourt Equipment, 7.734%,
 09/20/04                             1,790,849        1,798
                                                 ------------
                                                       7,796
                                                 ------------
RESIDENTIAL MORTGAGES(0.43%)
BCF L L C Mortgage Pass Thru
 Certificate, 7.75%, 3/25/37
 (144a)                               4,946,885        4,993
Rural Housing Trust, 6.33%, 4/1/26    7,054,500        6,993
                                                 ------------
                                                      11,986
                                                 ------------
    TOTAL MORTGAGE/ASSET BACKED
     SECURITIES                                      212,547
                                                 ------------
MUNICIPAL BONDS(0.25%)
New Jersey Economic Development
 Authority, 0.00%, 2/15/25           17,000,000        2,853
New Jersey Economic Development
 Authority, 0.00%, 2/15/26           11,000,000        1,724
New Jersey Economic Development
 Authority, 7.425%, 2/15/29           2,250,000        2,465
                                                 ------------
    TOTAL MUNICIPAL BONDS                              7,042
                                                 ------------
    TOTAL BONDS                                      926,377
                                                 ------------
COMMON STOCK (55.04%)
-------------------------------------------------------------
BASIC MATERIALS (2.52%)
Air Products & Chemicals, Inc.           22,200  $     1,826
Alcan Aluminum Limited                   45,900        1,268
Allegheny Teledyne, Inc                  35,562          920
Aluminum Co. of America                  35,200        2,477
Archer Daniels Midland Company          113,273        2,456
*Armco, Inc.                             21,700          107
ASARCO, Inc.                              8,500          191
B.F. Goodrich Company                    10,900          452
Barrick Gold Corporation                 75,400        1,404
Battle Mountain Gold Company             46,500          273
Bemis Company, Inc.                      10,700          471
*Bethlehem Steel Corporation             22,800          196
Boise Cascade Corporation                11,300          342
Champion International                   19,400          879
Cyprus Minerals Co.                      18,900          291
Dow Chemical Company                     46,100        4,679
                                                    MARKET
                                                    VALUE
COMMON STOCK (55.04%)               SHARES/PAR     (000'S)
-------------------------------------------------------------
BASIC MATERIALS (CONTINUED)
E.I. du Pont de Nemours & Co.           228,800  $    13,742
Eastman Chemical Company                 15,875          945
*Echo Bay Mines Limited Co.              28,200           69
Ecolab, Inc.                             13,100          726
Engelhard Corp.                          29,200          507
*FMC Corporation                          7,500          505
Freeport-McMoRan Copper & Gold,
 Inc.                                    40,200          633
*Georgia Pac Corp.(Timber Group)         18,600          422
Georgia Pacific Corp.                    18,500        1,124
Great Lakes Chemical                     12,100          543
Hercules, Inc.                           20,000        1,001
Homestake Mining Company                 29,700          264
Inco Limited                             33,800          575
Inland Steel Industries, Inc.             9,900          170
International Flavors &
 Fragrances, Inc.                        22,100        1,138
International Paper Company              61,200        2,639
Louisiana Pacific Corporation            22,100          420
Mead Corp.                               21,200          594
Monsanto Company                        119,300        5,011
Morton International, Inc.               26,900          925
Nalco Chemical Company                   13,500          534
Newmont Mining Corporation               31,630          929
Nucor Corp.                              17,800          860
Phelps Dodge Corporation                 12,200          759
Pioneer Hi-Bred International            13,300        1,426
Placer Dome, Inc.                        48,500          615
Potlatch Corporation                      5,800          249
PPG Industries, Inc.                     36,300        2,074
Praxair                                  32,000        1,440
Reynolds Metals Company                  14,900          894
Rohm & Haas Company                      12,500        1,197
Sigma-Aldrich Corp.                      20,300          807
*Stone Container Corporation             20,100          210
Temple-Inland Inc.                       11,500          602
Union Camp Corporation                   14,000          752
Union Carbide Corporation                25,100        1,078
USX-US Steel, Inc.                       17,300          541
W.R. Grace & Co.                         14,700        1,182
Westvaco Corporation                     20,650          649
Weyerhaeuser Company                     40,300        1,977
Willamette Industries, Inc.              22,500          724
Worthington Industries                   19,600          323
                                                 ------------
    TOTAL                                             70,007
                                                 ------------
CAPITAL GOODS (5.10%)
Aeroquip-Vickers, Inc.                    5,700          280
AlliedSignal, Inc.                      114,500        4,458
AMP, Inc.                                44,436        1,866
Avery Dennison Corp.                     20,900          935
Ball Corporation                          6,100          215

                                      ---

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
DECEMBER 31, 1997

                                                    MARKET
                                                    VALUE
COMMON STOCK (55.04%)               SHARES/PAR     (000'S)
-------------------------------------------------------------
CAPITAL GOODS (CONTINUED)
Boeing Company                          202,618  $     9,916
Briggs & Stratton Corporation             5,100          248
Browning-Ferris Industries, Inc.         40,000        1,480
Case Corporation                         15,100          913
Caterpillar, Inc.                        76,200        3,700
Cincinnati Milacron, Inc.                 8,100          210
Cooper Industries, Inc.                  24,700        1,210
Corning, Inc.                            46,700        1,734
Crane Co.                                 9,250          401
Crown Cork & Seal, Inc.                  26,000        1,303
Cummins Engine Company, Inc.              7,700          455
Deere & Company                          51,000        2,974
Dover Corporation                        45,000        1,626
Eaton Corporation                        15,600        1,392
Emerson Electric Company                 89,700        5,062
Fluor Corporation                        17,000          635
Foster Wheeler Corporation                8,200          222
General Dynamics Corporation             12,600        1,089
General Electric Company                662,400       48,604
General Signal Corporation               10,200          430
Harnischfeger Industries, Inc.           10,000          353
Honeywell, Inc.                          25,800        1,767
Illinois Tool Works, Inc.                50,500        3,036
Ingersoll-Rand Company                   33,550        1,359
Johnson Controls, Inc.                   16,900          807
Lockheed Martin Corporation              39,261        3,867
McDermott International, Inc.            11,200          410
Millipore Corp.                           8,800          299
Minnesota Mining & Manufacturing
 Co.                                     84,100        6,901
Moore Corporation Ltd.                   17,873          270
NACCO Industries, Inc.                    1,600          172
National Service Industries, Inc.         9,100          451
*Navistar International Corp.            14,770          366
Northrop Grumman Corporation             13,500        1,553
*Owens-Illinois, Inc.                    28,400        1,077
PACCAR, Inc.                             15,790          829
Pall Corporation                         25,766          533
Parker-Hannifin Corporation              22,600        1,037
Pitney Bowes, Inc.                       29,200        2,626
Raychem Corp.                            17,700          762
Raytheon Company-Class A                  9,437          465
Raytheon Company-Class B                 47,800        2,414
Rockwell International Corporation       42,200        2,205
Tenneco, Inc.                            34,400        1,359
Textron, Inc.                            33,400        2,088
*Thermo Electron Corporation             30,400        1,353
Thomas & Betts Corporation               11,100          524
Timken Company                           12,700          437
Tyco International Ltd.                 107,800        4,858
United Technologies Corp.                47,600        3,466
                                                    MARKET
                                                    VALUE
COMMON STOCK (55.04%)               SHARES/PAR     (000'S)
-------------------------------------------------------------
CAPITAL GOODS (CONTINUED)
Waste Management, Inc.                   91,700  $     2,522
                                                 ------------
    TOTAL                                            141,524
                                                 ------------
COMMUNICATION SERVICES (3.82%)
*Airtouch Communications, Inc.          101,900        4,235
ALLTEL Corporation                       37,800        1,552
Ameritech Corporation                   111,300        8,960
AT&T Corporation                        328,700       20,133
Bell Atlantic Corporation               157,090       14,295
Bellsouth Corporation                   200,600       11,296
Frontier Corporation                     33,200          799
GTE Corporation                         193,500       10,110
MCI Communications Corporation          140,000        5,994
SBC Communications, Inc.                184,887       13,543
Sprint Corporation                       87,100        5,106
U S WEST Communications Group            97,000        4,377
*WorldCom, Inc.                         182,500        5,521
                                                 ------------
    TOTAL                                            105,921
                                                 ------------
CONSUMER CYCLICAL (5.19%)
American Greetings Corp.                 15,200          595
Armstrong World Industries, Inc.          8,200          613
*AutoZone, Inc.                          30,600          887
Black & Decker Corporation               19,100          746
Brunswick Corporation                    20,100          609
*Cendant Corporation                    160,254        5,509
Centex Corporation                        5,900          371
*Charming Shoppes, Inc.                  21,400          100
Chrysler Corporation                    136,500        4,803
Circuit City Stores, Inc.                19,900          708
Cognizant Corp.                          33,200        1,479
Cooper Tire & Rubber Company             15,900          388
*Costco Companies, Inc.                  42,951        1,917
Dana Corporation                         21,100        1,002
Dayton Hudson Corporation                44,000        2,970
Dillard's, Inc.                          22,600          797
Dow Jones & Company, Inc.                19,400        1,042
Dun & Bradstreet Corporation             34,500        1,067
Echlin, Inc.                             12,800          463
*Federated Department Stores, Inc.       42,300        1,822
Fleetwood Enterprises, Inc.               7,300          310
Ford Motor Company                      241,700       11,768
*Fruit of the Loom, Inc.                 14,800          379
Gannett Company, Inc.                    57,300        3,542
General Motors Corp.                    147,500        8,942
Genuine Parts Company                    36,475        1,238
Giant Food, Inc.                         12,100          408
Goodyear Tire & Rubber Company           31,600        2,011
H & R Block, Inc.                        21,100          946
Harcourt General                         14,300          783

                                      ---

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Schedule of Investments
DECEMBER 31, 1997

                                                    MARKET
                                                    VALUE
COMMON STOCK (55.04%)               SHARES/PAR     (000'S)
-------------------------------------------------------------
CONSUMER CYCLICAL (CONTINUED)
*Harrahs Entertainment                   20,400  $       385
Hasbro, Inc.                             25,650          808
Hilton Hotels Corporation                50,600        1,505
Home Depot, Inc.                        147,699        8,696
Interpublic Group of Cos., Inc.          25,200        1,255
*ITT Corp.                               23,600        1,956
ITT Industries, Inc.                     24,000          753
J.C. Penney Company, Inc.                50,400        3,040
Jostens, Inc.                             7,900          182
*K Mart Corporation                      98,500        1,139
Kaufman & Broad Home Corp.                7,900          177
Knight-Ridder, Inc.                      17,700          920
Laidlaw Transportation Limited           66,500          906
Liz Claiborne, Inc.                      14,200          594
Lowe's Companies, Inc.                   35,200        1,679
Marriott International                   25,700        1,780
Masco Corporation                        33,400        1,699
Mattel, Inc.                             58,760        2,189
May Department Stores Company            47,100        2,482
Maytag Corporation                       19,900          743
McGraw-Hill Companies, Inc.              20,000        1,480
Mercantile Stores Company                 7,400          450
Meredith Corporation                     10,800          385
*Mirage Resorts, Inc.                    36,200          824
New York Times Company                   19,400        1,283
Nike, Inc.                               58,400        2,292
Nordstrom, Inc.                          15,600          942
Owens Corning Fiberglass Corp.           10,800          369
Pep Boys - Manny, Moe & Jack             12,800          306
Pulte Corporation                         4,300          180
*Reebok International Ltd.               11,400          328
Russell Corp.                             7,400          197
Sears Roebuck & Co.                      79,200        3,584
Service Corporation International        50,900        1,880
Sherwin-Williams Company                 34,900          968
Snap-On, Inc.                            12,350          539
Springs Industries, Inc.                  4,100          213
Tandy Corporation                        21,400          825
The Gap, Inc.                            81,300        2,881
The Limited, Inc.                        54,900        1,400
The Stanley Works                        18,000          849
Times Mirror Company                     19,400        1,193
TJX Companies, Inc.                      33,000        1,134
*Toys R Us, Inc.                         57,700        1,814
Tribune Company                          24,800        1,544
TRW, Inc.                                24,900        1,329
VF Corporation                           25,400        1,166
Viacom Incorporated                      71,356        2,956
Wal-Mart Stores, Inc.                   458,200       18,070
Whirlpool Corporation                    15,100          830
                                                    MARKET
                                                    VALUE
COMMON STOCK (55.04%)               SHARES/PAR     (000'S)
-------------------------------------------------------------
CONSUMER CYCLICAL (CONTINUED)
*Woolworth Corp.                         27,300  $       556
                                                 ------------
    TOTAL                                            143,870
                                                 ------------
CONSUMER STAPLES (8.45%)
Adolph Coors Co.                          7,500          249
Alberto-Culver Company                   11,400          366
Albertson's, Inc.                        49,700        2,355
American Stores Co.                      55,100        1,133
Anheuser-Busch Companies, Inc.           99,500        4,378
Avon Products, Inc.                      26,800        1,645
Campbell Soup Company                    93,100        5,411
Cardinal Health, Inc.                    22,000        1,653
CBS Corp.                               142,800        4,204
*Clear Channel Communications,
 Inc.                                    19,800        1,573
Clorox Company                           20,900        1,652
Colgate-Palmolive Co.                    59,900        4,403
Comcast Corp.                            70,550        2,227
Conagra, Inc.                            95,700        3,140
CPC International Corp.                  29,100        3,136
CVS Corporation                          34,800        2,229
Darden Restaurant, Inc.                  31,000          388
Deluxe Corp.                             16,700          576
Fleming Companies, Inc.                   7,600          102
Fort James Corporation                   38,200        1,461
Fortune Brands, Inc.                     34,700        1,286
General Mills, Inc.                      32,400        2,321
Gillette Company                        113,300       11,380
Great Atlantic & Pacific Tea Co.,
 Inc.                                     7,700          229
H.J. Heinz Company                       74,750        3,798
Hershey Foods Corp.                      28,900        1,790
John H. Harland Company                   6,300          132
Kellogg Company                          83,500        4,144
Kimberly-Clark Corporation              112,632        5,554
*King World Productions, Inc.             7,400          427
Longs Drug Stores Corp.                   7,900          254
McDonald's Corporation                  139,200        6,647
Newell Co.                               32,200        1,369
PepsiCo, Inc.                           309,700       11,285
Philip Morris Companies, Inc.           490,200       22,212
Procter & Gamble Company                273,300       21,813
Quaker Oats Company                      27,800        1,466
R.R. Donnelley & Sons Company            29,600        1,103
Ralston Purina Group                     21,600        2,007
Rite Aid Corporation                     24,900        1,461
Rubbermaid, Inc.                         30,300          758
Safety-Kleen Corp.                       11,800          324
Sara Lee Corporation                     97,200        5,474
Seagram Company Ltd.                     75,000        2,423
Supervalue, Inc.                         12,300          515
Sysco Corporation                        35,300        1,608

                                      ---

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Schedule of Investments
DECEMBER 31, 1997

                                                    MARKET
                                                    VALUE
COMMON STOCK (55.04%)               SHARES/PAR     (000'S)
-------------------------------------------------------------
CONSUMER STAPLES (CONTINUED)
*Tele Communications, Inc.              102,414  $     2,861
The Coca Cola Company                   501,800       33,432
*The Kroger Company                      51,500        1,902
Time Warner, Inc.                       113,300        7,025
*Tricon Global Restaurants               30,990          901
Tupperware                               12,400          345
*U S West Media Group                   122,700        3,543
Unilever N.V.                           129,500        8,085
UST, Inc.                                37,200        1,374
Walgreen Company                         99,600        3,125
Walt Disney Company                     136,636       13,536
Wendy's International, Inc.              26,600          640
Whitman Corp.                            20,500          534
Winn-Dixie Stores, Inc.                  30,100        1,315
Wm. Wrigley Jr. Company                  23,500        1,869
                                                 ------------
    TOTAL                                            234,548
                                                 ------------
ENERGY (4.60%)
Amerada Hess Corporation                 18,600        1,021
Amoco Company                            99,300        8,453
Anadarko Petroleum Corporation           12,100          734
Apache Corporation                       18,300          642
Ashland, Inc.                            15,100          811
Atlantic Richfield Company               64,900        5,200
Baker Hughes, Inc.                       34,100        1,488
Burlington Resource, Inc.                35,675        1,599
Chevron Corp.                           132,500       10,203
Dresser Industries, Inc.                 35,400        1,485
Exxon Corporation                       500,600       30,630
Halliburton Company                      51,300        2,664
Helmerich & Payne, Inc.                   5,100          346
Kerr-McGee Corporation                    9,600          608
Mobil Corporation                       159,000       11,478
Occidental Petroleum Corporation         67,000        1,964
*ORYX Energy Company                     21,300          543
Pennzoil Company                          9,500          635
Phillips Petroleum Company               53,300        2,592
*Rowan Companies, Inc.                   17,500          534
Royal Dutch Petroleum Co., ADR          433,800       23,507
Schlumberger Limited                    100,200        8,066
Sun Company, Inc.                        14,700          618
Texaco, Inc.                            106,900        5,812
Union Pacific Resource Group             51,358        1,245
Unocal Corp.                             50,000        1,940
USX-Marathon Group                       58,300        1,967
*Western Atlas International, Inc.       10,900          806
                                                 ------------
    TOTAL                                            127,591
                                                 ------------
FINANCE (9.45%)
Aetna, Inc.                              30,293        2,138
Allstate Corporation                     88,047        8,001
American Express Company                 94,900        8,470
American General Corporation             50,203        2,714
                                                    MARKET
                                                    VALUE
COMMON STOCK (55.04%)               SHARES/PAR     (000'S)
-------------------------------------------------------------
FINANCE (CONTINUED)
American International Group, Inc.      141,875  $    15,429
Aon Corporation                          33,850        1,984
Banc One Corporation                    117,910        6,404
Bank of New York Company, Inc.           76,800        4,440
BankAmerica Corporation                 141,300       10,315
BankBoston Corporation                   29,500        2,771
Bankers Trust New York Corporation       20,100        2,260
Barnett Banks, Inc.                      40,200        2,889
BB&T Corporation                         15,700        1,006
Beneficial Corporation                   10,800          898
Charles Schwab Corporation               53,550        2,246
Chase Manhattan Corporation              85,724        9,387
CIGNA Corporation                        15,000        2,596
Cincinnati Financial Corp.                6,100          859
Citicorp                                 92,700       11,721
Comerica, Inc.                           21,300        1,922
Conseco, Inc.                            38,000        1,727
Corestates Financial Corp.               41,000        3,283
Countrywide Credit Industries,
 Inc.                                    21,700          930
Fannie Mae                              214,700       12,251
Federal Home Loan Mortgage Corp.        140,600        5,896
Fifth Third Bancorp                      31,150        2,547
First Chicago NBD Corporation            59,805        4,994
First Union Corporation                 127,010        6,509
Fleet Finl Group, Inc.                   50,619        3,793
General Re Corporation                   16,100        3,413
Golden West Financial Corporation        11,500        1,125
Green Tree Financial Corporation         27,500          720
H.F. Ahmanson & Company                  19,700        1,319
Hartford Financial Services Group,
 Inc.                                    23,900        2,236
Household International, Inc.            21,600        2,755
Huntington Bancshares, Inc.              38,700        1,393
J.P. Morgan & Company, Inc.              36,200        4,086
Jefferson-Pilot Corp.                    14,350        1,118
KeyCorp                                  43,900        3,109
Lincoln National Corporation             20,600        1,609
Loews Corp.                              23,300        2,473
Marsh & McLennan Companies, Inc.         34,100        2,543
MBIA, Inc.                               18,100        1,209
MBNA Corp.                              101,355        2,768
Mellon Bank Corporation                  50,900        3,086
Merrill Lynch & Co.                      67,000        4,887
MGIC Investment Corp.                    23,100        1,536
Morgan Stanley, Dean Witter,
 Discover & Co.                         118,780        7,023

                                      ---

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
DECEMBER 31, 1997

                                                    MARKET
                                                    VALUE
COMMON STOCK (55.04%)               SHARES/PAR     (000'S)
-------------------------------------------------------------
FINANCE (CONTINUED)
National City Corp.                      43,500  $     2,860
NationsBank Corp.                       144,022        8,758
Norwest Corporation                     151,700        5,859
PNC Bank Corp.                           62,100        3,544
Progressive Corporation                  14,600        1,750
Providian Financial Corporation          19,000          859
Republic New York Corporation            11,100        1,267
SAFECO Corp.                             28,200        1,375
St. Paul Companies, Inc.                 17,000        1,395
State Street Corporation                 32,500        1,891
SunAmerica, Inc.                         39,500        1,689
SunTrust Banks, Inc.                     43,300        3,091
Synovus Financial Corporation            35,400        1,159
The Chubb Corporation                    34,900        2,639
Torchmark Corporation                    28,000        1,178
Transamerica Corporation                 12,800        1,363
Travelers Group, Inc.                   231,438       12,469
U.S. Bancorp                             49,529        5,544
UNUM Corporation                         28,200        1,533
USF&G Corp.                              22,400          494
Wachovia Corporation                     41,300        3,350
Washington Mutual, Inc.                  50,680        3,234
Wells Fargo & Company                    17,766        6,030
                                                 ------------
    TOTAL                                            262,119
                                                 ------------
HEALTHCARE (6.12%)
Abbott Laboratories                     155,700       10,208
Allergan, Inc.                           13,100          440
*ALZA Corporation                        17,200          547
American Home Products Corporation      131,200       10,037
*Amgen, Inc.                             53,600        2,901
Bausch & Lomb, Inc.                      11,200          444
Baxter International, Inc.               56,500        2,850
Becton, Dickinson & Company              24,700        1,235
*Beverly Enterprises, Inc.               22,400          291
Biomet, Inc.                             22,500          577
*Boston Scientific Corp.                 39,300        1,803
Bristol-Meyers Squibb Company           201,700       19,086
Brown-Forman Corp.                       14,000          774
C.R. Bard, Inc.                          11,600          363
Columbia/HCA Healthcare
 Corporation                            132,350        3,921
Eli Lilly and Company                   225,100       15,673
Guidant Corp.                            30,000        1,868
*HEALTHSOUTH Corporation                 78,400        2,176
*Humana, Inc.                            33,100          687
Johnson & Johnson                       269,200       17,734
Mallinckrodt, Inc.                       14,800          562
Manor Care, Inc.                         12,900          452
Medtronic, Inc.                          94,600        4,949
Merck & Co., Inc.                       244,400       25,967
                                                    MARKET
                                                    VALUE
COMMON STOCK (55.04%)               SHARES/PAR     (000'S)
-------------------------------------------------------------
HEALTHCARE (CONTINUED)
Pfizer, Inc.                            261,500  $    19,498
Pharmacia & Upjohn, Inc.                102,730        3,762
*Pharmerica, Inc.                        10,194          105
Schering-Plough Corporation             148,200        9,207
*St. Jude Medical, Inc.                  18,550          566
*Tenet Healthcare Corp.                  61,300        2,031
U.S. Surgical Corporation                14,800          433
United Healthcare Corp.                  37,900        1,883
Warner-Lambert Company                   54,900        6,808
                                                 ------------
    TOTAL                                            169,838
                                                 ------------
TECHNOLOGY (7.21%)
*3COM Corporation                        69,700        2,435
Adobe Systems, Inc.                      14,700          606
*Advanced Micro Devices, Inc.            28,500          511
*Andrew Corporation                      18,262          438
*Apple Computer, Inc.                    25,800          339
*Applied Materials, Inc.                 73,800        2,223
Autodesk, Inc.                            9,700          359
Automatic Data Processing, Inc.          59,200        3,633
*Bay Networks                            42,600        1,089
*Cabletron Systems, Inc.                 31,900          479
*Ceridian Corp.                          15,500          710
*Cisco Systems, Inc.                    203,100       11,323
Compaq Computer Corporation             152,990        8,634
Computer Associates International,
 Inc.                                   110,412        5,838
*Computer Sciences Corp.                 15,600        1,303
*Data General Corporation                 9,700          169
*Dell Computer Corp.                     66,900        5,620
*Digital Equipment Corporation           30,900        1,143
*DSC Communications Corp.                23,800          571
Eastman Kodak Company                    65,900        4,008
EG&G, Inc.                                9,300          194
*EMC Corporation                         99,800        2,738
Equifax, Inc.                            30,500        1,081
First Data Corporation                   89,800        2,627
Harris Corporation                       16,100          739
HBO & Company                            40,100        1,925
Hewlett-Packard Company                 210,500       13,156
Ikon Office Solutions                    26,900          757
Intel Corp.                             330,400       23,211
International Business Machines
 Corporation                            198,700       20,777
*KLA-Tencor Corporation                  16,900          653
*LSI Logic Corp.                         28,700          567
Lucent Technologies, Inc.               129,843       10,371
*Micron Technology                       42,600        1,108
*Microsoft Corporation                  242,500       31,343
Motorola, Inc.                          120,400        6,870
*National Semiconductor
 Corporation                             32,700          848

                                      ---

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
DECEMBER 31, 1997

                                                    MARKET
                                                    VALUE
COMMON STOCK (55.04%)               SHARES/PAR     (000'S)
-------------------------------------------------------------
TECHNOLOGY (CONTINUED)
*NextLevel Systems, inc.                 29,800  $       533
Northern Telecom Limited                 53,000        4,717
*Novell, Inc.                            70,600          530
*Oracle Corporation                     198,250        4,423
*Parametric Technology Company           25,800        1,222
Perkin-Elmer Corporation                  8,900          632
Polaroid Corporation                      9,200          448
Scientific-Atlanta, Inc.                 15,700          263
*Seagate Technology, Inc.                49,500          953
Shared Medical Systems Corp.              5,000          330
*Silicon Graphics                        35,800          445
*Sun Microsystems, Inc.                  74,600        2,975
Tektronix, Inc.                          10,100          401
*Tellabs, Inc.                           36,600        1,935
Texas Instruments, Inc.                  77,600        3,492
*Unisys Corporation                      35,400          491
W.W. Grainger, Inc.                      10,100          982
Xerox Corporation                        65,800        4,857
                                                 ------------
    TOTAL                                            200,025
                                                 ------------
TRANSPORTATION (0.70%)
*AMR Corporation                         18,600        2,390
Burlington Northern Santa Fe             31,433        2,921
Caliber System, Inc.                      7,900          385
CSX Corporation                          44,100        2,381
Delta Air Lines, Inc.                    14,900        1,773
*Federal Express Corp.                   23,300        1,423
Norfolk Southern Corporation             76,300        2,351
Ryder System, Inc.                       15,700          514
Southwest Airlines Co.                   44,300        1,091
Union Pacific Corporation                50,000        3,122
*US Airways Group, Inc.                  18,400        1,150
                                                 ------------
    TOTAL                                             19,501
                                                 ------------
UTILITIES (1.88%)
American Electric Power Co., Inc.        38,300        1,977
Baltimore Gas & Electric Co.             29,900        1,018
Carolina Power & Light Company           30,600        1,299
Central & South West Corporation         42,900        1,161
Cinergy Corporation                      31,905        1,222
Coastal Corp.                            21,400        1,325
Columbia Gas System, Inc.                11,200          880
Consolidated Edison Co. of New
 York                                    47,600        1,952
Consolidated Natural Gas Company         19,300        1,168
Dominion Resources, Inc.                 37,600        1,600
DTE Energy Company                       29,400        1,020
Duke Energy Corp.                        72,771        4,030
Eastern Enterprises                       4,100          185
Edison International                     80,300        2,183
Enron Corp.                              61,900        2,573
Entergy Corporation                      48,800        1,461
                                                    MARKET
                                                    VALUE
COMMON STOCK (55.04%)               SHARES/PAR     (000'S)
-------------------------------------------------------------
UTILITIES (CONTINUED)
Firstenergy Corporation                  46,600  $     1,351
FPL Group, Inc.                          36,800        2,178
GPU, Inc.                                24,400        1,028
Houston Industries, Inc.                 57,726        1,541
*Niagara Mohawk Power Corporation        29,200          307
NICOR, Inc.                               9,800          413
Northern States Power Company            14,900          868
ONEOK, Inc.                               6,200          250
Pacific Enterprises                      16,900          636
PacifiCorp                               59,900        1,636
PECO Energy Company                      45,000        1,091
Peoples Energy Corporation                7,100          280
PG&E Corp.                               88,700        2,700
PP&L Resources, Inc.                     33,400          800
Public Service Enterprise Group,
 Inc.                                    46,900        1,486
Sonat, Inc.                              17,300          791
Southern Company                        138,600        3,586
Texas Utilities Company                  48,695        2,024
UNICOM Corp.                             43,800        1,347
Union Electric Company                   20,700          895
Williams Companies, Inc.                 64,300        1,825
                                                 ------------
    TOTAL                                             52,087
                                                 ------------
    TOTAL COMMON STOCK                             1,527,031
                                                 ------------
SHORT TERM INVESTMENTS (11.57%)
-------------------------------------------------------------
MONEY MARKET INVESTMENTS (7.81%)
ELECTRIC SERVICES (0.18%)
Pacific Gas & Electric Co.,
 5.375%, 8/1/98                       5,000,000  $     4,987
                                                 ------------
ENERGY (0.04%)
Petroleos Mexicanos, 8%, 7/1/98
 (144a)                               1,000,000        1,005
                                                 ------------
FOREIGN GOVERNMENT (0.32%)
Bonos Del Tesoro, 8%, 12/13/98        3,500,000        3,465
Lukoil, Moscow, 8.4125%, 01/21/98     5,000,000        4,974
Government Trust Credit of Greece,
 8%, 05/15/98                           308,940          311
                                                 ------------
    TOTAL                                              8,750
                                                 ------------
FINANCE (1.79%)
Chrysler Financial Corp., 5.8%,
 02/13/98                            25,000,000       24,827
CIT Group Holdings, 5.85%,
 01/29/98                            25,000,000       24,886
                                                 ------------
    TOTAL                                             49,713
                                                 ------------
GOVERNMENT (0.18%)
+FHLMC Discount Note, 5.61%,
 02/13/98                             5,000,000        4,966
                                                 ------------

                                      ---

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
DECEMBER 31, 1997

                                                    MARKET
                                                    VALUE
SHORT-TERM INVESTMENTS (11.57%)     SHARES/PAR     (000'S)
-------------------------------------------------------------
PERSONAL CREDIT INSTITUTIONS (3.69%)
Associates Corporation N/A, 6.74%,
 01/02/98                           $ 2,900,000  $     2,899
Beneficial Corporation, 5.83%,
 01/30/98                            25,000,000       24,883
+Ford Motor Credit Company, 5.68%,
 01/28/98                            25,000,000       24,894
+General Electric Capital Corp.,
 5.6%, 02/11/98                      25,000,000       24,841
+General Motors Acceptance Corp.,
 5.72%, 02/25/98                     25,000,000       24,782
                                                 ------------
    TOTAL                                            102,299
                                                 ------------
SHORT TERM BUSINESS CREDIT (1.61%)
IBM Credit Corporation, 5.72%,
 01/14/98                            20,200,000       20,158
+Sears Roebuck Acceptance Corp.,
 5.88%, 01/28/98                     25,000,000       24,890
                                                 ------------
    TOTAL                                             45,048
                                                 ------------
    TOTAL MONEY MARKET INVESTMENTS                   216,768
                                                 ------------
ASSET-BACKED SECURITIES (3.76%)
COMMERCIAL MORTGAGES (0.18%)
BTC Mortgage Investors Trust -
 Class A, 6.255%, 09/01/98            5,000,000        5,000
                                                 ------------
FINANCE LESSORS (3.58%)
Asset Securitization Corporation,
 5.74%, 02/11/98                     25,000,000       24,837
+CIESCO LP, 5.75%, 02/11/98          25,000,000       24,836
Preferred Receivable Fund, 5.93%,
 01/28/98                            25,000,000       24,889

                                                    MARKET
                                                    VALUE
SHORT-TERM INVESTMENTS (11.57%)     SHARES/PAR     (000'S)
-------------------------------------------------------------
FINANCE LESSORS (CONTINUED)

Receivable Capital Trust, 5.91%,
 01/30/98                           $25,000,000  $    24,881
                                                 ------------
    TOTAL                                             99,443
                                                 ------------
    TOTAL ASSET-BACKED SECURITIES                    104,443
                                                 ------------
    TOTAL SHORT TERM INVESTMENTS                     321,211
                                                 ------------
    TOTAL BALANCED PORTFOLIO
      (COST $1,960,305)^                         $ 2,774,619
                                                 ------------
ADR-American Depository Receipts
IO-Interest Only Security
*Non-Income Producing.
+Partially held by the custodian in segregated account as
 collateral for open futures postions. Information regarding open futures contracts as of December 31, 1997 is summarized below:

                                                  UNREALIZED
                      NUMBER OF    EXPIRATION   (DEPRECIATION)
ISSUERS               CONTRACTS       DATE         (000'S)
--------------------  ----------  ------------  --------------
U.S. Treasury Bond       325       March 1998       (198)
S&P 500 Stock Index      194       March 1998       (281)
                                                --------------
    Total                                           (479)

^At December 31, 1997, the aggregate cost of securities for federal income tax purposes was $1,960,613 and the net unrealized appreciation of investments based on that cost was $814,006 which is comprised of $836,528 aggregate gross unrealized appreciation and $22,522 aggregate gross unrealized depreciation.

    The Accompanying Notes are an Integral Part of the Financial Statements

                                      ---

HIGH YIELD BOND PORTFOLIO
--------------------------------------------------------------------------------

Objective:                       Portfolio Strategy:                              Invested Assets:
High current income and capital  Generate superior performance by investing in a  $150,865,360 appreciation with moderate risk  diversified mix of fixed income securities rated below investment grade.

HIGH YIELD BOND PORTFOLIO

Investing in a portfolio of high yield bonds provides investors who can accept a moderate level of risk with a high level of current income, coupled with the opportunity for capital gains. The investment approach is credit-driven, with rigorous industry and credit analysis utilized to identify investment opportunities in issuers with stable or improving credit fundamentals whose bonds are rated below investment grade. Securities are actively traded in order to maximize returns within appropriate parameters of risk, quality, seniority and duration. In many ways, investing in high yield bonds is akin to equity investing, since an issuer's financial situation and operational performance are the key determinants of continued ability to meet obligations to pay interest and principal. Of particular interest are solid investments in entities that have the possibility of a positive event, such as a significant improvement in credit rating or earnings or a change in ownership. When financial performance falls short of expectations, exposure is normally reduced. In a high-yield portfolio, some defaults over time are inevitable; diversification across many holdings and a high level of current income mitigate the impact of occasional defaults on the Portfolio over time.

The high yield bond market continued to post higher returns than the investment-grade market during 1997, as declining interest rates led a broad range of investors to seek higher yields. The Portfolio significantly outperformed the Lehman Brothers High Yield Intermediate Market Index for the year. This strong performance can be attributed largely to careful selection of market sectors and individual securities, the opportunistic inclusion of several attractive preferred stocks, and the absence of any major negative credit developments.

During the second half of the year, the Portfolio also benefited significantly from a number of major credit upgrades, most of which were driven by mergers that caused certain bonds to be repaid at high prices. Also in the second half, the portfolio experienced increasing volatility in foreign markets as international currency fluctuations became pronounced, particularly in Asia. In spite of some second half weakness, foreign investments were a source of diversification and made a positive contribution to 1997 results. The Portfolio remains committed to a continued presence in foreign markets.

At the end of 1997, the Portfolio is positioned defensively relative to overall credit risk. Cyclical exposure has been significantly curtailed, limiting the potential impact of deflationary commodity and currency trends around the world. To the extent that the portfolio participates in the lower-rated segments of the market, emphasis has been placed on the subordinated debt and preferred stock of some of the largest and strongest companies in relatively stable industries such as cable television, telecommunications, broadcasting and leisure.

     Percentage Holdings
     by Industry Sector
       12/31/97

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Cable TV                        16%
Broadcasting/Media              15%
Leisure                         14%
Consumer Related                12%
Transportation                   8%
Telecommunications               7%
Finance                          7%
Basic Materials                  6%
Energy Related                   5%
Other Industries                 3%
Short-Term Investments           7%

     Performance Relative
     to Lehman Brothers High Yield Index

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                                                     LEHMAN BROTHERS HIGH YIELD
                                                 HIGH YIELD BOND PORTFOLIO           INTERMEDIATE MARKET INDEX
5/94                                                                   $10,000                               $10,000
12/94                                                                  $10,302                               $10,188
12/95                                                                  $12,030                               $11,952
12/96                                                                  $14,409                               $13,409
12/97                                                                  $16,693                               $15,020
AVERAGE ANNUAL TOTAL RETURN
FOR PERIODS ENDED DECEMBER 31, 1997
                                                                      ONE YEAR                       SINCE INCEPTION
High Yield Bond Portfolio                                               15.85%                                15.01%
Lehman Brothers Index                                                   12.01%                                11.75%

The total return performance for the High Yield Bond Portfolio is shown in comparison with the Lehman Brothers High Yield Intermediate Market Index. The Lehman Brothers index is an appropriate measure of portfolio performance since it has a quality and maturity profile that resembles the High Yield Bond Portfolio.
    The Lehman Brothers High Yield Intermediate Market Index is made up of dollar-denominated, nonconvertible, SEC publicly registered fixed rate noninvestment grade issues. The bonds will have remaining maturities of between one and ten years and have an outstanding par value of at least $100 million. Yankee and global bonds (SEC registered) of issuers in G-7 countries are included. Original issue zero coupon bonds and step-up coupon structures are also included; however, the index excludes pay-in-kind (PIK) bonds. Each bond must be rated Ba1 or lower by Moody's Investor Service. If a Moody's rating is unavailable, the bonds must be rated BB+ or lower by Standard & Poor's, or by Fitch if an S&P rating is unavailable. A few unrated bonds are included in the index; to be eligible they must have previously held a high yield rating or have been associated with a high yield issuer. The index is an unmanaged market value weighted index and measures the income provided by, and the price changes of, the underlying securities.
    This chart assumes an initial investment of $10,000 made on 5/3/94 (commencement of operations). Returns shown include deductions for management and other fund expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. The net investment rates of return shown on page 2 reflect mortality and expense risk charges deducted from the assets of the separate account. The cost of insurance protection, which is not reflected in the returns shown on this chart, would make the return significantly lower. Investors are urged to obtain a personalized illustration of historical performance which reflects the cost of insurance protection.

                                       --

High Yield Bond Portfolio
NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
DECEMBER 31, 1997

                                                      MARKET
                                                       VALUE
BONDS (72.80%)                         SHARES/PAR     (000'S)
---------------------------------------------------------------
AIRLINES (1.50%)
Kitty Hawks Inc., 9.95%, 11/15/04
 (144a)                                $2,250,000   $    2,261
                                                    -----------
BANKS (0.57%)
First Nationwide Parent Holdings,
 12.50%, 4/15/03                          750,000          853
                                                    -----------
BROADCASTING (4.69%)
Azteca Hldgs S.A. De C.V., 11.00%,
 6/15/02 (144a)                         2,250,000        2,318
+Fox Kids Worldwide, 10.25%, 11/1/07,
 (144a)                                 3,250,000        1,934
+Fox/Liberty Networks LLC, 9.75%,
 8/15/07 (144a)                         2,000,000        1,280
TV Azteca S.A. De C.V., 10.50%,
 2/15/07                                1,500,000        1,549
                                                    -----------
    TOTAL                                                7,081
                                                    -----------
CABLE TELEVISION (10.55%)
Adelphia Communications Corp., 9.50%,
 2/15/04 (PIK)                          2,668,506        2,709
Adelphia Communications Corp.,
 9.875%, 3/01/07                        1,000,000        1,058
Falcon Holdings Group, 11%, 9/15/03
 (PIK)                                  1,500,000        1,620
+Frontiervision Holdings Corp., LP
 11.875%, 9/15/07 (144a)                4,625,000        3,399
+Marcus Cable, 14.25%, 12/15/05         3,750,000        3,244
+NTL Inc., 11.50%, 2/01/06              3,000,000        2,329
+Telewest PLC, 11.00%, 10/01/07         2,000,000        1,553
                                                    -----------
    TOTAL                                               15,912
                                                    -----------
CHEMICALS (1.18%)
Tri Polyta Finance B V, 11.375%,
 12/01/03                               3,250,000        1,788
                                                    -----------
CONSUMER PRODUCTS (1.02%)
+Hedstrom Holdings Inc., 12.00%,
 6/01/09                                2,575,000        1,545
                                                    -----------
CONSUMER STAPLES (3.09%)
Iowa Select Farms, 10.75%, 12/1/05
 (144a)                                 2,250,000        2,309
North Atlantic Trading Inc., 11.00%,
 6/15/04                                2,250,000        2,351
                                                    -----------
    TOTAL                                                4,660
                                                    -----------
FINANCE COMPANIES (2.68%)
Olympic Financial Ltd., 11.50%,
 3/15/07                                4,000,000        4,040
                                                    -----------
INSURANCE (1.19%)
Superior National Capital Inc.,
 10.75%, 12/1/17 (144a)                 1,750,000        1,794
                                                    -----------
LEISURE RELATED (13.95%)
Alliance Gaming Corp., 10.00%, 8/1/07
 (144a)                                 2,250,000        2,253
Casino America Inc., 12.50%, 8/01/03    2,000,000        2,173
Cobblestone Holdings, Inc., 0.00%,
 6/01/04                                2,875,000        1,380
Hollywood Theatres, Inc., 10.625%,
 8/1/07 (144a)                          1,350,000        1,434

                                                      MARKET
                                                       VALUE
BONDS (72.80%)                         SHARES/PAR     (000'S)
---------------------------------------------------------------
LEISURE RELATED (CONTINUED)
Riviera Holdings, Inc., 10.00%,
 8/15/04 (144a)                        $2,250,000   $    2,233
Station Casinos Inc., 10.125%,
 3/15/06                                  500,000          528
Station Casinos Inc., 9.75%, 4/15/07    2,500,000        2,588
Town Sport, 9.75%, 10/15/04 (144a)      1,000,000        1,000
Trump Atlantic, 11.25%, 5/01/06         3,000,000        2,925
Trump Hotels & Casino Resorts,
 15.50%, 6/15/05                        2,000,000        2,280
Venetain Casino, 12.25%, 11/15/04
 (144a)                                 2,250,000        2,253
                                                    -----------
    TOTAL                                               21,047
                                                    -----------
MISCELLANEOUS-BASIC MATERIALS (1.59%)
Cemex S. A., 12.75%, 7/15/06            2,000,000        2,395
                                                    -----------
OIL-GAS PRODUCERS (1.51%)
Belden & Blake Corp., 9.875%, 6/15/07   2,250,000        2,273
                                                    -----------
PAPER (4.53%)
APP International Finance Company
 B.V. 11.75%, 10/1/05                   2,250,000        2,070
Grupo Indl Durango S.A. De C.V.,
 12.625%, 8/01/03                       2,000,000        2,245
Pindo Deli Fin Mauritius, 10.75%,
 10/1/07 (144a)                         2,925,000        2,516
                                                    -----------
    TOTAL                                                6,831
                                                    -----------
PROFESSIONAL SERVICES (1.65%)
+Decisionone Holdings Corp., 11.50%,
 8/1/08                                   775,000          496
Kinder-care Learn Center, 9.50%,
 2/15/09                                2,000,000        1,990
                                                    -----------
    TOTAL                                                2,486
                                                    -----------
RAILROAD (1.47%)
+TFM S.A. De C. V., 11.75%, 6/15/09
 (144a)                                 3,500,000        2,223
                                                    -----------
RETAIL-FOOD (3.49%)
Fleming Companies, Inc., 10.625%,
 7/31/07 (144a)                         2,250,000        2,374
Jitney - Jungle Stores America, Inc.,
 10.375%, 9/15/07                       2,000,000        2,075
+Pathmark Stores, Inc., 11.625%,
 6/15/02                                1,000,000          810
                                                    -----------
    TOTAL                                                5,259
                                                    -----------
RETAIL-GENERAL (1.46%)
Hollywood Entertainment Corp.,
 10.625%, 8/15/04                       2,250,000        2,205
                                                    -----------
SOAPS AND TOILETRIES (2.52%)
Revlon Worldwide Corp., 0.00%,
 3/15/01                                5,500,000        3,795
                                                    -----------
TELECOMMUNICATIONS (7.32%)
Comtel Brasileira Ltda., 10.75%,
 9/26/04 (144a)                         2,000,000        1,960
ITC Deltacom Inc., 11.00%, 6/01/07      2,875,000        3,163
++Mobilemedia Communications Inc.,
 10.50%, 12/01/03                       2,000,000          175

                                      ---

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
DECEMBER 31, 1997

                                                      MARKET
                                                       VALUE
BONDS (72.80%)                         SHARES/PAR     (000'S)
---------------------------------------------------------------
TELECOMMUNICATIONS (CONTINUED)
+Nextel Communications, Inc., 10.65%,
 9/15/07 (144a)                        $2,375,000   $    1,496
+Nextel Communications, Inc., 9.75%,
 10/31/07 (144a)                        4,000,000        2,440
Paging Network Inc., 10.00%, 10/15/08   1,750,000        1,813
                                                    -----------
    TOTAL                                               11,047
                                                    -----------
TRUCKING AND SHIPPING (5.37%)
Greyhound Lines Inc., 11.50%, 4/15/07   3,875,000        4,282
Navigator Gas Transport PLC, 10.50%,
 6/30/07 (144a)                         1,000,000        1,060
Navigator Gas Transport PLC, 12%,
 6/30/07 (144a)                           900,000        1,013
Ryder Trucks, Inc., 10.00%, 12/01/06    1,750,000        1,750
                                                    -----------
    TOTAL                                                8,105
                                                    -----------
UTILITIES (1.47%)
Companhia De Saneamento Basico, 10%,
 7/28/05 (144a)                         1,250,000        1,113
Espirito Santo Centrais Electricad,
 10%, 7/15/07 (144a)                    1,250,000        1,112
                                                    -----------
    TOTAL                                                2,225
                                                    -----------
    TOTAL BONDS                                        109,825
                                                    -----------

                                                      MARKET
                                                       VALUE
PREFERRED STOCK (19.65%)               SHARES/PAR     (000'S)
---------------------------------------------------------------
BANKS (2.19%)
California Federated Capital Corp.        126,000   $    3,308
                                                    -----------
BROADCASTING (7.39%)
American Radio Systems Corp. (PIK)         18,769        2,231
Citadel Broadcasting Co. (144a)            13,331        1,553
Chancellor Radio (144a)                    22,253        2,559
Sinclair Capital                           43,500        4,807
                                                    -----------
    TOTAL                                               11,150
                                                    -----------
CABLE TELEVISION (5.59%)
Cablevision Systems Corp. (PIK)            52,798   $    6,257
NTL Inc. (PIK)                             18,823        2,174
                                                    -----------
    TOTAL                                                8,431
                                                    -----------
PRINTING AND PUBLISHING (3.10%)
Primedia Inc.                              35,000        3,684
Primedia Inc. (PIK)                        10,000        1,000
                                                    -----------
    TOTAL                                                4,684
                                                    -----------
                                                      MARKET
                                                       VALUE
PREFERRED STOCK (19.65%)               SHARES/PAR     (000'S)
---------------------------------------------------------------
UTILITY-GAS (1.38%)
Petroleum Heat & Power Inc. (144a)     $  103,750   $    2,074
                                                    -----------
    TOTAL PREFERRED STOCK                               29,647
                                                    -----------

                                                      MARKET
                                                       VALUE
MONEY MARKET INVESTMENTS (7.02%)       SHARES/PAR     (000'S)
---------------------------------------------------------------
PERSONAL CREDIT INSTITUTIONS (7.02%)
Associates Corp of N. A., 6.74%,
 1/2/98                                 7,100,000   $    7,099
Commerical Credit Company, 5.65%,
 1/28/98                                2,000,000        1,992
General Motors Acceptance Corp.,
 5.84, 1/14/98                          1,500,000        1,496
                                                    -----------
    TOTAL                                               10,587
                                                    -----------
    TOTAL MONEY MARKET
      INVESTMENTS                                       10,587
                                                    -----------

                                                      MARKET
                                                       VALUE
COMMON STOCK AND WARRANTS (0.53%)      SHARES/PAR     (000'S)
---------------------------------------------------------------
APPAREL AND TEXTILE (0.30%)
*Ithaca Industries Inc.                   136,000   $      451
                                                    -----------
FINANCE COMPANIES (0.04%)
Olympic Financial Ltd., warrants            4,000           60
                                                    -----------
LEISURE RELATED (0.20%)
Hedstrom Holdings                         156,184          195
*Cobblestone Holdings Inc.                  2,875          100
                                                    -----------
    TOTAL                                                  295
                                                    -----------
    TOTAL COMMON STOCK                                     806
                                                    -----------
    TOTAL HIGH YIELD BOND PORTFOLIO
      (COST $149,252)^                              $  150,865
                                                    -----------

 *Non-Income Producing.
 +Deferred interest security that receives no coupon payments until a predetermined date at which the stated coupon rate becomes effective. ++Defaulted Security.
PIK-Payment in Kind.

 ^At December 31, 1997, the aggregate cost of securities for federal income tax purposes was $149,252 and the net unrealized appreciation of investments based on that cost was $1,613 which is comprised of $7,108 aggregate gross unrealized appreciation and $5,495 aggregate gross unrealized depreciation.

    The Accompanying Notes are an Integral Part of the Financial Statements

                                      ---

SELECT BOND PORTFOLIO
--------------------------------------------------------------------------------

Objective:                       Portfolio Strategy:                              Invested Assets:
A stable and relatively high     Invest in high grade corporate bonds, U.S.       $238,210,445
level of long-term total return  government bonds and bonds of government
and preservation of capital      agencies.

SELECT BOND PORTFOLIO
The Select Bond Portfolio invests in high quality debt securities, primarily government bonds, corporate bonds and mortgage-backed securities. Exposure to market sectors is adjusted as yield spreads change among the various classes of securities. Duration and maturities are altered with moderate adjustments in recognition or anticipation of interest rate changes.

In 1997, the Select Bond Fund benefited from overall strength in the bond market, achieving total return of 9.46%. In managing the Portfolio, the decision was made to increase the quality of holdings, in anticipation that a slowing economy could result in poor earnings and therefore higher default rates. Accordingly, the proportion of the Fund held in corporate bonds was decreased during the year, while positions in U.S. government and agency bonds were increased. The increased prepayment risk created by investing in mortgage-backed securities was tempered by careful selection of individual securities, in an effort to hold those that are least likely to experience substantial prepayments.

     Percentage Holdings
       12/31/97

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Corporate Bonds                                     24%
Mortgage-Backed and Asset-Backed Securities         47%
Government and Government Agencies                  26%
Short-Term Investments                               3%

The Corporate Bonds sector includes bonds of companies headquartered outside the United States. The Government and Government Agencies category includes taxable bonds of domestic and foreign governments and a small position in municipal bonds. Consistent with the Portfolio's stated parameters, no more than 20% of the Portfolio is invested in foreign securities, and no more than 10% is invested in high-yield securities.

     Performance Relative
     to Merrill Lynch Domestic Master Index

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                       Select Bond Portfolio                           MLDM Index
12/87                                $10,000                              $10,000
12/88                                $10,822                              $10,804
12/89                                $12,354                              $12,336
12/90                                $13,355                              $13,459
12/91                                $15,669                              $15,593
12/92                                $16,882                              $16,774
12/93                                $18,707                              $18,456
12/94                                $18,280                              $17,935
12/95                                $21,770                              $21,256
12/96                                $22,491                              $22,019
12/97                                $24,620                              $24,146
                                                      Average Annual Total Return
                                              For Periods Ended December 31, 1997
                                                                         One Year   Five Years   Ten Years
Select Bond Portfolio                                                       9.46%        7.84%       9.43%
MLDM Index                                                                  9.66%        7.56%       9.22%

Since the Portfolio invests broadly in U.S. Government, mortgage and corporate bonds, a useful basis for comparing returns is the Merrill Lynch Domestic Master Index. The index is an unmanaged market value weighted index comprised of U.S. Government, mortgage and investment-grade corporate bonds. The index measures the income provided by, and the price changes of, the underlying securities.
    This chart assumes an initial investment of $10,000 made on 12/31/87. Returns shown include deductions for management and other fund expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. The net investment rates of return shown on page 2 reflect mortality and expense risk charges deducted from the assets of the separate account. The cost of insurance protection, which is not reflected in the returns shown on this chart, would make the return significantly lower. Investors are urged to obtain a personalized illustration of historical performance which reflects the cost of insurance protection.

                                       --

Select Bond Portfolio
NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
DECEMBER 31, 1997

                                                     MARKET
                                                      VALUE
BONDS (96.82%)                            PAR        (000'S)
--------------------------------------------------------------
CORPORATE BONDS (23.39%)
AUTO-RELATED (0.40%)
Hertz Corp., 9.04%, 6/14/00            $  900,000  $      960
                                                   -----------
BANK HOLDING COMPANIES (4.33%)
BT Institutional Capital Trust,
 7.75%, 12/1/26                         4,000,000       4,079
BT Preferred Capital Trust II,
 7.875%, 2/25/27                        6,000,000       6,228
                                                   -----------
    TOTAL                                              10,307
                                                   -----------
CHEMICALS AND ALLIED PRODUCTS (0.87%)
Dow Capital B.V., 8.5%, 6/8/10          1,800,000       2,083
                                                   -----------
COMMUNICATIONS (3.58%)
Panamsat, 0%, 8/1/03                    3,000,000       3,027
U.S. West Capital Funding Inc., 7.9%,
 2/1/27                                 1,000,000       1,084
WorldCom, Inc., 7.75%, 4/1/27           4,000,000       4,417
                                                   -----------
    TOTAL                                               8,528
                                                   -----------
CONSTRUCTION MACHINERY (0.43%)
Bufete Industrial SA ADS, 11.375%,
 7/15/99 (144a)                         1,000,000       1,030
                                                   -----------
ENERGY (1.06%)
Camuzzi Gas, 9.25%, 12/15/01            2,500,000       2,531
                                                   -----------
ELECTRIC SERVICES (5.38%)
Commonwealth Edison Co., 6.5%,
 4/15/00                                1,000,000       1,005
Long Island Lighting Co., 8.625%,
 4/15/04                                1,000,000       1,009
Long Island Lighting Co., 9.625%,
 7/1/24                                 1,500,000       1,544
Ohio Edison Company, 7.375%, 9/15/02    1,000,000       1,036
++Pacific Gas & Electric Co., 7.25%,
 3/1/26                                 3,500,000       3,641
Peco Energy Company, 7.75%, 3/1/23      1,150,000       1,199
++Public Service Electric And Gas
 Co., 6.875%, 1/1/03                    2,250,000       2,309
Texas Utilities Electric Co., 7.875%,
 3/1/23                                 1,000,000       1,068
                                                   -----------
    TOTAL                                              12,811
                                                   -----------
FINANCE (1.83%)
Associates Corp. of North America,
 7.95%, 2/15/10                         1,500,000       1,694
Industrial Credit and Investment Corp
 of India, 7.55%, 8/15/07, (144a)       3,000,000       2,670
                                                   -----------
                                                        4,364
                                                   -----------
GENERAL MERCHANDISE STORES (0.45%)
May Dept Stores Company, 7.45%,
 10/15/16                               1,000,000       1,072
                                                   -----------
MOTION PICTURE (1.33%)
News America Holdings Inc., 8.25%,
 8/10/18                                1,000,000       1,085

                                                     MARKET
                                                      VALUE
BONDS (96.82%)                            PAR        (000'S)
--------------------------------------------------------------
MOTION PICTURE (CONTINUED)
Time Warner Entertainment Inc.,
 7.25%, 9/1/08                         $2,000,000  $    2,078
                                                   -----------
    TOTAL                                               3,163
                                                   -----------
MOTOR VEHICLES (0.65%)
General Motors Corporation, 8.8%,
 3/1/21                                 1,250,000       1,550
                                                   -----------
PAPER AND ALLIED PRODUCTS (0.94%)
Grupo Industrial Durango, 12.625%,
 8/1/03                                 2,000,000       2,245
                                                   -----------
TEXTILES (1.03%)
Polysindo International Finance,
 11.375%, 6/15/06                       3,000,000       2,460
                                                   -----------
TOBACCO (1.11%)
Philip Morris Companies, 7.25%,
 1/15/03                                1,000,000       1,032
Philip Morris Companies, 9.25%,
 2/15/00                                  500,000         529
++RJR Nabisco Inc., 8.625%, 12/1/02     1,000,000       1,064
                                                   -----------
    TOTAL                                               2,625
                                                   -----------
    TOTAL CORPORATE BONDS                              55,729
                                                   -----------
GOVERNMENT BONDS (DOMESTIC AND FOREIGN) AND AGENCY BONDS
 (26.33%)
FOREIGN GOVERNMENT BONDS (5.11%)
Peru Flirb Reduction, 3.25%, 3/7/17     2,100,000       1,244
Poland - Bear - PDI, 4%, 10/27/14       1,500,000       1,296
+Poland Government, 12%, 10/12/01      15,000,000       3,168
+Poland Government, 12%, 2/12/03       10,000,000       2,058
Poland Government, 14%, 2/12/00         9,000,000       2,166
Vnesheconomban, 6.718%, 12/2/15         3,200,000       2,248
                                                   -----------
    TOTAL                                              12,180
                                                   -----------
FEDERAL GOVERNMENT AND AGENCIES (21.22%)
Federal National Mortgage Assoc.,
 6.22%, 2/1/06                          1,938,793       1,927
Federal National Mortgage Assoc.,
 6.24%, 1/1/06                          5,467,070       5,440
Federal National Mortgage Assoc.,
 6.32%, 2/1/06                          3,928,808       3,936
Federal National Mortgage Assoc.,
 6.5%, 9/25/05                          2,718,958       2,744
Federal National Mortgage Assoc.,
 6.75%, 12/25/23                        3,500,000       3,505
Federal National Mortgage Assoc.,
 6.96%, 10/1/07                         3,295,429       3,431
Federal National Mortgage Assoc.,
 7.0%, 6/1/03                             788,654         800
Federal National Mortgage Assoc.,
 7.23%, 1/25/22                         5,000,000       5,202
Federal National Mortgage Assoc.,
 7.36%, 4/1/11                          3,444,763       3,690
Federal National Mortgage Assoc.,
 8.4%, 2/25/09                          2,500,000       2,756
Federal National Mortgage Assoc.,
 10%, 10/1/17                             141,853         156
Federal National Mortgage Assoc.,
 11%, 9/1/17                           $2,102,536  $    2,387

                                      ---

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
DECEMBER 31, 1997

                                                     MARKET
                                                      VALUE
BONDS (96.82%)                            PAR        (000'S)
--------------------------------------------------------------
FEDERAL GOVERNMENT AND AGENCIES (CONTINUED)
Federal National Mortgage Assoc.,
 11%, 12/1/12                          $  255,000  $      285
Federal National Mortgage Assoc.,
 11%, 12/1/17                             614,098         698
Federal National Mortgage Assoc.,
 12%, 9/1/17                              708,812         825
Federal National Mortgage Assoc.,
 12%, 9/1/12                            2,260,972       2,603
Federal National Mortgage Assoc.,
 12%, 10/1/17                           1,040,443       1,211
Federal National Mortgage Assoc.,
 12%, 12/1/12                             373,000         430
Federal National Mortgage Assoc.,
 12%, 12/1/17                             532,000         619
Federal National Mortgage Assoc.,
 12.25%, 12/01/17                         442,000         523
Federal National Mortgage Assoc.,
 13%, 11/1/12                             383,414         449
Federal National Mortgage Assoc.,
 13%, 11/1/17                             721,502         854
Federal National Mortgage Assoc.,
 13%, 12/1/17                             403,000         475
Federal National Mortgage Assoc.,
 14%, 12/1/17                             283,000         336
Government National Mortgage Assoc.,
 7%, 5/15/23                              422,708         427
Government National Mortgage Assoc.,
 7.5%, 1/15/24                          1,508,484       1,549
Government National Mortgage Assoc.,
 7.5%, 2/15/24                          1,602,195       1,645
Government National Mortgage Assoc.,
 8.5%, 11/15/24                           923,811         977
Government National Mortgage Assoc.,
 8.5%, 2/15/25                            118,027         124
Government National Mortgage Assoc.,
 8.5%, 3/15/23                             10,367          11
Government National Mortgage Assoc.,
 8.5%, 6/15/23                             14,456          15
Government National Mortgage Assoc.,
 8.5%, 6/15/24                            260,063         275
Government National Mortgage Assoc.,
 8.5%, 7/15/24                             64,949          69
Government National Mortgage Assoc.,
 8.5%, 9/15/21                            148,346         158
Government National Mortgage Assoc.,
 8.5%, 9/15/24                             12,523          13
                                                   -----------
    TOTAL                                              50,545
                                                   -----------
    TOTAL GOVERNMENT BONDS                             62,725
                                                   -----------
MORTGAGE BACKED AND ASSET BACKED SECURITIES (47.10%)
AUTO-RELATED (3.15%)
Daimler-Benz Vehicle Trust, Class A,
 5.85%, 7/20/03                         1,064,567       1,063
CIT RV Owner Trust, Class A, 6.25%,
 1/15/11                                1,003,318       1,005
Eaglemark Trust,Class A,6.75%,
 11/15/02 (144a)                        1,018,791       1,027
                                                     MARKET
                                                      VALUE
BONDS (96.82%)                            PAR        (000'S)
--------------------------------------------------------------
AUTO-RELATED (CONTINUED)
Team Fleet Financing
 Corporation,Class A, 6.65%, 12/15/02
 (144a)                                $3,200,000  $    3,239
Team Fleet Financing Corporation,
 Class A, 7.35%, 5/15/03 (144a)         1,125,000       1,169
                                                   -----------
    TOTAL                                               7,503
                                                   -----------
COMMERCIAL MORTGAGES (37.16%)
+Kmart CMBS Financing, Inc.,Class C,
 6.391%, 03/01/07 (144a)                1,500,000       1,496
+Kmart CMBS Financing, Inc., Class D,
 6.791%, 03/01/07 (144a)                2,000,000       2,000
Asset Securitization Corporation,
 Class CS2, 1.097%, 11/13/26 IO        52,000,000       3,429
Asset Securitization Corporation,
 Class CS1, 1.257%, 11/13/26 IO        22,210,492         920
Asset Securitization Corporation,
 Class PS1, 1.36707%, 2/14/41 IO       12,227,830       1,328
Chase Commercial Mortgage Securities
 Corp., Class B, 6.6%, 12/12/29         5,000,000       5,037
Chase Commercial Mortgage Securities
 Corp., Class A2, 6.6%, 12/12/29        2,000,000       2,000
Chase Commercial Mortgage Securities
 Corp., Class B,7.37%, 6/19/29          1,000,000       1,058
Chase Commercial Mortgage Securities
 Corp., Class D, 7.37%, 6/19/29         1,750,000       1,796
Commercial Mortgage Acceptance
 Corporation, Class B, 6.647%,
 12/15/30                               2,000,000       1,996
Credit Suisse First Boston Mortgage
 Securities Corp., Class D, 9.5914%,
 4/25/25 (144a)                           682,000         789
Credit Suisse First Boston Mortgage
 Securities Corp., Class B, 9.5914%,
 4/25/25 (144a)                         2,000,000       2,367
Credit Suisse First Boston Mortgage
 Securities Corp., Class C1, 7.26%,
 6/20/29 (144a)                         1,488,399       1,542
Credit Suisse First Boston Mortgage
 Securities Corp., Class C1, 7.28%,
 6/20/29 (144a)                         1,500,000       1,525
Credit Suisse First Boston Mortgage
 Securities Corp., Class D, 7.46%,
 6/20/29 (144a)                         3,500,000       3,509
DLJ Mortgage Acceptance Corporation,
 Class S,.3751%, 10/15/17 IO           89,862,718       2,408
DLJ Mortgage Acceptance Corporation,
 Class A1B, 7.29%, 11/12/21             2,250,000       2,356
The Equitable Life Insurance Society
 of the U S, Class C1, 7.52%, 5/15/06   2,000,000       2,100

                                      ---

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
DECEMBER 31, 1997

                                                     MARKET
                                                      VALUE
BONDS (96.82%)                            PAR        (000'S)
--------------------------------------------------------------
COMMERCIAL MORTGAGES (CONTINUED)
First Union-Lehman Brothers
 Commercial Mortgage Trust, Class C2,
 7.02%, 11/18/29                        4,000,000       4,035
First Union-Lehman Brothers
 Commercial Mortgage Trust, Class C1,
 7.44%, 4/18/07                         2,500,000       2,657
First Union-Lehman Brothers
 Commercial Mortgage Trust, IO,
 1.307%, 4/18/27                       36,440,146       2,847
Fleetwood Credit Corporation Grantor
 Trust, Class A, 6.4%, 5/15/13          1,416,794       1,427
GMAC Commercial Mortgage Securities,
 Inc., Class C2, 7.81%, 10/15/06
 (144a)                                 5,000,000       5,247
LB Commercial Conduit Mortgage Trust,
 Class IO, 1.248%, 10/25/26            68,392,491       4,366
LB Commercial Conduit Mortgage Trust,
 Class A3, 8.396%, 1/20/17              4,840,838       5,538
Malan Mortgage Securities Trust,
 Class A3, 7.8%, 8/15/05 (144a)         3,000,000       3,076
Merrill Lynch Mortgage Investors,
 Inc., Class C1, 7.12%, 6/18/29         2,500,000       2,583
Merrill Lynch Mortgage Investors,
 Inc., Class E, 7.12%, 6/18/29          4,500,000       4,519
Merrill Lynch Mortgage Investors,
 Inc., Class C, 8.154% , 6/18/29        1,950,000       2,009
Merrill Lynch Mortgage Investors,
 Inc., Class E, 8.858%, 6/18/29         2,000,000       2,110
Midland Realty Acceptance Corp.,
 Class AEC, 1.389%, 1/25/29 (144a) IO  14,652,029       1,145
NationsBank Lease Pass Thru Trust,
 Class 1, 7.442%, 1/10/11 (144a)        3,000,000       3,133
Nations Credit Grantor Trust, Class
 A1, 6.35%, 4/15/14                     2,859,386       2,865
Red Mountain Funding LLC, Class E,
 7.365%, 1/15/19                        1,500,000       1,533
Red Mountain Funding LLC, Class F,
 7.471%, 1/15/19                        1,800,000       1,771
                                                   -----------
    TOTAL                                              88,517
                                                   -----------
CREDIT CARD ASSET BACKED (0.84%)
Iroquois Trust, Class A, 6.752%,
 6/25/07                                2,000,000       2,007
                                                   -----------
MANUFACTURED HOUSING (1.64%)
Mid-State Trust VI, Class A3, 7.54%,
 7/1/35                                $1,256,650  $    1,317
Vanderbilt Mortgage and Finance,
 Inc., Class 1A4, 7.19%, 2/7/14         2,500,000       2,596
                                                   -----------
    TOTAL                                               3,913
                                                   -----------
                                                     MARKET
                                                      VALUE
BONDS (96.82%)                            PAR        (000'S)
--------------------------------------------------------------
OTHER ASSET BACKED (1.84%)
Greentree Recreation & Consumer
 Trust, Class A1, 6.49%, 2/15/18        2,567,117       2,578
Newcourt Equipment, Class B, 6.764%,
 9/20/04                                1,790,849       1,798
                                                   -----------
    TOTAL                                               4,376
                                                   -----------
RESIDENTIAL MORTGAGES (2.47%)
BCF L L C Mortgage Pass Thru
 Certificate, Class B3, 7.75%,
 3/25/37 (144a)                         3,957,508       3,995
Rural Housing Trust, Class D, 6.33%,
 4/1/26                                 1,903,595       1,883
                                                   -----------
    TOTAL                                               5,878
                                                   -----------
    TOTAL MORTGAGE BACKED AND
      ASSET BACKED SECURITIES                         112,194
                                                   -----------
    TOTAL BONDS                                       230,648
                                                   -----------
                                                     MARKET
                                                      VALUE
MONEY MARKET INVESTMENTS (3.18%)          PAR        (000'S)
--------------------------------------------------------------
GOVERNMENT (0.29%)
++Federal Home Loan Mortgage Company,
 5.610%, 2/13/98                       $  700,000  $      695
                                                   -----------
PERSONAL CREDIT INSTITUTIONS (1.30%)
Associates Corporation of N A, 6.74%,
 1/02/98                                3,100,000       3,099
                                                   -----------
TOBACCO (0.74%)
Phillip Morris Companies, 9.00%,
 5/15/98                                1,750,000       1,767
                                                   -----------
    TOTAL MONEY MARKET INSTRUMENTS                      5,561
                                                   -----------
COMMERCIAL MORTGAGES (0.85%)
BTC Mortgage Investors Trust, Class
 A, 6.255%, 9/1/98                      2,000,000       2,001
                                                   -----------
    TOTAL SHORT TERM
      INVESTMENTS                                       7,562
                                                   -----------
    TOTAL SELECT BOND PORTFOLIO
      (COST $234,165)^                             $  238,210
                                                   -----------
IO-Interest Only Security
+Floating rate security.
++Partially held by the custodian in segregated account as
  collateral for open futures postions. Information regarding open futures contracts as of December 31, 1997 is summarized below:

                                                              UNREALIZED
                                  NUMBER OF    EXPIRATION   (DEPRECIATION)
ISSUER                            CONTRACTS       DATE         (000'S)
--------------------------------  ----------  ------------  --------------
U.S. Treasury Bond Future            325       March 1998       (431)

^At December 31, 1997, the aggregate cost of securities for federal income tax purposes was $234,165 and the net unrealized appreciation of investments based on that cost was $4,046 which is comprised of $5,873 aggregate gross unrealized appreciation and $1,827 aggregate gross unrealized depreciation.

    The Accompanying Notes are an Integral Part of the Financial Statements

                                      ---

MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

Objective:                       Portfolio Strategy:                              Invested Assets:
Maximum current income           Achieve stability of capital by investing in     $193,629,712
consistent with liquidity and    short- term debt securities.
stability of capital

MONEY MARKET PORTFOLIO
The Money Market Portfolio, which invests only in high quality commercial paper and other short-term debt securities with maturities generally not exceeding one year, is the least risky of the Portfolios.

During 1997, money market rates were quite stable, with the only notable change a modest increase in March after the Federal Reserve increased the Federal funds rate from 5.25 percent to 5.5 percent. Following this rate increase, maturities were lengthened somewhat to lock in the higher rates. In the fall, the Fund's maturities were lengthened once again when market conditions suggested the possibility of further tightening by the Fed. By year end, the Fed had taken no further action, and a reduction in rates seemed at least as likely as an increase. Accordingly, the Fund's average maturity was relatively short because securities with longer maturities carried minimal premiums.

The net investment rates of return shown on page 2 reflect mortality and expense risk charges deducted from the assets of the separate account. The cost of insurance protection, which is not reflected in the returns shown on this chart, would make the return significantly lower. Investors are urged to obtain a personalized illustration of historical performance which reflects the cost of insurance protection.

 AN INVESTMENT IN THE MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

                                       --

Money Market Portfolio
NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
DECEMBER 31, 1997

                                                     MARKET
                                                      VALUE
MONEY MARKET INVESTMENTS (77.05%)         PAR        (000'S)
--------------------------------------------------------------
AUTOMOBILE REPAIR, SERVICES & PARKING (4.65%)
PHH Corporation, 6.00%, 10/27/1998     $9,000,000  $    8,997
                                                   -----------
CHEMICALS & ALLIED PRODUCTS (4.80%)
American Home Product Co, 5.55%,
 01/23/1998                             9,300,000       9,268
                                                   -----------
COMMUNICATIONS (10.53%)
Ameritech Corporation, 5.85%,
 01/28/1998                            10,000,000       9,956
Southern California Edison Co.,
 6.250%, 01/13/1998                     3,800,000       3,792
U.S. West Communications, 6.07%,
 01/08/1998                             6,655,000       6,647
                                                   -----------
    TOTAL                                              20,395
                                                   -----------
GOVERNMENT (2.54%)
Federal National Mortgage Assoc.,
 5.750%, 01/26/1998                     2,700,000       2,689
Federal National Mortgage Assoc.,
 5.730%, 01/30/1998                     2,248,000       2,238
                                                   -----------
    TOTAL                                               4,927
                                                   -----------
FINANCE (9.76%)
Chrysler Financial Corp., 5.85%,
 01/28/1998                             9,600,000       9,558
CIT Group, 5.56%, 02/11/1998            9,400,000       9,341
                                                   -----------
    TOTAL                                              18,899
                                                   -----------
PERSONAL CREDIT INSTITUTIONS (19.93%)
Beneficial Corp, 5.74%, 02/25/1998     10,000,000       9,912
Ford Motor Credit Company, 5.74%,
 01/28/1998                             9,600,000       9,559
General Electric Capital Corp.,
 5.60%, 2/25/1998                       9,600,000       9,518
General Motors Acceptance Corp.,
 5.85%, 01/16/1998                      5,000,000       4,988
GMAC, 7.125%, 05/11/1998                4,600,000       4,611
                                                   -----------
    TOTAL                                              38,588
                                                   -----------
PETROLEUM AND COAL PRODUCTS (1.64%)
E. I. Dupont De Nemours, 6.250%,
 01/14/1998                             3,189,000       3,182
                                                   -----------
SHORT TERM BUSINESS CREDIT (14.76%)
IBM Credit Corporation, 5.77%,
 01/14/1998                             6,100,000       6,087
IBM Credit Corporation, 5.779%,
 01/14/1998                             3,400,000       3,393

                                                     MARKET
                                                      VALUE
MONEY MARKET INVESTMENTS (77.05%)         PAR        (000'S)
--------------------------------------------------------------
SHORT TERM BUSINESS CREDIT (CONTINUED)

Sears Roebuck Acceptance Corp.,
 5.79%, 02/06/1998                     $9,700,000  $    9,644
Transamerica Financial Corp., 5.70%,
 01/28/1998                             9,500,000       9,459
                                                   -----------
    TOTAL                                              28,583
                                                   -----------
TOBACCO PRODUCTS (4.84%)
Phillip Morris Companies Inc, 6.375%,
 01/15/1998                             6,850,000       6,850
Phillip Morris Companies Inc, 9.00%,
 05/15/1998                             2,500,000       2,528
                                                   -----------
    TOTAL                                               9,378
                                                   -----------
UTILITY-ELECTRIC (3.60%)
National Rural Utility Co., 5.55%,
 01/22/1998                             7,000,000       6,977
                                                   -----------
    TOTAL MONEY MARKET
      INVESTMENTS                                  $  149,194
                                                   -----------

                                                     MARKET
                                                      VALUE
ASSET-BACKED SECURITIES (22.95%)          PAR        (000'S)
--------------------------------------------------------------
AUTO RELATED (2.35%)
Carco Auto Loan Master Trust, 5.625%,
 11/15/1998 (Variable rate; putable;
 coupon indexed to one month
 Commercial Paper rate plus 7.5 basis
 points; reset monthly)                $4,550,000  $    4,550
                                                   -----------
FINANCE LESSORS (20.60%)
Asset Securitization, 5.74%,
 02/11/1998                             9,600,000       9,537
Receivable Capital Trust, 5.75%,
 01/05/1998                             9,500,000       9,494
Receivable Capital Trust, 5.76%,
 01/23/1998                             1,885,000       1,879
Ciesco LP, 5.75%, 02/11/1998            9,500,000       9,438
Preferred Receivable Funding, 5.82%,
 02/10/1998                             9,600,000       9,538
                                                   -----------
    TOTAL                                              39,886
                                                   -----------
    TOTAL ASSET-BACKED SECURITIES                      44,436
                                                   -----------
    TOTAL MONEY MARKET PORTFOLIO
      (COST $193,630)^                             $  193,630
                                                   -----------

^Also represents cost for federal income tax purposes.

    The Accompanying Notes are an Integral Part of the Financial Statements

                                      ---

Accountants' Letter

                 [LOGO]

                                                                          [LOGO]

Report of Independent Accountants

To The Shareholders and Board of Directors of
Northwestern Mutual Series Fund, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Aggressive Growth Stock Portfolio, International Equity Portfolio, Growth Stock Portfolio, Growth and Income Stock Portfolio, Index 500 Stock Portfolio, Balanced Portfolio, High Yield Bond Portfolio, Select Bond Portfolio and Money Market Portfolio (constituting Northwestern Mutual Series Fund, Inc., hereafter referred to as the "Fund") at December 31, 1997, the results of each of their operations for the year then ended, the changes in each of their net assets for the two years in the period ended December 31, 1997, and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentations. We believe that our audits, which included confirmations of the securities at December 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

                    [SIGNATURE]

Milwaukee, Wisconsin
January 27, 1998

                                      ---

Aggressive Growth Stock Portfolio
NORTHWESTERN MUTUAL SERIES FUND, INC.
Aggressive Growth Stock Portfolio
Financial Statements
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997

ASSETS
  Common Stocks (cost $651,278).........  $973,021
  Money Market Investments (cost
   $93,922).............................    93,922
                                          ---------
                                          1,066,943
  Cash..................................        94
  Due from Sale of Securities...........     2,631
  Dividends and Interest Receivable.....        89
  Due from Sale of Fund Shares..........         7
                                          ---------
    Total Assets........................  1,069,764
                                          ---------
LIABILITIES
  Due on Redemption of Fund Shares......     2,147
  Due to Investment Advisor.............       484
  Accrued Expenses......................        60
  Futures Variation Margin..............         5
                                          ---------
    Total Liabilities...................     2,696
                                          ---------
NET ASSETS..............................  $1,067,068
                                          ---------
                                          ---------
REPRESENTED BY:
  Aggregate Paid in Capital (700,000
   shares authorized, $.01 par value;
   319,739 shares outstanding)..........  $705,539
  Undistributed Net Investment Income...       390
  Undistributed Accumulated Net Realized
   Gain on Investments..................    39,778
  Net Unrealized Appreciation
   (Depreciation) of:
   Investment Securities................   321,743
   Index Futures Contracts..............      (382)
                                          ---------
  Net Assets for 319,739 Shares
   Outstanding..........................  $1,067,068
                                          ---------
                                          ---------
  Net Asset Value, Offering and
   Redemption Price per Share...........  $   3.34
                                          ---------
                                          ---------

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997

INVESTMENT INCOME
  Income
    Interest                              $  4,707
    Dividends (less foreign dividend tax
     of $9).............................       897
                                          ---------
      Total Income......................     5,604
                                          ---------
  Expenses
    Management Fees.....................     4,963
    Custodian Fees......................        30
    Other Expenses......................        41
                                          ---------
      Total Expenses....................     5,034
                                          ---------
        Less Custodian Fees:
           Paid by Affiliate............       (26)
           Paid Indirectly..............        (4)
                                          ---------
      Total Net Expenses................     5,004
                                          ---------
  Net Investment Income.................       600
                                          ---------
REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS
  Net Realized Gain on Investments:
    Investment Securities...............    42,777
    Index Futures Contracts.............     2,191
                                          ---------
      Net Realized Gain on Investments
       for the Period...................    44,968
                                          ---------
  Net Change in Unrealized Appreciation
   (Depreciation) of:
    Investment Securities...............    83,083
    Index Futures Contracts.............      (382)
                                          ---------
      Net Change in Unrealized
       Appreciation of Investments for
       the Period                           82,701
                                          ---------
  Net Gain on Investments...............   127,669
                                          ---------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS..............  $128,269
                                          ---------
                                          ---------

    The Accompanying Notes are an Integral Part of the Financial Statements

                                      ---

NORTHWESTERN MUTUAL SERIES FUND, INC.
Aggressive Growth Stock Portfolio
Statement of Changes in Net Assets
(IN THOUSANDS)

                                               FOR THE YEAR
                                            ENDED DECEMBER 31,
                                          ----------------------
                                             1997        1996
                                          ----------   ---------
INCREASE IN NET ASSETS
  Operations
    Net Investment Income (Loss)........  $     600    $   (210)
    Net Realized Gain on Investments....     44,968      52,175
    Net Change in Unrealized
     Appreciation of Investments for the
     Period.............................     82,701      56,387
                                          ----------   ---------
      Net Increase in Net Assets
      Resulting from Operations.........    128,269     108,352
                                          ----------   ---------
  Distributions to Shareholders from:
    Net Investment Income...............          0        (572)
    Net Realized Gain on Investments....    (57,365)    (24,986)
                                          ----------   ---------
      Net Decrease in Net Assets
      Resulting from Distributions to
      Shareholders......................    (57,365)    (25,558)
                                          ----------   ---------
  Fund Share Transactions
    Proceeds from Sale of 35,663 and
     64,691 Shares......................    110,666     198,427
    Proceeds from Shares Issued on
     Reinvestment of Distributions Paid
     (20,913 and 8,276 shares,
     respectively)......................     57,365      25,558
    Payments for 14,059 and 3,953 Shares
     Redeemed...........................    (43,793)    (11,867)
                                          ----------   ---------
      Net Increase in Net Assets
      Resulting from Fund Share
      Transactions
       (42,517 and 69,014 shares,
      respectively).....................    124,238     212,118
                                          ----------   ---------
  Total Increase in Net Assets..........    195,142     294,912
NET ASSETS
  Beginning of Period...................    871,926     577,014
                                          ----------   ---------
  End of Period (includes undistributed
   net investment
   income/(loss) of $390 and $(210),
   respectively)........................  $1,067,068   $871,926
                                          ----------   ---------
                                          ----------   ---------

    The Accompanying Notes are an Integral Part of the Financial Statements

                                      ---

NORTHWESTERN MUTUAL SERIES FUND, INC.
Aggressive Growth Stock Portfolio
Financial Highlights
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                                   FOR THE
                                                                                PERIOD MAY 3,
                                                                                    1994*
                                                     FOR THE YEAR                  THROUGH
                                                  ENDED DECEMBER 31,            DECEMBER 31,
                                          ----------------------------------   ---------------
                                             1997        1996        1995           1994
                                          ----------   ---------   ---------   ---------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of
   Period...............................  $    3.15    $   2.77    $   2.00       $   1.91
  Income from Investment Operations:
    Net Investment Income...............         --          --          --             --
    Net Realized and Unrealized Gain on
     Investments........................       0.39        0.49        0.78           0.09
                                          ----------   ---------   ---------   ---------------
      Total from Investment
       Operations.......................       0.39        0.49        0.78           0.09
                                          ----------   ---------   ---------   ---------------
  Less Distributions:
    Distributions from Net Investment
     Income.............................         --          --          --             --
    Distributions from Realized Gains on
     Investments........................      (0.20)      (0.11)      (0.01)            --
                                          ----------   ---------   ---------   ---------------
      Total Distributions...............      (0.20)      (0.11)      (0.01)            --
                                          ----------   ---------   ---------   ---------------
Net Asset Value, End of Period..........  $    3.34    $   3.15    $   2.77       $   2.00
                                          ----------   ---------   ---------   ---------------
                                          ----------   ---------   ---------   ---------------
Total Return+...........................      13.86%      17.70%      39.29%          4.47%++
                                          ----------   ---------   ---------   ---------------
                                          ----------   ---------   ---------   ---------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (in
 thousands).............................  $1,067,068   $871,926    $577,014       $327,096
                                          ----------   ---------   ---------   ---------------
                                          ----------   ---------   ---------   ---------------
Ratio of Expenses to Average Net
 Assets.................................       0.53%       0.54%       0.56%          0.58%**
                                          ----------   ---------   ---------   ---------------
                                          ----------   ---------   ---------   ---------------
Ratio of Net Investment Income/(Loss) to
 Average Net Assets.....................       0.06%      (0.03%)      0.13%          0.29%**
                                          ----------   ---------   ---------   ---------------
                                          ----------   ---------   ---------   ---------------
Portfolio Turnover Rate.................      57.27%      47.25%      37.84%         21.54%
                                          ----------   ---------   ---------   ---------------
                                          ----------   ---------   ---------   ---------------
Average Commission Rate #...............  $  0.0499    $ 0.0513
                                          ----------   ---------
                                          ----------   ---------

 * Commencement of Operations.
** Computed on an annualized basis.
 + Total Return includes deductions for management and other fund expenses;
   excludes deductions for sales loads and account fees.
++ Reflects total return for the period; not annualized.
 # Disclosure required for fiscal years beginning after September 1, 1995.

    The Accompanying Notes are an Integral Part of the Financial Statements

                                      ---

International Equity Portfolio
NORTHWESTERN MUTUAL SERIES FUND, INC.
International Equity Portfolio
Financial Statements
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997

ASSETS
  Common Stocks (cost $519,145).........  $631,175
  Money Market Investments (cost
   $22,294).............................    24,439
  Bonds (cost $2,302)...................     2,104
                                          ---------
                                           657,718
  Cash..................................     1,814
  Dividends and Interest Receivable.....     2,684
  Due from Sale of Securities...........        47
                                          ---------
    Total Assets........................   662,263
                                          ---------
LIABILITIES
  Due on Sale of Fund Shares............     1,048
  Due on Purchase of Securities.........       802
  Due to Investment Advisor.............       372
  Accrued Expenses......................       191
                                          ---------
    Total Liabilities...................     2,413
                                          ---------
NET ASSETS..............................  $659,850
                                          ---------
                                          ---------
REPRESENTED BY:
  Aggregate Paid in Capital (700,000
   shares authorized, $.01 par value;
   390,790 shares outstanding)..........  $507,045
  Undistributed Net Investment Income...    16,682
  Undistributed Accumulated Net Realized
   Gain on Investments..................    22,191
  Net Unrealized Appreciation
   (Depreciation) of:
    Investment Securities...............   113,977
    Foreign Currency Transactions.......       (45)
                                          ---------
  Net Assets for 390,790 Shares
   Outstanding..........................  $659,850
                                          ---------
                                          ---------
  Net Asset Value, Offering and
   Redemption Price per Share...........  $   1.69
                                          ---------
                                          ---------

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997

INVESTMENT INCOME
  Income
    Dividends (less foreign dividend tax
     of $707)...........................  $ 18,717
    Interest............................     2,883
                                          ---------
      Total Income......................    21,600
                                          ---------
  Expenses
    Management Fees.....................     4,108
    Custodian Fees......................       494
    Other Expenses......................       153
                                          ---------
      Total Expenses....................     4,755
                                          ---------
  Net Investment Income.................    16,845
                                          ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCIES
  Net Realized Gain (Loss) on:
    Investment Securities...............    23,527
    Foreign Currency Transactions.......      (891)
                                          ---------
      Net Realized Gain For the
       Period...........................    22,636
  Net Change in Unrealized Appreciation
   (Depreciation) of:
    Investment Securities...............    25,407
    Foreign Currency Transactions.......       (48)
                                          ---------
      Net Change in Unrealized
       Appreciation for the Period......    25,359
                                          ---------
  Net Gain on Investments...............    47,995
                                          ---------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS........................  $ 64,840
                                          ---------
                                          ---------

    The Accompanying Notes are an Integral Part of the Financial Statements

                                      ---

NORTHWESTERN MUTUAL SERIES FUND, INC.
International Equity Portfolio
Statement of Changes in Net Assets
(IN THOUSANDS)

                                                 FOR THE
                                               YEAR ENDED
                                              DECEMBER 31,
                                          ---------------------
                                            1997        1996
                                          ---------   ---------
INCREASE IN NET ASSETS
  Operations
    Net Investment Income...............  $ 16,845    $ 12,614
    Net Realized Gain on Investments....    22,636       7,391
    Net Unrealized Appreciation of
     Investments for the Period.........    25,359      61,490
                                          ---------   ---------
      Net Increase in Net Assets
      Resulting from Operations.........    64,840      81,495
                                          ---------   ---------
  Distributions to Shareholders from:
    Net Investment Income...............   (12,704)     (8,311)
    Net Realized Gain on Investments....    (7,542)    (11,653)
                                          ---------   ---------
      Net Decrease in Net Assets
      Resulting from Distributions to
      Shareholders......................   (20,246)    (19,964)
                                          ---------   ---------
  Fund Share Transactions
    Proceeds from Sale of 66,307 and
     64,977 Shares......................   110,618      92,514
    Proceeds from Shares Issued on
     Reinvestment of Dividends Paid
     (12,598 and 14,362 shares,
     respectively)......................    20,246      19,964
    Payments for 12,361 and 7,589 Shares
     Redeemed...........................   (20,797)    (10,947)
                                          ---------   ---------
      Net Increase in Net Assets
      Resulting from Fund Share
      Transactions (66,544 and 71,750
      shares, respectively).............   110,067     101,531
                                          ---------   ---------
  Total Increase in Net Assets..........   154,661     163,062
NET ASSETS
  Beginning of Period...................   505,189     342,127
                                          ---------   ---------
  End of Period (includes undistributed
   net investment income of $16,682 and
   $12,699 respectively)................  $659,850    $505,189
                                          ---------   ---------
                                          ---------   ---------

    The Accompanying Notes are an Integral Part of the Financial Statements

                                      ---

NORTHWESTERN MUTUAL SERIES FUND, INC.
International Equity Portfolio
Financial Highlights
(FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)

                                                                              FOR THE PERIOD
                                                    FOR THE YEAR               MAY 3, 1994*
                                                 ENDED DECEMBER 31,               THROUGH
                                          ---------------------------------    DECEMBER 31,
                                            1997        1996        1995           1994
                                          ---------   ---------   ---------   ---------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of
   Period...............................  $   1.56    $   1.35    $   1.19       $   1.22
    Income from Investment Operations:
      Net Investment Income.............      0.04        0.04        0.04           0.02
      Net Realized and Unrealized Gains
       on Investments...................      0.15        0.24        0.13          (0.02)
                                          ---------   ---------   ---------   ---------------
        Total from Investment
         Operations.....................      0.19        0.28        0.17           0.00
                                          ---------   ---------   ---------   ---------------
    Less Distributions:
      Distributions from Net Investment
       Income...........................     (0.04)      (0.03)         --          (0.02)
      Distributions from Realized Gains
       on Investments...................     (0.02)      (0.04)      (0.01)         (0.01)
                                          ---------   ---------   ---------   ---------------
        Total Distributions.............     (0.06)      (0.07)      (0.01)         (0.03)
                                          ---------   ---------   ---------   ---------------
Net Asset Value, End of Period..........  $   1.69    $   1.56    $   1.35       $   1.19
                                          ---------   ---------   ---------   ---------------
                                          ---------   ---------   ---------   ---------------
Total Return+...........................     12.28%      21.01%      14.57%          0.11%++
                                          ---------   ---------   ---------   ---------------
                                          ---------   ---------   ---------   ---------------

RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (in
 thousands).............................  $659,850    $505,189    $342,127       $292,533
                                          ---------   ---------   ---------   ---------------
                                          ---------   ---------   ---------   ---------------
Ratio of Expenses to Average Net
 Assets.................................      0.77%       0.81%       0.85%          0.87%**
                                          ---------   ---------   ---------   ---------------
                                          ---------   ---------   ---------   ---------------
Ratio of Net Investment Income to
 Average Net Assets.....................      2.75%       3.02%       2.68%          2.28%**
                                          ---------   ---------   ---------   ---------------
                                          ---------   ---------   ---------   ---------------
Portfolio Turnover Rate.................     16.74%      17.07%      26.71%         10.97%
                                          ---------   ---------   ---------   ---------------
                                          ---------   ---------   ---------   ---------------
Average Commission Rate #...............  $ 0.0009    $ 0.0151
                                          ---------   ---------
                                          ---------   ---------

 * Commencement of Operations
** Computed on an annualized basis.
 + Total Return includes deductions for management and other fund expenses;
   excludes deductions for sales loads and account fees.
++ Reflects total return for the period; not annualized.
 # Disclosure required for fiscal years beginning after September 1, 1995.

    The Accompanying Notes are an Integral Part of the Financial Statements

                                      ---

Growth Stock Portfolio
NORTHWESTERN MUTUAL SERIES FUND, INC.
Growth Stock Portfolio
Financial Statements
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997

ASSETS
  Common Stocks (cost $160,419).........  $232,915
  Money Market Investments (cost
   $9,771)..............................     9,771
                                          ---------
                                           242,686
  Cash..................................        51
  Due from Sale of Securities...........       447
  Dividends and Interest Receivable.....       244
  Due from Sale of Fund Shares..........       239
                                          ---------
    Total Assets........................   243,667
                                          ---------
LIABILITIES
  Due on Purchase of Securities.........       446
  Due to Investment Advisor.............       102
  Accrued Expenses......................        33
  Due on Redemption of Fund Shares......        15
                                          ---------
    Total Liabilities...................       596
                                          ---------
NET ASSETS..............................  $243,071
                                          ---------
                                          ---------
REPRESENTED BY:
  Aggregate Paid in Capital (400,000
   shares authorized, $.01 par value;
   134,273 shares outstanding)..........  $166,515
  Undistributed Accumulated Net Realized
   Gain on Investments..................     4,060
  Net Unrealized Appreciation of:
    Investment Securities...............    72,496
                                          ---------
  Net Assets for 134,273 Shares
   Outstanding..........................  $243,071
                                          ---------
                                          ---------
  Net Asset Value, Offering and
   Redemption Price per Share...........  $   1.81
                                          ---------
                                          ---------

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997

INVESTMENT INCOME
  Income
    Dividends (less foreign dividend tax
     of $30)............................  $ 2,558
    Interest............................    1,160
                                          --------
      Total Income......................    3,718
                                          --------
  Expenses
    Management Fees.....................    1,022
    Other Expenses......................       27
    Custodian Fees......................       17
                                          --------
      Total Expenses....................    1,066
                                          --------
        Less Custodian Fees:
           Paid by Affiliate............      (12)
           Paid Indirectly..............       (5)
                                          --------
      Total Net Expenses................    1,049
                                          --------
  Net Investment Income.................    2,669
                                          --------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
  Net Realized Gain on Investments:
    Investment Securities...............    9,290
    Index Futures Contracts.............    2,652
                                          --------
      Net Realized Gain on Investments
       for the Period...................   11,942
                                          --------
  Net Change in Unrealized Appreciation
   (Depreciation) of:
    Investments Securities..............   42,658
    Index Futures Contracts.............     (157)
                                          --------
      Net Change in Unrealized
       Appreciation of Investments for
       the Period.......................   42,501
                                          --------
  Net Gain on Investments...............   54,443
                                          --------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS..............  $57,112
                                          --------
                                          --------

    The Accompanying Notes are an Integral Part of the Financial Statements

                                      ---

NORTHWESTERN MUTUAL SERIES FUND, INC.
Growth Stock Portfolio
Statement of Changes in Net Assets
(IN THOUSANDS)

                                              FOR THE YEAR
                                           ENDED DECEMBER 31,
                                          ---------------------
                                            1997        1996
                                          ---------   ---------
INCREASE IN NET ASSETS
  Operations
    Net Investment Income...............  $  2,669    $  1,767
    Net Realized Gain on Investments....    11,942       5,039
    Net Change in Unrealized
     Appreciation of Investments for the
     Period.............................    42,501      17,013
                                          ---------   ---------
      Net Increase in Net Assets
      Resulting from Operations.........    57,112      23,819
                                          ---------   ---------
  Distributions to Shareholders from:
    Net Investment Income...............    (2,685)     (1,749)
    Net Realized Gain on Investments....    (8,527)     (5,031)
                                          ---------   ---------
      Net Decrease in Net Assets
      Resulting from Distributions to
      Shareholders......................   (11,212)     (6,780)
                                          ---------   ---------
  Fund Share Transactions
    Proceeds from Sale of 42,594 and
     45,246 Shares......................    70,967      62,709
    Proceeds from Shares Issued on
     Reinvestment of Distributions Paid
     (6,422 and 4,630 shares,
     respectively)......................    11,212       6,780
    Payments for 31,206 and 1,147 Shares
     Redeemed...........................   (55,490)     (1,603)
                                          ---------   ---------
      Net Increase in Net Assets
      Resulting from Fund Share
      Transactions (17,810 and 48,729
      shares, respectively).............    26,689      67,886
                                          ---------   ---------
  Total Increase in Net Assets..........    72,589      84,925
NET ASSETS
  Beginning of Period...................   170,482      85,557
                                          ---------   ---------
  End of Period (includes undistributed
   net investment income of $0 and $32,
   respectively)........................  $243,071    $170,482
                                          ---------   ---------
                                          ---------   ---------

    The Accompanying Notes are an Integral Part of the Financial Statements

                                      ---

NORTHWESTERN MUTUAL SERIES FUND, INC.
Growth Stock Portfolio
Financial Highlights
(FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)

                                                                              FOR THE
                                                                               PERIOD
                                                                               MAY 3,
                                                    FOR THE YEAR               1994*
                                                 ENDED DECEMBER 31,           THROUGH
                                          ---------------------------------   DECEMBER
                                            1997        1996        1995      31, 1994
                                          ---------   ---------   ---------   --------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of
   Period...............................  $   1.46    $   1.26    $   1.00    $  1.00
    Income from Investment Operations:
      Net Investment Income.............      0.02        0.02        0.02       0.01
      Net Realized and Unrealized Gain
       on Investments...................      0.42        0.25        0.28         --
                                          ---------   ---------   ---------   --------
        Total from Investment
         Operations.....................      0.44        0.27        0.30       0.01
                                          ---------   ---------   ---------   --------
    Less Distributions:
      Distributions from Net Investment
       Income...........................     (0.02)      (0.02)      (0.02)     (0.01)
      Distributions from Realized Gains
       on Investments...................     (0.07)      (0.05)      (0.02)        --
                                          ---------   ---------   ---------   --------
        Total Distributions.............     (0.09)      (0.07)      (0.04)     (0.01)
                                          ---------   ---------   ---------   --------
Net Asset Value, End of Period..........  $   1.81    $   1.46    $   1.26    $  1.00
                                          ---------   ---------   ---------   --------
                                          ---------   ---------   ---------   --------
Total Return+...........................     29.85%      20.91%      30.82%      1.55%++
                                          ---------   ---------   ---------   --------
                                          ---------   ---------   ---------   --------

RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (in
 thousands).............................  $243,071    $170,482    $ 85,557    $41,868
                                          ---------   ---------   ---------   --------
                                          ---------   ---------   ---------   --------
Ratio of Expenses to Average Net
 Assets.................................      0.49%       0.57%       0.61%      0.71%**
                                          ---------   ---------   ---------   --------
                                          ---------   ---------   ---------   --------
Ratio of Net Investment Income to
 Average Net Assets.....................      1.24%       1.41%       1.77%      2.30%**
                                          ---------   ---------   ---------   --------
                                          ---------   ---------   ---------   --------
Portfolio Turnover Rate.................     33.20%      37.61%      46.83%     16.51%
                                          ---------   ---------   ---------   --------
                                          ---------   ---------   ---------   --------
Average Commission Rate #...............  $ 0.0559    $ 0.0629
                                          ---------   ---------
                                          ---------   ---------

 * Commencement of Operations.
** Computed on an annualized basis.
 + Total Return includes deductions for management and other fund expenses;
   excludes deductions for sales loads and account fees.
++ Reflects total return for the period; not annualized.
 # Disclosure required for fiscal years beginning after September 1, 1995.

    The Accompanying Notes are an Integral Part of the Financial Statements

                                      ---

Growth and Income Stock Portfolio
NORTHWESTERN MUTUAL SERIES FUND, INC.
Growth and Income Stock Portfolio
Financial Statements
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997

ASSETS
  Common Stocks (cost $337,350).........  $364,525
  Money Market Investments (cost
   $5,489)..............................     5,489
                                          ---------
                                           370,014
  Cash..................................        82
  Due from Sale of Securities...........     4,763
  Dividends and Interest Receivable.....       563
  Due from Sale of Fund Shares..........       174
                                          ---------
    Total Assets........................   375,596
                                          ---------
LIABILITIES
  Due on Purchase of Securities.........     3,215
  Due on Redemption of Fund Shares......       226
  Due to Investment Advisor.............       186
  Accrued Expenses......................        34
                                          ---------
    Total Liabilities...................     3,661
                                          ---------
NET ASSETS..............................  $371,935
                                          ---------
                                          ---------

REPRESENTED BY:
  Aggregate Paid in Capital (400,000
   shares authorized, $.01 par value;
   279,536 shares outstanding)..........  $344,245
  Undistributed Accumulated Net Realized
   Gain on Investments..................       515
  Net Unrealized Appreciation of
   Investments..........................    27,175
                                          ---------
  Net Assets for 279,536 Shares
   Outstanding..........................  $371,935
                                          ---------
                                          ---------
  Net Asset Value, Offering and
   Redemption Price per Share...........  $   1.33
                                          ---------
                                          ---------

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997

INVESTMENT INCOME
  Income
    Dividends (less foreign dividend tax
     of $19)............................  $  4,542
    Interest............................       450
                                          ---------
      Total Income......................     4,992
                                          ---------
  Expenses
    Management Fees.....................     1,799
    Custodian Fees......................        31
    Other Expenses......................        19
                                          ---------
      Total Expenses....................     1,849
                                          ---------
        Less Custodian Fees:
           Paid by Affiliate............       (24)
           Paid Indirectly..............        (7)
                                          ---------
      Total Net Expenses................     1,818
                                          ---------
  Net Investment Income.................     3,174
                                          ---------
REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS
  Net Realized Gain on Investments......    72,633
  Net Change in Unrealized Appreciation
   of Investments for the Period........     2,850
                                          ---------
  Net Gain on Investments...............    75,483
                                          ---------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS........................  $ 78,657
                                          ---------
                                          ---------

    The Accompanying Notes are an Integral Part of the Financial Statements

                                      ---

NORTHWESTERN MUTUAL SERIES FUND, INC.
Growth and Income Stock Portfolio
Statement of Changes in Net Assets
(IN THOUSANDS)

                                              FOR THE YEAR
                                           ENDED DECEMBER 31,
                                          ---------------------
                                            1997        1996
                                          ---------   ---------
INCREASE IN NET ASSETS
  Operations
    Net Investment Income...............  $  3,174    $  2,654
    Net Realized Gain on Investments....    72,633      21,066
    Net Change in Unrealized
     Appreciation of Investments for the
     Period.............................     2,850      11,131
                                          ---------   ---------
      Net Increase in Net Assets
      Resulting from Operations.........    78,657      34,851
                                          ---------   ---------
  Distributions to Shareholders from:
    Net Investment Income...............    (3,200)     (2,646)
    Net Realized Gain on Investments....   (78,180)    (18,392)
                                          ---------   ---------
      Net Decrease in Net Assets
      Resulting from Distributions to
      Shareholders......................   (81,380)    (21,038)
                                          ---------   ---------
  Fund Share Transactions
    Proceeds from Sale of 75,470 and
     51,364 Shares......................   116,134      65,912
    Proceeds from Shares Issued on
     Reinvestment of Distributions Paid
     (61,873 and 15,944 shares,
     respectively)......................    81,380      21,038
    Payments for 35,535 and 2,670 Shares
     Redeemed...........................   (57,040)     (3,502)
                                          ---------   ---------
      Net Increase in Net Assets
      Resulting from Fund Share
      Transactions (101,808 and 64,638
      shares, respectively).............   140,474      83,448
                                          ---------   ---------
  Total Increase in Net Assets..........   137,751      97,261
NET ASSETS
  Beginning of Period...................   234,184     136,923
                                          ---------   ---------
  End of Period (includes undistributed
   net investment income of $0 and $25,
   respectively)........................  $371,935    $234,184
                                          ---------   ---------
                                          ---------   ---------

    The Accompanying Notes are an Integral Part of the Financial Statements

                                      ---

NORTHWESTERN MUTUAL SERIES FUND, INC.
Growth and Income Stock Portfolio
Financial Highlights
(FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)

                                                                                  FOR THE
                                                                               PERIOD MAY 3,
                                                    FOR THE YEAR                   1994*
                                                 ENDED DECEMBER 31,               THROUGH
                                          ---------------------------------   DECEMBER 31,
                                            1997        1996        1995           1994
                                          ---------   ---------   ---------   ---------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of
   Period...............................  $   1.32    $   1.21    $   0.98       $   1.00
  Income from Investment Operations:
    Net Investment Income...............      0.01        0.02        0.02           0.01
    Net Realized and Unrealized Gain
     (Loss) on Investments..............      0.37        0.23        0.29          (0.01)
                                          ---------   ---------   ---------   ---------------
      Total from Investment
       Operations.......................      0.38        0.25        0.31          (0.00)
                                          ---------   ---------   ---------   ---------------
  Less Distributions:
    Distributions from Net Investment
     Income.............................     (0.01)      (0.02)      (0.02)         (0.01)
    Distributions from Realized Gains on
     Investments........................     (0.36)      (0.12)      (0.06)         (0.01)
                                          ---------   ---------   ---------   ---------------
      Total Distributions...............     (0.37)      (0.14)      (0.08)         (0.02)
                                          ---------   ---------   ---------   ---------------
Net Asset Value, End of Period..........  $   1.33    $   1.32    $   1.21       $   0.98
                                          ---------   ---------   ---------   ---------------
                                          ---------   ---------   ---------   ---------------
Total Return+...........................     30.03%      19.97%      31.12%          0.34%++
                                          ---------   ---------   ---------   ---------------
                                          ---------   ---------   ---------   ---------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (in
 thousands).............................  $371,935    $234,184    $136,923       $ 64,700
                                          ---------   ---------   ---------   ---------------
                                          ---------   ---------   ---------   ---------------
Ratio of Expenses to Average Net
 Assets.................................      0.60%       0.62%       0.69%          0.78%**
                                          ---------   ---------   ---------   ---------------
                                          ---------   ---------   ---------   ---------------
Ratio of Net Investment Income to
 Average Net Assets.....................      1.04%       1.44%       1.68%          1.93%**
                                          ---------   ---------   ---------   ---------------
                                          ---------   ---------   ---------   ---------------
Portfolio Turnover Rate.................    144.52%      93.92%      80.00%         54.18%
                                          ---------   ---------   ---------   ---------------
                                          ---------   ---------   ---------   ---------------
Average Commission Rate #...............  $ 0.0453    $ 0.0515
                                          ---------   ---------
                                          ---------   ---------

 * Commencement of Operations.
** Computed on an annualized basis.
 + Total Return includes deductions for management and other fund expenses;
   excludes deductions for sales loads and account fees.
++ Reflects total return for the period; not annualized.
 # Disclosure required for fiscal years beginning after September 1, 1995.

    The Accompanying Notes are an Integral Part of the Financial Statements

                                      ---

Index 500 Stock Portfolio
NORTHWESTERN MUTUAL SERIES FUND, INC.
Index 500 Stock Portfolio
Financial Statements
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997

ASSETS
  Common Stocks (cost $659,244).............................  $1,098,986
  Money Market Investments (cost $53,795)...................      53,795
                                                              -----------
                                                               1,152,781
  Cash......................................................          50
  Dividends and Interest Receivable.........................       1,559
  Due from Sale of Fund Shares..............................         167
                                                              -----------
    Total Assets............................................   1,154,557
                                                              -----------
LIABILITIES
  Due on Redemption of Fund Shares..........................       1,416
  Due to Investment Advisor.................................         204
  Accrued Expenses..........................................          69
  Futures Variation Margin..................................          11
                                                              -----------
  Total Liabilities.........................................       1,700
                                                              -----------
NET ASSETS..................................................  $1,152,857
                                                              -----------
                                                              -----------
REPRESENTED BY:
  Aggregate Paid in Capital (600,000 shares authorized, $.01 par value; 436,104 shares outstanding)...................  $  667,337
  Undistributed Net Investment Income.......................      17,811
  Undistributed Accumulated Net Realized Gain on
   Investments..............................................      27,298
  Net Unrealized Appreciation of:
    Investment Securities...................................     439,742
    Index Futures Contracts.................................         669
                                                              -----------
  Net Assets for 436,104 Shares Outstanding.................  $1,152,857
                                                              -----------
                                                              -----------
  Net Asset Value, Offering and Redemption Price per
   Share....................................................  $     2.64
                                                              -----------
                                                              -----------

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997

INVESTMENT INCOME
  Income
    Dividends (less foreign dividend tax of $129)...........  $ 16,013
    Interest................................................     3,795
                                                              ---------
      Total Income..........................................    19,808
                                                              ---------
  Expenses
    Management Fees.........................................     1,927
    Custodian Fees..........................................        48
    Other Expenses..........................................        70
                                                              ---------
      Total Expenses........................................     2,045
                                                              ---------
        Less Custodian Fees:
           Paid by Affiliate................................       (44)
           Paid Indirectly..................................        (4)
                                                              ---------
      Total Net Expenses....................................     1,997
                                                              ---------
  Net Investment Income.....................................    17,811
                                                              ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net Realized Gain on Investments:
    Investment Securities...................................    11,844
    Index Futures Contracts.................................    15,796
                                                              ---------
      Net Realized Gain on Investments for the Period.......    27,640
                                                              ---------
  Net Change in Unrealized Appreciation
   (Depreciation) of:
    Investment Securities...................................   220,032
    Index Futures Contracts.................................       (60)
                                                              ---------
      Net Change in Unrealized Appreciation of Investments
       for the Period.......................................   219,972
                                                              ---------
    Net Gain on Investments.................................   247,612
                                                              ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $265,423
                                                              ---------
                                                              ---------

    The Accompanying Notes are an Integral Part of the Financial Statements

                                      ---

NORTHWESTERN MUTUAL SERIES FUND, INC.
Index 500 Stock Porttfolio
Statement of Changes in Net Assets
(IN THOUSANDS)

                                              FOR THE YEAR
                                           ENDED DECEMBER 31,
                                          ---------------------
                                            1997        1996
                                          ---------   ---------
INCREASE IN NET ASSETS
  Operations
    Net Investment Income...............  $ 17,811    $ 13,866
    Net Realized Gain on Investments....    27,640      17,014
    Net Change in Unrealized
     Appreciation of Investments for the
     Period.............................   219,972      96,274
                                          ---------   ---------
      Net Increase in Net Assets
      Resulting from Operations.........   265,423     127,154
                                          ---------   ---------
  Disributions to Shareholders from:
    Net Investment Income...............   (13,866)     (6,192)
    Net Realized Gain on Investments....   (16,994)     (9,632)
                                          ---------   ---------
      Net Decrease in Net Assets
      Resulting from Distributions to
      Shareholders......................   (30,860)    (15,824)
                                          ---------   ---------
  Fund Share Transactions
    Proceeds from Sale of 75,307 and
     72,277 Shares......................   178,554     134,034
    Proceeds from Shares Issued on
     Reinvestment of Distributions Paid
     (13,655 and 9,021 shares,
     respectively)......................    30,860      15,824
    Payments for 12,917 and 8,757 Shares
     Redeemed...........................   (31,186)    (16,255)
                                          ---------   ---------
      Net Increase in Net Assets
      Resulting from Fund Share
      Transactions (76,045 and 72,541
      shares, respectively).............   178,228     133,603
                                          ---------   ---------
  Total Increase in Net Assets..........   412,791     244,933
NET ASSETS
  Beginning of Period...................   740,066     495,133
                                          ---------   ---------
  End of Period (includes undistributed
   net investment income of $17,811 and
   $13,866 respectively)................  $1,152,857  $740,066
                                          ---------   ---------
                                          ---------   ---------

    The Accompanying Notes are an Integral Part of the Financial Statements

                                      ---

NORTHWESTERN MUTUAL SERIES FUND, INC.
Index 500 Stock Porttfolio
Financial Highlights
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                 FOR THE YEAR
                                                              ENDED DECEMBER 31,
                                          ----------------------------------------------------------
                                             1997         1996        1995        1994        1993
                                          -----------   ---------   ---------   ---------   --------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of
   Period...............................  $     2.06    $   1.72    $   1.27    $   1.29    $  1.33
    Income from Investment Operations:
      Net Investment Income.............        0.04        0.04        0.04        0.03       0.04
      Net Realized and Unrealized Gain
       (Loss) on Investments............        0.62        0.35        0.42       (0.01)      0.09
                                          -----------   ---------   ---------   ---------   --------
        Total from Investment
         Operations.....................        0.66        0.39        0.46        0.02       0.13
                                          -----------   ---------   ---------   ---------   --------
    Less Distributions:
      Distributions from Net Investment
       Income...........................       (0.04)      (0.02)      (0.01)      (0.03)     (0.03)
      Distributions from Realized Gains
       on Investments...................       (0.04)      (0.03)         --       (0.01)     (0.14)
                                          -----------   ---------   ---------   ---------   --------
        Total Distributions.............       (0.08)      (0.05)      (0.01)      (0.04)     (0.17)
                                          -----------   ---------   ---------   ---------   --------
Net Asset Value, End of Period..........  $     2.64    $   2.06    $   1.72    $   1.27    $  1.29
                                          -----------   ---------   ---------   ---------   --------
                                          -----------   ---------   ---------   ---------   --------
Total Return+...........................       33.20%      22.75%      37.25%       1.21%      9.90%
                                          -----------   ---------   ---------   ---------   --------
                                          -----------   ---------   ---------   ---------   --------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (in
 thousands).............................  $1,152,857    $740,066    $495,133    $316,123    $25,479
                                          -----------   ---------   ---------   ---------   --------
                                          -----------   ---------   ---------   ---------   --------
Ratio of Expenses to Average Net
 Assets.................................        0.21%       0.21%       0.21%       0.24%      0.30%
                                          -----------   ---------   ---------   ---------   --------
                                          -----------   ---------   ---------   ---------   --------
Ratio of Net Investment Income to
 Average Net Assets.....................        1.86%       2.27%       2.51%       3.10%      2.55%
                                          -----------   ---------   ---------   ---------   --------
                                          -----------   ---------   ---------   ---------   --------
Portfolio Turnover Rate.................        3.15%       3.45%       3.19%       5.59%     62.69%
                                          -----------   ---------   ---------   ---------   --------
                                          -----------   ---------   ---------   ---------   --------
Average Commission Rate #...............  $   0.0304    $ 0.0306
                                          -----------   ---------
                                          -----------   ---------

 + Total Return includes deductions for management and other fund expenses;
   excludes deductions for sales loads and account fees.
 # Disclosure required for fiscal years beginning after September 1, 1995.

    The Accompanying Notes are an Integral Part of the Financial Statements

                                      ---

Balanced Portfolio
NORTHWESTERN MUTUAL SERIES FUND, INC.
Balanced Portfolio
Financial Statements
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997

ASSETS
  Common Stock (cost $740,139)..............................  $1,527,031
  Bonds (cost $899,185).....................................     926,377
  Money Market Investments (cost $320,981)..................     321,211
                                                              -----------
                                                               2,774,619
  Cash......................................................       3,616
  Dividends and Interest Receivable.........................      15,005
  Due from Sale of Foreign Currency.........................      14,425
  Due from Sale of Securities...............................       6,000
                                                              -----------
    Total Assets............................................   2,813,665
                                                              -----------
LIABILITIES
  Due on Purchase of Foreign Currency.......................      14,842
  Due on Purchase of Securities.............................       6,648
  Due on Redemption of Fund Shares..........................       2,728
  Due to Investment Advisor.................................         750
  Due on Futures Variation Margin...........................         203
                                                              -----------
    Total Liabilities.......................................      25,171
                                                              -----------
NET ASSETS..................................................  $2,788,494
                                                              -----------
REPRESENTED BY:
  Aggregate Paid in Capital
   (2,000,000 shares authorized, $.01 par value; 1,400,746
   shares outstanding)......................................  $1,794,233
  Undistributed Net Investment Income.......................      94,962
  Undistributed Accumulated Net Realized Gain on
   Investments..............................................      85,588
  Net Unrealized Appreciation (Depreciation) of:
    Investment Securities...................................     814,314
    Index Futures Contracts.................................        (479)
    Foreign Currency Transactions...........................        (124)
                                                              -----------
    Net Assets for 1,400,746 Shares Outstanding.............  $2,788,494
                                                              -----------
                                                              -----------
  Net Asset Value, Offering and Redemption Price per
   Share....................................................  $     1.99
                                                              -----------
                                                              -----------

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997

INVESTMENT INCOME
  Income
    Interest................................................  $   77,592
    Dividends (less foreign dividend tax of $205)...........      25,121
                                                              -----------
      Total Income..........................................     102,713
                                                              -----------
  Expenses
    Management Fees.........................................       7,727
                                                              -----------
  Net Investment Income.....................................      94,986
                                                              -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net Realized Gain (Loss) on Investments:
    Investment Securities...................................      67,229
    Index Futures Contracts.................................      16,153
    Foreign Currency Transactions...........................         (26)
                                                              -----------
      Net Realized Gain on Investments for the Period.......      83,356
                                                              -----------
  Net Change In Unrealized Appreciation (Depreciation) of:
    Investment Securities...................................     318,955
    Index Futures Contracts.................................        (480)
    Foreign Currency Transactions...........................        (124)
                                                              -----------
      Net Change in Unrealized Appreciation of Investments
       for the Period.......................................     318,351
                                                              -----------
  Net Gain on Investments...................................     401,707
                                                              -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $  496,693
                                                              -----------
                                                              -----------

    The Accompanying Notes are an Integral Part of the Financial Statements

                                      ---

NORTHWESTERN MUTUAL SERIES FUND, INC.
Balanced Portfolio
Statement of Changes in Net Assets
(IN THOUSANDS)

                                                FOR THE YEAR
                                             ENDED DECEMBER 31,
                                          -------------------------
                                             1997          1996
                                          -----------   -----------
INCREASE IN NET ASSETS
  Operations
    Net Investment Income...............  $   94,986    $   86,649
    Net Realized Gain on Investments....      83,356        27,969
    Net Change in Unrealized
     Appreciation of Investments for the
     Period.............................     318,351       164,495
                                          -----------   -----------
      Net Increase in Net Assets
      Resulting from Operations.........     496,693       279,113
                                          -----------   -----------
  Distributions to Shareholders from:
    Net Investment Income...............     (86,698)      (83,501)
    Net Realized Gain on Investments....     (29,228)      (35,154)
                                          -----------   -----------
      Net Decrease in Net Assets
      Resulting from Distributions to
      Shareholders......................    (115,926)     (118,655)

  Fund Share Transactions
    Proceeds from Sale of 42,694 and
     51,923 Shares......................      79,608        84,008
    Proceeds from Shares Issued on
     Reinvestment of Distributions Paid
     (65,384 and 77,149 shares,
     respectively)......................     115,926       118,655
    Payments for 61,284 and 73,638
     Shares Redeemed....................    (114,041)     (120,176)
                                          -----------   -----------
      Net Increase in Net Assets
      Resulting from Fund Share
      Transactions
       (46,794 and 55,434 shares,
      respectively).....................      81,493        82,487
                                          -----------   -----------
  Total Increase in Net Assets..........     462,260       242,945
                                          -----------   -----------
NET ASSETS
    Beginning of Period.................   2,326,234     2,083,289
                                          -----------   -----------
    End of Period (includes
     undistributed net investment income
     of $94,962 and $86,699
     respectively)......................  $2,788,494    $2,326,234
                                          -----------   -----------
                                          -----------   -----------

    The Accompanying Notes are an Integral Part of the Financial Statements

                                      ---

NORTHWESTERN MUTUAL SERIES FUND, INC.
Balanced Portfolio
Financial Highlights
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                    FOR THE YEAR
                                                                 ENDED DECEMBER 31,
                                          ----------------------------------------------------------------
                                             1997          1996          1995          1994         1993
                                          -----------   -----------   -----------   -----------   --------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of
   Period...............................  $     1.72    $     1.60    $     1.31    $     1.33    $  1.39
    Income from Investment Operations:
      Net Investment Income.............        0.07          0.06          0.07          0.04       0.06
      Net Realized and Unrealized
       Gain(Loss) on Investments........        0.28          0.15          0.27         (0.05)      0.09
                                          -----------   -----------   -----------   -----------   --------
        Total from Investment
         Operations.....................        0.35          0.21          0.34         (0.01)      0.15
                                          -----------   -----------   -----------   -----------   --------
    Less Distributions:
      Distributions from Net Investment
       Income...........................       (0.06)        (0.06)        (0.04)        (0.00)     (0.07)
      Distributions from Realized Gains
       on Investments...................       (0.02)        (0.03)        (0.01)        (0.01)     (0.14)
                                          -----------   -----------   -----------   -----------   --------
        Total Distributions.............       (0.08)        (0.09)        (0.05)        (0.01)     (0.21)
                                          -----------   -----------   -----------   -----------   --------
Net Asset Value, End of Period..........  $     1.99    $     1.72    $     1.60    $     1.31    $  1.33
                                          -----------   -----------   -----------   -----------   --------
                                          -----------   -----------   -----------   -----------   --------
Total Return+...........................       21.52%        13.45%        26.39%         0.16%      9.91%
                                          -----------   -----------   -----------   -----------   --------
                                          -----------   -----------   -----------   -----------   --------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (in
 thousands).............................  $2,788,494    $2,326,234    $2,083,289    $1,727,127    $68,910
                                          -----------   -----------   -----------   -----------   --------
                                          -----------   -----------   -----------   -----------   --------
Ratio of Expenses to Average Net
 Assets.................................        0.30%         0.30%         0.30%         0.30%      0.30%
                                          -----------   -----------   -----------   -----------   --------
                                          -----------   -----------   -----------   -----------   --------
Ratio of Net Investment Income to
 Average Net Assets.....................        3.70%         3.95%         4.40%         4.78%      4.24%
                                          -----------   -----------   -----------   -----------   --------
                                          -----------   -----------   -----------   -----------   --------
Portfolio Turnover Rate.................       29.94%        67.66%        37.28%        42.35%     70.91%
                                          -----------   -----------   -----------   -----------   --------
                                          -----------   -----------   -----------   -----------   --------
Average Commission Rate #...............  $   0.0310    $   0.0320
                                          -----------   -----------
                                          -----------   -----------

 + Total Return includes deductions for management and other fund expenses;
   excludes deductions for sales loads and account fees.
 # Disclosure required for fiscal years beginning after September 1, 1995.

    The Accompanying Notes are an Integral Part of the Financial Statements

                                      ---

High Yield Bond Portfolio
NORTHWESTERN MUTUAL SERIES FUND, INC.
High Yield Bond Portfolio
Financial Statements
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997

ASSETS
  Bonds (cost $109,759).....................................  $109,825
  Preferred Stock (cost $27,457)............................    29,647
  Money Market Investments (cost $10,587)...................    10,587
  Common Stock (cost $1,449)................................       806
                                                              ---------
                                                               150,865
  Dividends and Interest Receivable.........................     2,647
  Due from Sale of Fund Shares..............................        74
                                                              ---------
    Total Assets............................................   153,586
                                                              ---------
LIABILITIES
  Due on Purchase of Securities.............................       440
  Due to Investment Advisor.................................        68
  Accrued Expenses..........................................        40
                                                              ---------
    Total Liabilities.......................................       548
                                                              ---------
NET ASSETS..................................................  $153,038
                                                              ---------
                                                              ---------
REPRESENTED BY:
  Aggregate Paid in Capital (400,000 shares authorized, $.01 par value; 143,917 shares outstanding)...................  $151,568
  Overdistributed Net Investment Income.....................      (143)
  Net Unrealized Appreciation of Investments................     1,613
                                                              ---------
  Net Assets for 143,917 Shares Outstanding.................  $153,038
                                                              ---------
                                                              ---------
  Net Asset Value, Offering and Redemption Price per
   Share....................................................  $   1.06
                                                              ---------
                                                              ---------

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997

INVESTMENT INCOME
  Income
    Interest................................................  $ 10,660
    Dividends...............................................     2,593
                                                              ---------
      Total Income..........................................    13,253
                                                              ---------
  Expenses
    Management Fees.........................................       658
    Other Expenses..........................................        34
    Custodian Fees..........................................        14
                                                              ---------
      Total Expenses........................................       706
                                                              ---------
        Less Custodian Fees:
           Paid Indirectly..................................       (14)
                                                              ---------
      Total Net Expenses....................................       692
                                                              ---------
  Net Investment Income.....................................    12,561
                                                              ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net Realized Gain on Investments..........................     7,437
  Net Change in Unrealized Depreciation of Investments for
   the Period...............................................    (1,416)
                                                              ---------
  Net Gain on Investments...................................     6,021
                                                              ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $ 18,582
                                                              ---------
                                                              ---------

    The Accompanying Notes are an Integral Part of the Financial Statements

                                      ---

NORTHWESTERN MUTUAL SERIES FUND, INC.
High Yield Bond Portfolio
Statement of Changes in Net Assets
(IN THOUSANDS)

                                             FOR THE YEAR
                                          ENDED DECEMBER 31,
                                          -------------------
                                            1997       1996
                                          --------   --------
INCREASE IN NET ASSETS
  Operations
    Net Investment Income...............  $12,561    $ 6,867
    Net Realized Gain on Investments....    7,437      3,638
    Net Change in Unrealized
     Appreciation (Depreciation) of
     Investments for the Period.........   (1,416)     2,795
                                          --------   --------
      Net Increase in Net Assets
      Resulting from Operations.........   18,582     13,300
                                          --------   --------
  Distributions to Shareholders from:
    Net Investment Income...............  (16,554)    (7,126)
    Net Realized Gain on Investments and
     Capital............................   (8,429)    (2,541)
                                          --------   --------
      Net Decrease in Net Assets
      Resulting from Distributions to
      Shareholders......................  (24,983)    (9,667)
                                          --------   --------
  Fund Share Transactions
    Proceeds from Sale of 48,820 and
     23,742 Shares......................   56,788     26,454
    Proceeds from Shares Issued on
     Reinvestment of Distributions Paid
     (23,165 and 8,840 shares,
     respectively)......................   24,983      9,667
    Payments for 13,489 and1,697 Shares
     Redeemed...........................  (16,210)    (1,850)
                                          --------   --------
      Net Increase in Net Assets
      Resulting from Fund Share
      Transactions (58,496 and 30,885
      shares, respectively).............   65,561     34,271
                                          --------   --------
  Total Increase in Net Assets..........   59,160     37,904
NET ASSETS
  Beginning of Period...................   93,878     55,974
                                          --------   --------
  End of Period (includes
   overdistributed net investment income
   of ($143) and ($297),
   respectively)........................  $153,038   $93,878
                                          --------   --------
                                          --------   --------

    The Accompanying Notes are an Integral Part of the Financial Statements

                                      ---

NORTHWESTERN MUTUAL SERIES FUND, INC.
High Yield Bond Portfolio
Financial Highlights
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                            FOR THE PERIOD
                                                   FOR THE YEAR              MAY 3, 1994*
                                                ENDED DECEMBER 31,              THROUGH
                                          -------------------------------    DECEMBER 31,
                                            1997        1996       1995          1994
                                          ---------   --------   --------   ---------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of
   Period...............................  $   1.10    $  1.03    $  0.97        $  1.00
    Income from Investment Operations:
      Net Investment Income.............      0.11       0.09       0.10           0.06
      Net Realized and Unrealized Gain
       (Loss) on Investments............      0.06       0.10       0.07          (0.03)
                                          ---------   --------   --------   ---------------
        Total from Investment
         Operations.....................      0.17       0.19       0.17           0.03
                                          ---------   --------   --------   ---------------
    Less Distributions:
      Distributions from Net Investment
       Income...........................     (0.14)     (0.09)     (0.10)         (0.06)
      Distributions from Realized Gains
       on Investments and Capital.......     (0.07)     (0.03)     (0.01)            --
                                          ---------   --------   --------   ---------------
        Total Distributions.............     (0.21)     (0.12)     (0.11)         (0.06)
                                          ---------   --------   --------   ---------------
Net Asset Value, End of Period..........  $   1.06    $  1.10    $  1.03        $  0.97
                                          ---------   --------   --------   ---------------
                                          ---------   --------   --------   ---------------
Total Return+...........................     15.85%     19.77%     16.78%          3.02%++
                                          ---------   --------   --------   ---------------
                                          ---------   --------   --------   ---------------

RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (in
 thousands).............................  $153,038    $93,878    $55,974        $35,537
                                          ---------   --------   --------   ---------------
                                          ---------   --------   --------   ---------------
Ratio of Expenses to Average Net
 Assets.................................      0.55%      0.60%      0.65%          0.73%**
                                          ---------   --------   --------   ---------------
                                          ---------   --------   --------   ---------------
Ratio of Net Investment Income to
 Average Net Assets.....................      9.95%      9.54%      9.90%          9.40%**
                                          ---------   --------   --------   ---------------
                                          ---------   --------   --------   ---------------
Portfolio Turnover Rate.................    129.49%    143.91%    116.57%        119.48%
                                          ---------   --------   --------   ---------------
                                          ---------   --------   --------   ---------------

 * Commencement of Operations.
** Computed on an annualized basis.
 + Total Return includes deductions for management and other fund expenses;
   excludes deductions for sales loads and account fees.
++ Reflects total return for the period; not annualized.

    The Accompanying Notes are an Integral Part of the Financial Statements

                                      ---

Select Bond Portfolio
NORTHWESTERN MUTUAL SERIES FUND, INC.
Select Bond Portfolio
Financial Statements
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997

ASSETS
  Bonds (cost $226,607).................  $230,648
  Money Market Investments (cost
   $7,558)..............................     7,562
                                          ---------
                                           238,210
  Cash..................................       786
  Due from Foreign Currency Contracts...    11,015
  Due from Sale of Fund Shares..........     5,276
  Interest Receivable...................     2,806
                                          ---------
    Total Assets........................   258,093
                                          ---------
LIABILITIES
  Due on Foreign Currency Contracts.....    11,262
  Due on Purchase of Securities.........     1,171
  Due on Redemption of Fund Shares......       566
  Futures Variation Margin..............       193
  Due to Investment Advisor.............        66
                                          ---------
    Total Liabilities...................    13,258
                                          ---------
NET ASSETS..............................  $244,835
                                          ---------
                                          ---------
REPRESENTED BY:
  Aggregate Paid in Capital
   (400,000 shares authorized, $.01 par
   value; 194,772 shares outstanding)...  $223,542
  Undistributed Net Investment Income...    15,722
  Undistributed Accumulated Net Realized
   Gain on Investments..................     2,050
  Net Unrealized
   Appreciation(Depreciation) of:
    Investments Securities..............     4,046
    Futures Contracts...................      (431)
    Foreign Currency Transactions.......       (94)
                                          ---------
  Net Assets for 194,772 Shares
   Outstanding..........................  $244,835
                                          ---------
                                          ---------
  Net Asset Value, Offering and
   Redemption Price per Share...........  $   1.26
                                          ---------
                                          ---------

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997

INVESTMENT INCOME
  Income
    Interest............................  $16,343
                                          --------
  Expenses
    Management Fees.....................      667
                                          --------
  Net Investment Income.................   15,676
                                          --------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
  Net Realized Gain (Loss) on
   Investments:
    Investment Securities...............    2,945
    Foreign Currency Transactions.......       46
    Futures Contracts...................     (126)
                                          --------
      Net Realized Gain on Investments
       for the Period...................    2,865
                                          --------
  Net Change in Unrealized Appreciation
   (Depreciation) of:
    Investment Securities...............    2,261
    Futures Contracts...................     (431)
    Foreign Currency Transactions.......      (94)
                                          --------
      Net Change in Unrealized
       Appreciation for the Period......    1,736
                                          --------
  Net Gain on Investments...............    4,601
                                          --------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS........................  $20,277
                                          --------
                                          --------

    The Accompanying Notes are an Integral Part of the Financial Statements

                                      ---

NORTHWESTERN MUTUAL SERIES FUND, INC.
Select Bond Portfolio
Statement of Changes in Net Assets
(IN THOUSANDS)

                                              FOR THE YEAR
                                           ENDED DECEMBER 31,
                                          ---------------------
                                            1997        1996
                                          ---------   ---------
INCREASE IN NET ASSETS
  Operations
    Net Investment Income...............  $ 15,676    $ 13,288
    Net Realized Gain on Investments....     2,865         569
    Net Change in Unrealized
     Appreciation (Depreciation) of
     Investments for the Period.........     1,736      (6,987)
                                          ---------   ---------
      Net Increase in Net Assets
      Resulting from Operations.........    20,277       6,870
                                          ---------   ---------
  Distributions to Shareholders from:
    Net Investment Income...............   (13,300)     (7,025)
    Net Realized Gain on Investments....        --          --
                                          ---------   ---------
      Net Decrease in Net Assets
      Resulting from Distributions to
      Shareholders......................   (13,300)     (7,025)
                                          ---------   ---------
  Fund Share Transactions
    Proceeds from Sale of 26,095 and
     23,808 Shares......................    32,098      28,507
    Proceeds from Shares Issued on
     Reinvestment of Distributions Paid
     (11,396 and 6,130 shares,
     respectively)......................    13,300       7,025
    Payments for 17,885 and 16,109
     Shares Redeemed....................   (21,873)    (19,186)
                                          ---------   ---------
      Net Increase in Net Assets
      Resulting from Fund Share
      Transactions (19,606 and 13,829
      shares, respectively).............    23,526      16,346
                                          ---------   ---------
  Total Increase in Net Assets..........    30,502      16,191
NET ASSETS
  Beginning of Period...................   214,333     198,142
                                          ---------   ---------
  End of Period (includes undistributed
   net investment income of $15,722 and
   $13,300 respectively)................  $244,835    $214,333
                                          ---------   ---------
                                          ---------   ---------

    The Accompanying Notes are an Integral Part of the Financial Statements

                                      ---

NORTHWESTERN MUTUAL SERIES FUND, INC.
Select Bond Portfolio
Financial Highlights
(FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)

                                                               FOR THE YEAR
                                                            ENDED DECEMBER 31,
                                          -------------------------------------------------------
                                            1997        1996        1995        1994       1993
                                          ---------   ---------   ---------   --------   --------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of
   Period...............................  $   1.22    $   1.23    $   1.06    $  1.15    $  1.14
    Income from Investment Operations:
      Net Investment Income.............      0.08        0.07        0.07       0.06       0.08
      Net Realized and Unrealized Gain
       (Loss) on Investments............      0.04       (0.04)       0.13      (0.09)      0.05
                                          ---------   ---------   ---------   --------   --------
        Total from Investment
         Operations.....................      0.12        0.03        0.20      (0.03)      0.13
                                          ---------   ---------   ---------   --------   --------
    Less Distributions:
      Dividends from Net Investment
       Income...........................     (0.08)      (0.04)      (0.03)     (0.06)     (0.08)
      Distributions from Realized Gains
       on Investments...................        --          --          --         --      (0.04)
                                          ---------   ---------   ---------   --------   --------
        Total Distributions.............     (0.08)      (0.04)      (0.03)     (0.06)     (0.12)
                                          ---------   ---------   ---------   --------   --------
Net Asset Value, End of Period..........  $   1.26    $   1.22    $   1.23    $  1.06    $  1.15
                                          ---------   ---------   ---------   --------   --------
                                          ---------   ---------   ---------   --------   --------
Total Return+...........................      9.46%       3.31%      19.10%     (2.28%)    10.81%
                                          ---------   ---------   ---------   --------   --------
                                          ---------   ---------   ---------   --------   --------

RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (in
 thousands).............................  $244,835    $214,333    $198,142    $158,508   $17,485
                                          ---------   ---------   ---------   --------   --------
                                          ---------   ---------   ---------   --------   --------
Ratio of Expenses to Average Net
 Assets.................................      0.30%       0.30%       0.30%      0.30%      0.30%
                                          ---------   ---------   ---------   --------   --------
                                          ---------   ---------   ---------   --------   --------
Ratio of Net Investment Income to
 Average Net Assets.....................      7.03%       6.48%       6.61%      7.02%      6.40%
                                          ---------   ---------   ---------   --------   --------
                                          ---------   ---------   ---------   --------   --------
Portfolio Turnover Rate.................    184.93%     195.98%      69.06%    108.00%     67.69%
                                          ---------   ---------   ---------   --------   --------
                                          ---------   ---------   ---------   --------   --------

 + Total Return includes deductions for management and other fund expenses;
   excludes deductions for sales loads and account fees.

    The Accompanying Notes are an Integral Part of the Financial Statements

                                      ---

Money Market Portfolio
NORTHWESTERN MUTUAL SERIES FUND, INC.
Money Market Portfolio
Financial Statements
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997

ASSETS
  Money Market Investments
   (cost $193,630)......................  $193,630
  Cash..................................         2
  Due from Sale of Fund Shares..........       582
  Interest Receivable...................       424
                                          ---------
    Total Assets........................   194,638
                                          ---------
LIABILITIES
  Due on Redemption of Fund Shares......       116
  Due to Investment Advisor.............        52
                                          ---------
    Total Liabilities...................       168
                                          ---------
NET ASSETS..............................  $194,470
                                          ---------
                                          ---------
REPRESENTED BY:
  Aggregate Paid in Capital (400,000
   shares authorized, $.01 par value;
   194,494 shares outstanding)..........  $194,470
                                          ---------
  Net Assets for 194,494 Shares
   Outstanding..........................  $194,470
                                          ---------
                                          ---------
  Net Asset Value, Offering and
   Redemption Price per Share...........  $   1.00
                                          ---------
                                          ---------

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997

INVESTMENT INCOME
  Income
    Interest............................  $ 10,433
                                          ---------
  Expenses
    Management Fees.....................       555
                                          ---------
  Net Investment Income.................     9,878
                                          ---------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS..............  $  9,878
                                          ---------
                                          ---------

    The Accompanying Notes are an Integral Part of the Financial Statements

                                      ---

NORTHWESTERN MUTUAL SERIES FUND, INC.
Money Market Portfolio
Statement of Changes in Net Assets
(IN THOUSANDS)

                                           FOR THE YEAR ENDED
                                              DECEMBER 31,
                                          ---------------------
                                            1997        1996
                                          ---------   ---------
INCREASE IN NET ASSETS
  Operations
    Net Investment Income...............  $  9,878    $  7,576
                                          ---------   ---------
      Net Increase in Net Assets
      Resulting from Operations.........     9,878       7,576
                                          ---------   ---------
  Distributions to Shareholders from:
    Net Investment Income...............    (9,885)     (7,576)
                                          ---------   ---------
      Net Decrease in Net Assets
      Resulting from Distributions to
      Shareholders......................    (9,885)     (7,576)
                                          ---------   ---------
  Fund Share Transactions
    Proceeds from Sale of 130,864 and
     122,068 Shares.....................   130,863     122,068
    Proceeds from Shares Issued on
     Reinvestment of Distributions Paid
     (9,878 and 7,576 shares,
     respectively)......................     9,878       7,576
    Payments for 122,562 and 85,918
     Shares Redeemed....................  (122,562)    (85,918)
                                          ---------   ---------
      Net Increase in Net Assets
      Resulting from Fund Share
      Transactions
       18,180 and 43,726) shares,
      respectively).....................    18,179      43,726
                                          ---------   ---------
  Total Increase in Net Assets..........    18,172      43,726
NET ASSETS
  Beginning of Period...................   176,298     132,572
                                          ---------   ---------
  End of Period (includes no
   undistributed net investment
   income)..............................  $194,470    $176,298
                                          ---------   ---------
                                          ---------   ---------

    The Accompanying Notes are an Integral Part of the Financial Statements

                                      ---

NORTHWESTERN MUTUAL SERIES FUND, INC.
Money Market Portfolio
Financial Highlights
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                FOR THE YEAR
                                                             ENDED DECEMBER 31,
                                          ---------------------------------------------------------
                                            1997        1996        1995        1994        1993
                                          ---------   ---------   ---------   ---------   ---------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of
   Period...............................  $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
    Net Investment Income...............      0.05        0.05        0.06        0.05        0.03
    Less Distributions from Net
     Investment Income..................     (0.05)      (0.05)      (0.06)      (0.05)      (0.03)
                                          ---------   ---------   ---------   ---------   ---------
Net Asset Value, End of Period..........  $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                                          ---------   ---------   ---------   ---------   ---------
                                          ---------   ---------   ---------   ---------   ---------
Total Return+...........................      5.47%       5.29%       5.82%       4.06%       2.88%
                                          ---------   ---------   ---------   ---------   ---------
                                          ---------   ---------   ---------   ---------   ---------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (in
 thousands).............................  $194,470    $176,298    $132,572    $104,217    $ 12,657
                                          ---------   ---------   ---------   ---------   ---------
                                          ---------   ---------   ---------   ---------   ---------
Ratio of Expenses to Average Net
 Assets.................................      0.30%       0.30%       0.30%       0.30%       0.30%
                                          ---------   ---------   ---------   ---------   ---------
                                          ---------   ---------   ---------   ---------   ---------
Ratio of Net Investment Income to
 Average Net Assets.....................      5.33%       5.13%       5.61%       4.64%       2.87%
                                          ---------   ---------   ---------   ---------   ---------
                                          ---------   ---------   ---------   ---------   ---------

 + Total Return includes deductions for management and other fund expenses;
   excludes deductions for sales loads and account fees.

    The Accompanying Notes are an Integral Part of the Financial Statements

                                      ---

Notes to Financial Statements
NORTHWESTERN MUTUAL SERIES FUND, INC.
Notes to Financial Statements
DECEMBER 31, 1997

Note 1 -- Northwestern Mutual Series Fund, Inc. (the "Series Fund"), is registered as a diversified open-end investment company under the Investment Company Act of 1940. The Series Fund consists of the Aggressive Growth Stock Portfolio, International Equity Portfolio, Growth Stock Portfolio, Growth and Income Stock Portfolio, Index 500 Stock Portfolio, Balanced Portfolio, High Yield Bond Portfolio, Select Bond Portfolio and the Money Market Portfolio (the "Portfolios"). Shares are presently offered only to The Northwestern Mutual Life Insurance Company ("Northwestern Mutual Life") and its segregated asset accounts.

Note 2 -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Principal accounting policies are summarized below.

Note 3 -- Bonds are valued on the basis of prices furnished by a service which determines prices for normal institutional size trading units of bonds, without regard to exchange or over-the-counter prices. When quotations are not readily available, bonds are valued at fair market value determined by procedures approved by the Board of Directors. Stocks listed on a national or foreign stock exchange are valued at the final sale price, or final bid price in absence of a sale. Stocks not listed on a national or foreign stock exchange are valued at the closing bid price on the over-the-counter market. Money market investments, other than in the Money Market Portfolio, with maturities exceeding sixty days but generally not exceeding one year are valued by marking to market on the basis of an average of the most recent bid prices or yields. Money market investments with maturities of sixty days or less and all securities in the Money Market Portfolio are valued on an amortized cost basis or, if the current market value differs substantially from the amortized cost, by marking to market.

Note 4 -- Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated in U.S. dollar amounts on the respective dates of such transactions. When the International Equity Portfolio, Balanced Portfolio, and Select Bond Portfolio purchases or sells a foreign security it may enter into a foreign exchange currency contract to minimize market risk from the trade date to the settlement date of such transaction. Such foreign exchange currency contracts are marked to market daily.

The International Equity Portfolio, Balanced Portfolio, and the Select Bond Portfolio do not separately report the results of operations due to changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade date and the settlement date on security transactions, the differences between the amounts of dividends and foreign withholding taxes recorded on the portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid.

Note 5 -- The Aggressive Growth Stock, Growth Stock, Index 500 Stock, Balanced and Select Bond Portfolios invest in futures contracts as an alternative to investing in individual securities. The Aggressive Growth Stock, Growth Stock, Index 500 Stock, Balanced, and Select Bond, could be exposed to market risk due to charges in the value of the underlying securities or due to an illiquid secondary market. Futures contracts are marked to market daily based upon quoted settlement prices. The Portfolios receive from or pay to brokers an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments, known as the "variation margin," are recorded by the Portfolios as unrealized gains or losses. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

                                      ---

NORTHWESTERN MUTUAL SERIES FUND, INC.
Notes to Financial Statements
DECEMBER 31, 1997

Note 6 -- Interest income and discounts earned are recorded daily on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as information from foreign issuers is available. Where applicable, dividends are recorded net of foreign dividend tax. Discounts and premiums on securities purchased are amortized over the life of the respective securities when required for federal income tax purposes using the effective interest method. Securities transactions are accounted for on trade date. The basis for determining cost on sale of securities is identified cost. For the year ended December 31, 1997, transactions in securities other than money market investments were:

                                                               TOTAL        U.S. GOVT                           U.S. GOVT
                                                             SECURITY       SECURITY      TOTAL SECURITY     SECURITY SALES/
PORTFOLIOS                                                   PURCHASES      PURCHASES    SALES/MATURITIES      MATURITIES
---------------------------------------------------------  -------------  -------------  -----------------  -----------------
Aggressive Growth Stock..................................  $ 546,707,728  $          --    $ 493,422,739      $          --
International Equity.....................................    222,548,513     21,296,687       94,881,656         31,300,000
Growth Stock.............................................     94,826,433             --       64,993,295                 --
Growth and Income Stock..................................    490,930,645             --      431,230,508                 --
Index 500 Stock..........................................    199,135,836             --       28,135,152                 --
Balanced.................................................    782,098,926    490,678,618      661,481,224        435,901,340
High Yield Bond..........................................    197,495,897             --      153,093,698                 --
Select Bond..............................................    417,760,490    155,767,760      391,615,427        212,654,062

Note 7 --The Series Fund and its Portfolios are parties to annually renewable contracts pursuant to which each Portfolio pays a charge for investment management and administrative services. Each Portfolio pays a monthly fee for these investment advisory services at an annual rate based on the average daily net asset values of each Portfolio. For the Index 500 Stock Portfolio the rate is .20%, and for the Select Bond, Money Market and Balanced Portfolios the rate is .30%. For the other Portfolios the rate for the investment advisory fee is graded by the asset size of the Portfolio according to the following schedule:

                                      FIRST     NEXT
                                       $50       $50
PORTFOLIOS                           MILLION   MILLION   EXCESS
-----------------------------------  -------   -------   -------
Aggressive Growth Stock............   .80%      .65%      .50%
International Equity...............   .85%      .65%      .65%
Growth Stock.......................   .60%      .50%      .40%
Growth and Income Stock............   .70%      .60%      .55%
High Yield Bond....................   .60%      .50%      .40%

These amounts are paid to Northwestern Mutual Investment Services, Inc. ("NMIS") a wholly-owned subsidiary of Northwestern Mutual Life, which is the manager and investment adviser of the Fund. Northwestern Mutual Life is also a party to the agreement. Other costs for each Portfolio are paid either by the Portfolios, Northwestern Mutual Life, or NMIS depending upon the applicable agreement in place.

Certain portfolios pay a portion of their custodian fees indirectly through expense offset arrangements. Custodian fees are reduced for Portfolios that maintain compensating balances in non-interest bearing accounts. The portfolios could have invested the assets used to pay for the custodian fees, had the assets not been used in the expense offset arrangements. As of December 31, 1997, the amounts paid through expense offset arrangements are $4,119 in the Aggressive Growth Stock Portfolio, $4,529 in the Growth Stock Portfolio, $6,985 in the Growth and Income Stock Portfolio, $3,641 in the Index 500 Stock Portfolio, and $14,005 in the High Yield Bond Portfolio.

J.P. Morgan Investment Management, Inc. ("J.P. Morgan") and Templeton Investment Counsel, Inc. ("Templeton Counsel") have been retained under an investment sub-advisory agreement to provide investment advice and, in general, to conduct the management investment program of the Growth and Income Stock Portfolio and the International Equity Portfolio, respectively. NMIS pays J.P. Morgan .45% on the first $100 million of the combined net assets for all funds managed for Northwestern Mutual Life by J.P. Morgan, .40% on the next $100 million, .35% on the next $200 million and .30% in excess of $400 million. NMIS pays Templeton Counsel .50% on the first $100 million of the combined net assets for all funds managed for Northwestern Mutual Life by Templeton Counsel and .40% in excess of $100 million.

The Aggressive Growth Stock Portfolio paid commissions on Portfolio transactions to an affiliated broker in the amount of $21,869.

Note 8 -- The Series Fund has elected to be taxed as a regulated investment company meeting certain requirements under the Internal Revenue Code. Since it expects to distribute all net investment income and net realized capital gains, the Series Fund anticipates incurring no federal income taxes.

                                      ---

NORTHWESTERN MUTUAL SERIES FUND, INC.
Notes to Financial Statements
DECEMBER 31, 1997

Taxable distributions from net investment income and realized capital gains in the Portfolios differ from book amounts earned during the period due to differences in the timing of capital recognition, and due to the reclassification of certain gains or losses from capital to income.

For Federal income tax purposes, net unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gains (losses).

Note 9 -- Dividends from net investment income and net realized capital gains are declared each year for the Aggressive Growth Stock Portfolios, International Equity, Growth Stock, Growth and Income Stock, Index 500 Stock, Balanced, High Yield Bond, Select Bond, and each business day for the Money Market Portfolio. Dividend distributions are described below.

A dividend was declared on May 12, 1997, payable to shareholders of record on May 12, 1997. Dividends paid from 1996 net investment income and 1996 net capital gains were as follows:

                                                                                                        NET
                                                                                                    INVESTMENT   NET CAPITAL
PORTFOLIOS                                                                                            INCOME        GAINS
--------------------------------------------------------------------------------------------------  -----------  -----------
Aggressive Growth Stock...........................................................................  $        --  $57,364,645
International Equity..............................................................................   12,704,098    7,541,567
Growth Stock......................................................................................       14,615      799,017
Growth and Income Stock...........................................................................       26,286    6,062,555
Index 500 Stock...................................................................................   13,865,506   16,994,473
Balanced..........................................................................................   86,698,498   29,228,140
High Yield Bond...................................................................................      160,082      992,215
Select Bond.......................................................................................   13,298,619           --

A dividend was declared on June 26, 1997, payable to shareholders of record on June 26, 1997. Dividends paid from 1997 net investment income:

                                                                                                                     NET
                                                                                                                 INVESTMENT
PORTFOLIOS                                                                                                         INCOME
---------------------------------------------------------------------------------------------------------------  -----------
Growth Stock...................................................................................................  $1,203,768
Growth and Income Stock........................................................................................   1,262,918
High Yield Bond................................................................................................   3,943,225

A dividend was declared on December 29, 1997, payable to shareholders of record on December 29, 1997. Dividends paid from 1997 net investment income and 1997 net capital gains were as follows:

                                                                                                        NET
                                                                                                    INVESTMENT    NET CAPITAL
PORTFOLIOS                                                                                            INCOME         GAINS
--------------------------------------------------------------------------------------------------  -----------  -------------
Growth Stock......................................................................................  $1,466,320    $ 7,728,372
Growth and Income Stock...........................................................................   1,910,414     72,117,342
High Yield Bond...................................................................................   8,732,262      7,439,124

A tax return of capital in the amount of $3,716,193 was paid in the High Yield Bond Portfolio for the year ended December 31, 1997.

Note 10 -- Effective April 1, 1996, NML voluntarily reimburses the International Equity Portfolio for the income tax benefit NML receives from foreign dividend taxes paid by the Portfolio and passed through to NML as tax credits. The amount reimbursed represents approximately 65% of the foreign dividend tax withheld from the Portfolio. Reimbursements are recorded when foreign dividend taxes are accrued. This voluntary reimbursement as of December 31, 1997 was $1,313,579 and for the period April 1, 1996 through December 31, 1996 was $921,386.

                                      ---

VARIABLE LIFE ACCOUNTANTS' LETTER

                 [LOGO]

                                                                          [LOGO]

REPORT OF INDEPENDENT ACCOUNTANTS

To The Northwestern Mutual Life Insurance Company and
Policyowners of Northwestern Mutual Variable Life Account

In our opinion, the accompanying combined statement of assets and liabilities and the related combined and separate statements of operations and changes in equity present fairly, in all material respects, the financial position of Northwestern Mutual Variable Life Account and Aggressive Growth Stock Division, International Equity Division, Growth Stock Division, Growth and Income Stock Division, the Index 500 Stock Division, the Balanced Division, High Yield Bond Division, Select Bond Division, and Money Market Division thereof at December 31, 1997, the results of their operations and the changes in their equity for the year then ended and for each of the other periods presented, in conformity with generally accepted accounting principles. These financial statements are the responsibility of The Northwestern Mutual Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included direct confirmation of the number of shares owned at December 31, 1997 with Northwestern Mutual Series Fund, Inc., provide a reasonable basis for the opinion expressed above.

                         [SIG]

Milwaukee, Wisconsin
January 27, 1998

                                       --

                                     NOTES

                                       --

VARIABLE LIFE FINANCIAL STATEMENTS
NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
Financial Statements
DECEMBER 31, 1997

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

ASSETS
  Investments at Market Value:
    Northwestern Mutual Series Fund, Inc.
      Aggressive Growth Stock
       23,568 shares (cost $66,748)...............  $  78,645
      International Equity
       31,449 shares (cost $46,440)...............     53,117
      Growth Stock
       17,809 shares (cost $26,009)...............     32,234
      Growth and Income Stock
       27,339 shares (cost $36,512)...............     36,389
      Index 500 Stock
       40,734 shares (cost $74,358)...............    107,700
      Balanced
       63,446 shares (cost $90,745)...............    126,320
      High Yield Bond
       8,280 shares (cost $9,262).................      8,802
      Select Bond
       7,233 shares (cost $8,546).................      9,092
      Money Market
       21,899 shares (cost $21,899)...............     21,899   $ 474,198
                                                    ---------
Due from Sale of Fund Shares..................................        978
Due from Northwestern Mutual Life Insurance Company...........        382
                                                                ---------
      Total Assets............................................  $ 475,558
                                                                ---------
                                                                ---------
LIABILITIES
  Due to Northwestern Mutual Life Insurance Company...........  $     978
  Due on Purchase of Fund Shares..............................        382
                                                                ---------
      Total Liabilities.......................................      1,360
                                                                ---------
EQUITY (NOTE 8)
  Policies Issued Before October 11, 1995.....................    315,462
  Policies Issued On or After October 11, 1995................    158,736
                                                                ---------
      Total Equity............................................    474,198
                                                                ---------
      Total Liabilities and Equity............................  $ 475,558
                                                                ---------
                                                                ---------

    The Accompanying Notes are an Integral Part of the Financial Statements

                                       --

VARIABLE LIFE FINANCIAL STATEMENTS
NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
Statement of Operations and Changes in Equity
(IN THOUSANDS)

                                                                     AGGRESSIVE GROWTH STOCK
                                           COMBINED                         DIVISION              INTERNATIONAL EQUITY DIVISION
                                -------------------------------   -----------------------------   -----------------------------
                                  YEAR ENDED       YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                 DECEMBER 31,     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                     1997             1996            1997            1996            1997            1996
                                --------------   --------------   -------------   -------------   -------------   -------------
INVESTMENT INCOME
  Dividend Income.............    $  24,262        $  11,085        $  3,345        $    892        $  1,286        $    924
  Mortality and Expense
    Risks.....................        1,788            1,102             271             139             197             100
  Taxes.......................          767              461             116              57              85              42
                                --------------   --------------   -------------   -------------   -------------   -------------
  Net Investment Income.......       21,707            9,522           2,958             696           1,004             782
                                --------------   --------------   -------------   -------------   -------------   -------------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Realized Gain on
    Investments...............        4,871            2,405             231             301             203              49
  Unrealized Appreciation
    (Depreciation) of
    Investments During the
    Period....................       42,532           21,398           5,109           2,690           2,358           3,197
                                --------------   --------------   -------------   -------------   -------------   -------------
  Net Gain (Loss) on
    Investments...............       47,403           23,803           5,340           2,991           2,561           3,246
                                --------------   --------------   -------------   -------------   -------------   -------------
  Increase in Equity Derived
    from Investment
    Activity..................       69,110           33,325           8,298           3,687           3,565           4,028
                                --------------   --------------   -------------   -------------   -------------   -------------
EQUITY TRANSACTIONS
  Policyowners' Net
    Payments..................      170,672          101,055          21,502          11,065          12,656           8,006
  Policy Loans, Surrenders,
    and Death Benefits........      (23,728)         (16,316)         (4,003)         (2,117)         (2,787)         (1,566)
  Mortality and Other (net)...      (28,427)         (16,382)         (3,791)         (1,943)         (2,368)         (1,529)
  Transfers from Other
    Divisions.................       86,366           45,652          19,008          14,807          14,866           6,728
  Transfers to Other
    Divisions.................      (86,366)         (45,652)         (4,091)         (1,660)         (2,149)           (827)
                                --------------   --------------   -------------   -------------   -------------   -------------
Increase in Equity Derived
  from Equity Transactions....      118,517           68,357          28,625          20,152          20,218          10,812
                                --------------   --------------   -------------   -------------   -------------   -------------
Net Increase in Equity........      187,627          101,682          36,923          23,839          23,783          14,840
EQUITY
  Beginning of Period.........      286,571          184,889          41,724          17,885          29,333          14,493
                                --------------   --------------   -------------   -------------   -------------   -------------
  End of Period...............    $ 474,198        $ 286,571        $ 78,647        $ 41,724        $ 53,116        $ 29,333
                                --------------   --------------   -------------   -------------   -------------   -------------
                                --------------   --------------   -------------   -------------   -------------   -------------

    The Accompanying Notes are an Integral Part of the Financial Statements

                                      ---

VARIABLE LIFE FINANCIAL STATEMENTS
NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
Statement of Operations and Changes in Equity
(IN THOUSANDS)

                                                                GROWTH & INCOME STOCK DIVISION
                                    GROWTH STOCK DIVISION                                             INDEX 500 STOCK DIVISION
                                -----------------------------   -------------------------------   --------------------------------
                                 YEAR ENDED      YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED        YEAR ENDED
                                DECEMBER 31,    DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,      DECEMBER 31,
                                    1997            1996             1997             1996             1997              1996
                                -------------   -------------   --------------   --------------   ---------------   --------------
INVESTMENT INCOME
  Dividend Income.............    $  1,413        $    564        $  7,776         $  1,458         $   2,579         $  1,153
  Mortality and Expense
    Risks.....................         105              46             120               58               395              221
  Taxes.......................          45              19              52               24               169               93
                                -------------   -------------   --------------   --------------   ---------------   --------------
  Net Investment Income.......       1,263             499           7,604            1,376             2,015              839
                                -------------   -------------   --------------   --------------   ---------------   --------------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Realized Gain on
    Investments...............         172              88             173              117             2,375              359
  Unrealized Appreciation
    (Depreciation) of
    Investments During the
    Period....................       4,151           1,191          (1,823)             728            17,772            8,074
                                -------------   -------------   --------------   --------------   ---------------   --------------
  Net Gain (Loss) on
    Investments...............       4,323           1,279          (1,650)             845            20,147            8,433
                                -------------   -------------   --------------   --------------   ---------------   --------------
  Increase in Equity Derived
    from Investment
    Activity..................       5,586           1,778           5,954            2,221            22,162            9,272
                                -------------   -------------   --------------   --------------   ---------------   --------------
EQUITY TRANSACTIONS
  Policyowners' Net
    Payments..................       7,334           3,397           7,537            4,523            19,733           12,626
  Policy Loans, Surrenders,
    and Death Benefits........      (1,314)           (436)         (1,842)            (692)           (5,039)          (3,465)
  Mortality and Other (net)...      (1,329)           (665)         (1,457)            (867)           (4,127)          (2,351)
  Transfers from Other
    Divisions.................       8,851           4,758          10,673            3,950            20,024            8,372
  Transfers to Other
    Divisions.................      (1,341)           (447)         (1,104)            (974)           (3,783)          (2,211)
                                -------------   -------------   --------------   --------------   ---------------   --------------
Increase in Equity Derived
  from Equity Transactions....      12,201           6,607          13,807            5,940            26,808           12,971
                                -------------   -------------   --------------   --------------   ---------------   --------------
Net Increase in Equity........      17,787           8,385          19,761            8,161            48,970           22,243
EQUITY
  Beginning of Period.........      14,446           6,061          16,628            8,467            58,729           36,486
                                -------------   -------------   --------------   --------------   ---------------   --------------
  End of Period...............    $ 32,233        $ 14,446        $ 36,389         $ 16,628         $ 107,699         $ 58,729
                                -------------   -------------   --------------   --------------   ---------------   --------------
                                -------------   -------------   --------------   --------------   ---------------   --------------

    The Accompanying Notes are an Integral Part of the Financial Statements

                                      ---

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
Statement of Operations and Changes in Equity
(IN THOUSANDS)

                                       BALANCED DIVISION            HIGH YIELD BOND DIVISION
                                -------------------------------   -----------------------------
                                  YEAR ENDED       YEAR ENDED      YEAR ENDED      YEAR ENDED
                                 DECEMBER 31,     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                     1997             1996            1997            1996
                                --------------   --------------   -------------   -------------
INVESTMENT INCOME
  Dividend Income.............    $  5,105         $  5,010         $ 1,370         $   400
  Mortality and Expense
    Risks.....................         558              452              29              13
  Taxes.......................         239              193              12               5
                                --------------   --------------   -------------   -------------
  Net Investment Income.......       4,308            4,365           1,329             382
                                --------------   --------------   -------------   -------------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Realized Gain on
    Investments...............       1,655            1,462              26              21
  Unrealized Appreciation
    (Depreciation) of
    Investments During the
    Period....................      15,262            5,413            (531)             83
                                --------------   --------------   -------------   -------------
  Net Gain (Loss) on
    Investments...............      16,917            6,875            (505)            104
                                --------------   --------------   -------------   -------------
  Increase in Equity Derived
    from Investment
    Activity..................      21,225           11,240             824             486
                                --------------   --------------   -------------   -------------
EQUITY TRANSACTIONS
  Policyowners' Net
    Payments..................      15,394           15,417           1,922           1,101
  Policy Loans, Surrenders,
    and Death Benefits........      (7,260)          (7,030)           (349)           (243)
  Mortality and Other (net)...      (3,395)          (3,034)           (339)           (193)
  Transfers from Other
    Divisions.................       4,266            2,467           3,276           1,043
  Transfers to Other
    Divisions.................      (4,734)          (5,909)           (425)           (449)
                                --------------   --------------   -------------   -------------
Increase in Equity Derived
  from Equity Transactions....       4,271            1,911           4,085           1,259
                                --------------   --------------   -------------   -------------
Net Increase in Equity........      25,496           13,151           4,909           1,745
EQUITY
  Beginning of Period.........     100,826           87,675           3,892           2,147
                                --------------   --------------   -------------   -------------
  End of Period...............    $126,322         $100,826         $ 8,801         $ 3,892
                                --------------   --------------   -------------   -------------
                                --------------   --------------   -------------   -------------


                                   SELECT BOND DIVISION           MONEY MARKET DIVISION
                                ---------------------------   -----------------------------

                                 YEAR ENDED     YEAR ENDED     YEAR ENDED      YEAR ENDED
                                DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                    1997           1996           1997            1996
                                ------------   ------------   -------------   -------------
INVESTMENT INCOME
  Dividend Income.............    $   436        $   176        $    952        $    508
  Mortality and Expense
    Risks.....................         35             26              78              47
  Taxes.......................         15             11              34              17
                                ------------   ------------   -------------   -------------
  Net Investment Income.......        386            139             840             444
                                ------------   ------------   -------------   -------------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Realized Gain on
    Investments...............         36              8              --              --
  Unrealized Appreciation
    (Depreciation) of
    Investments During the
    Period....................        234             22              --              --
                                ------------   ------------   -------------   -------------
  Net Gain (Loss) on
    Investments...............        270             30               0               0
                                ------------   ------------   -------------   -------------
  Increase in Equity Derived
    from Investment
    Activity..................        656            169             840             444
                                ------------   ------------   -------------   -------------
EQUITY TRANSACTIONS
  Policyowners' Net
    Payments..................      1,820          1,356          82,774          43,564
  Policy Loans, Surrenders,
    and Death Benefits........       (311)          (191)           (823)           (576)
  Mortality and Other (net)...       (560)          (248)        (11,061)         (5,552)
  Transfers from Other
    Divisions.................      2,000            954           3,402           2,573
  Transfers to Other
    Divisions.................       (756)          (553)        (67,983)        (32,622)
                                ------------   ------------   -------------   -------------
Increase in Equity Derived
  from Equity Transactions....      2,193          1,318           6,309           7,387
                                ------------   ------------   -------------   -------------
Net Increase in Equity........      2,849          1,487           7,149           7,831
EQUITY
  Beginning of Period.........      6,243          4,756          14,750           6,919
                                ------------   ------------   -------------   -------------
  End of Period...............    $ 9,092        $ 6,243        $ 21,899        $ 14,750
                                ------------   ------------   -------------   -------------
                                ------------   ------------   -------------   -------------

    The Accompanying Notes are an Integral Part of the Financial Statements

                                      ---

NOTES TO FINANCIAL STATEMENTS
NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
Notes to Financial Statements
DECEMBER 31, 1997

NOTE 1 -- Northwestern Mutual Variable Life Account (the "Account") is registered as a unit investment trust under the Investment Company Act of 1940 and is a segregated asset account of The Northwestern Mutual Life Insurance Company ("Northwestern Mutual Life") used to fund variable life insurance policies.

NOTE 2 -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Principal accounting policies are summarized below.

NOTE 3 -- All assets of each Division of the Account are invested in shares of the corresponding Portfolio of Northwestern Mutual Series Fund, Inc. (the "Fund"). The shares are valued at the Fund's offering and redemption price per share. The Fund is a diversified open-end investment company registered under the Investment Company Act of 1940.

NOTE 4 -- Dividend income from the Fund is recorded on the record date of the dividends. Transactions in Fund shares are accounted for on the trade date. The basis for determining cost on sale of Fund shares is identified cost. Purchases and sales of Fund shares for the year ended December 31, 1997 by each Division are shown below:

                                            PURCHASES         SALES
                                          --------------  --------------
Aggressive Growth Division..............  $   32,148,589  $      564,378
International Equity Division...........      22,025,927         803,101
Growth Stock Division...................      13,899,147         435,326
Growth & Income Stock
Division................................      21,933,009         522,627
Index 500 Stock Division................      33,585,092       4,761,393
Balanced Division.......................      13,206,373       4,627,540
High Yield Bond Division................       5,627,863         213,319
Select Bond Division....................       3,269,526         691,055
Money Market Division...................      31,100,613      23,952,747

NOTE 5 -- A deduction for mortality and expense risks is determined daily and paid to Northwestern Mutual Life. Generally, for policies issued before October 11, 1995, and policies issued on or after October 11, 1995 the deduction is at an annual rate of .50% and .60%, respectively, of the net assets of the Account. The mortality risk is that insureds may not live as long as estimated. The expense risk is that expenses of issuing and administering the policies may exceed the estimated costs.

Certain deductions are also made from the annual or single premiums before accounts are allocated to the Account. These deductions are for (1) sales load,
(2) administrative expenses, (3) taxes and (4) a risk charge for the guaranteed minimum death benefit.

Additional mortality costs are deducted from the policy annually and are paid to Northwestern Mutual Life to cover the cost of providing insurance protection. This cost is actuarially calculated based upon the insured's age, the 1980 Commissioners Standard Ordinary Mortality Table and the amount of insurance provided under the policy.

NOTE 6 -- Northwestern Mutual Life is taxed as a "life insurance company" under the Internal Revenue Code. The variable life insurance policies which are funded in the Account are taxed as part of the operations of Northwestern Mutual Life. Policies provide that a charge for taxes may be made against the assets of the Account. Generally, for policies issued before October 11, 1995, Northwestern Mutual Life charges the Account at an annual rate of .20% of the Account's net assets and reserves the right to increase, decrease or eliminate the charge for taxes in the future. Generally, for policies issued on or after October 11, 1995, there is no charge being made against the assets of the Account for federal income taxes, but Northwestern Mutual Life reserves the right to charge for taxes in the future.

NOTE 7 -- The Account is credited for the policyowners' net annual premiums at the respective policy anniversary dates regardless of when policyowners actually paid their premiums. Northwestern Mutual Life's equity represents any unpaid portion of net annual premiums.

                                       --

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
Notes to Financial Statements
DECEMBER 31, 1997

NOTE 8 -- Equity Values by Division are shown below:

                                                                                          POLICIES ISSUED BEFORE
                                                                                             OCTOBER 11, 1995
                                                                                                EQUITY OF:
                                                                                         ------------------------    TOTAL
                                                                                         POLICYOWNERS      NML       EQUITY
                                                                                         -------------  ---------  ----------
Aggressive Growth Stock Division.......................................................   $   35,423    $  4,027   $  39,450
International Equity Division..........................................................       28,405       3,253      31,658
Growth Stock Division..................................................................       14,641       1,420      16,061
Growth and Income Stock Division.......................................................       19,349       1,808      21,157
Index 500 Stock Division...............................................................       67,754       4,993      72,747
Balanced Division......................................................................      113,340       5,378     118,718
High Yield Bond Division...............................................................        4,331         427       4,758
Select Bond Division...................................................................        5,969         449       6,418
Money Market Division..................................................................        4,274         221       4,495
                                                                                         -------------  ---------  ----------
                                                                                          $  293,486    $ 21,976   $ 315,462
                                                                                         -------------  ---------  ----------
                                                                                         -------------  ---------  ----------

                                                                                          POLICIES ISSUED ON OR
                                                                                          AFTER OCTOBER 11, 1995
                                                                                                EQUITY OF:
                                                                                         ------------------------    TOTAL
                                                                                         POLICYOWNERS      NML       EQUITY
                                                                                         -------------  ---------  ----------
Aggressive Growth Stock Division.......................................................   $   26,389    $ 12,807   $  39,196
International Equity Division..........................................................       14,079       7,381      21,460
Growth Stock Division..................................................................       10,886       5,287      16,173
Growth and Income Stock Division.......................................................        9,982       5,249      15,231
Index 500 Stock Division...............................................................       23,177      11,775      34,952
Balanced Division......................................................................        5,155       2,448       7,603
High Yield Bond Division...............................................................        2,798       1,245       4,043
Select Bond Division...................................................................        2,034         640       2,674
Money Market Division..................................................................        5,841      11,563      17,404
                                                                                         -------------  ---------  ----------
                                                                                          $  100,341    $ 58,395   $ 158,736
                                                                                         -------------  ---------  ----------
                                                                                         -------------  ---------  ----------

                                       --

                                     NOTES

                                       --

                                                         Northwestern
                                                         Mutual
                                                      Life-Registered Trademark-

                                                     720 East Wisconsin Avenue
                                                     Milwaukee, Wisconsin 53202

VARIABLE LIFE           TRANSFER / ALLOCATION / DOLLAR COST AVERAGING
POLICYOWNER SERVICES

  Insured                   Policy Number               Date
  GA#                       SA#                         Business Number:
                                                        Home Number:

A TOTAL OF SIX DIVISIONS MAY BE ELECTED WITH A MINIMUM OF 10% IN EACH DIVISION. THIS APPLIES TO EXISTING ASSETS, FUTURE ALLOCATIONS AND DOLLAR COST AVERAGING.

1. REDISTRIBUTION OF EXISTING ASSETS:
   Complete this section if you want to redistribute the money already invested. Future investments will continue to be allocated as they were prior to the transfer, unless section 2 is completed.
   INVESTMENT DIVISIONS                                          CHANGE TO
   Select Bond                                                 ------------%
   International Equity                                        ------------%
   Money Market                                                ------------%
   Balanced                                                    ------------%
   Index 500 Stock                                             ------------%
   Aggressive Growth Stock                                     ------------%
   High Yield Bond                                             ------------%
   Growth Stock                                                ------------%
   Growth and Income Stock                                     ------------%
       Total                                                   ----100 ----%
2. ALLOCATION OF FUTURE PREMIUM/DIVIDENDS:
   Complete this section to change where your future Premium/ Dividends are invested. Allocations of future investments will be effective with the next
   Premium/Dividend deposit.
                                                               ALLOCATION OF
                                                                   FUTURE
   INVESTMENT DIVISIONS                                      PREMIUMS/DIVIDENDS
   Select Bond                                                 ------------%
   International Equity                                        ------------%
   Money Market                                                ------------%
   Balanced                                                    ------------%
   Index 500 Stock                                             ------------%
   Aggressive Growth Stock                                     ------------%
   High Yield Bond                                             ------------%
   Growth Stock                                                ------------%
   Growth and Income Stock                                     ------------%
       Total                                                   ----100 ----%
3. DOLLAR COST AVERAGING (DCA): FOR VCL ONLY

   Effective date for the first DCA transfer.

   / / The month following the date this form is signed. Must have assets in Money Market on that date. Choose Money Market in section 1 and Money
        Market in section 2
   / /  With the next Premium/Dividend deposit, choose Money Market in section
        2.

   How would you like the fund transferred? Choose one:
   Option One:
   / /  Transfer in monthly installments so that at year end, Money Market valance will be zero.
   Option Two:
   / /  Specified amount to be transferred monthly of $ ----------------.
   Select Bond                                                 ------------%
   International Equity                                        ------------%
   Balanced                                                    ------------%
   Index 500 Stock                                             ------------%
   Aggressive Growth Stock                                     ------------%
   High Yield Bond                                             ------------%
   Growth Stock                                                ------------%
   Growth and Income Stock                                     ------------%
       Total                                                   ----100 ----%

4. TERMINATION OF DOLLAR COST AVERAGING:
   / / IMMEDIATELY      / / NEXT POLICY ANNIVERSARY
   Any existing funds will remain in the Money Market Division unless you elect to transfer assets. Future premium and dividends will be allocated on the policy anniversary date according to your allocation instructions.

5. SPECIAL INSTRUCTIONS:
--------------------------------------------------------------------------------

  ------------------------------------------------------------------------------

6. EFFECTIVE DATE:

   This asset transfer and/or allocation of future investments shall be effective on the date it is received (complete and signed) at NML's Home Office. Forms received prior to 3:00 p.m. Central time will be effective on the day of receipt.

7. SIGNATURE OF OWNER(S)/TRUSTEE REQUIRED (TITLE MUST BE INCLUDED):

------ Date signed ------
------ Date signed ------
18-1425 (2/96)                                                            WORD 6

                                       --

                             ADDITIONAL INFORMATION

1. REDISTRIBUTION OF EXISTING ASSETS: The Owner may transfer the assets invested for this policy to any of the Divisions, as long as these assets, following the transfer, are allocated among not more than six Divisions. Transfers may be made as often as twelve times in a policy year.

2. ALLOCATION OF FUTURE PREMIUM/DIVIDENDS: Allocation of the first net annual premium will be allocated to the Money Market Division until the Initial Allocation Date. On the Initial Allocation Date, amounts in the Money Market Division will be allocated in accordance with the application.

3. DOLLAR COST AVERAGING (DCA): If DCA is chosen, Money Market must be one of the Divisions elected for future premium/dividend allocation. A total of six Divisions may be elected between current and future assets and DCA.

4. TERMINATION OF DOLLAR COST AVERAGING (DCA): Any assets still in the Money Market Division will remain, unless YOU elect to transfer them.

                            HOW TO SUBMIT THIS FORM

FIRST CLASS MAIL
Please mail form to Northwestern Mutual Life, 720 E. Wisconsin, WI 53202, ATTENTION POS.

FAX
The properly completed and signed form may be FAXed to the Home Office at the numbers provided. Fax telephone numbers listed by POS Regions are:

East       414-299-4268           Central    414-299-4982
West       414-299-4982           South      414-299-4268
ABS        414-299-5735

The original form is NOT needed. Please keep it for your records.

LINK
NML Agents only: If timing is critical and FAX equipment is unavailable, this request may be LINKed to the Home Office. You must have a properly completed and signed form in your possession. The original signed form MUST be received in the Home Office within five (5) working days from the date of the LINK. The transaction will take effect based on the time that the LINK is received in the Home Office.

                             SIGNATURE INSTRUCTIONS

SIGNATURE BY OWNER

All Owners must sign their names as it appears in the policy contract. If the Owner's name has changed since the policy was issued, he/she should add his/her present surname to his/her name as it appears in the policy contract.

SIGNATURE BY ASSIGNEE

If the policy is assigned, the assignee must sign the form. See rules below if the assignee is a corporation, partnership or trust.

SIGNATURE ON BEHALF OF CORPORATION

If the policyowner is a corporation, an officer of the corporation must sign on behalf of the corporation with his/her title. The name of the corporation must appear above the signature.

SIGNATURE ON BEHALF OF PARTNERSHIP

If the policyowner is a partnership, the name of the partnership must appear above the signature. A partner other than the Insured must sign.

SIGNATURE ON BEHALF OF TRUST

If the partnership is a trust, the authorized Trustee must sign his/her name, followed by the word "Trustee." The name of the trust must appear above the signature.

                                       --

                                     NOTES

                                       --

                                     NOTES

                                       --

Directors and Officers
NORTHWESTERN MUTUAL SERIES FUND, INC.

DIRECTORS

James D. Ericson .... President and Chief Executive Officer, Northwestern Mutual
Life,
 ..................................................................... Milwaukee
Martin F. Stein ................ Chairman of the Board, EyeCare One Corporation,
 ..................................................................... Milwaukee
John K. MacIver ........... Partner, Michael Best & Friedrich, Attorneys at Law,
 ..................................................................... Milwaukee
Stephen N. Graff ......................... Retired Partner, Arthur Andersen, LLP
 ..................................................................... Milwaukee
William J. Blake ........................ Chairman, Blake Financial Corporation,
 ..................................................................... Milwaukee
William A. McIntosh .......... Retired Division Head--U.S. Fixed Income, Salomon
Brothers,
 ....................................................................... Chicago

OFFICERS

James D. Ericson ..................................................... President
Mark G. Doll ........................................ Vice President & Treasurer
Merrill C. Lundberg .................................................. Secretary
Barbara E. Courtney ................................................. Controller

                                      ---

This report is submitted for the general information of owners of Northwestern Mutual Variable Life policies. This report is not authorized for distribution to prospective purchasers of variable life policies unless it is accompanied by an effective prospectus. Northwestern Mutual Variable Life policies are sold through individuals who, in addition to being licensed life insurance agents of Northwestern Mutual Life, are registered representatives of Northwestern Mutual Investment Services, Inc., a wholly-owned subsidiary of Northwestern Mutual Life and a registered broker-dealer under the Securities Act of 1934 and a member of the National Association of Securities Dealers, Inc.


90-1899 (12-97)







                                                                 --------------
NORTHWESTERN                                                       BULK RATE
MUTUAL LIFE-C-                                                    U.S. POSTAGE
                                                                     PAID
PO Box 3095                                                      MILWAUKEE, WI
Milwaukee, WI  53201-3095                                        PERMIT NO. 426
                                                                 --------------


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